UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05038
Clearwater Investment Trust
(Exact name of registrant as specified in charter)

2000 Wells Fargo Place, 30 E. 7th Street
Saint Paul, Minnesota 55101-4930
(Address of principal executive offices) (Zip code)

Jason K. Mitchell
Fiduciary Counselling, Inc.
2000 Wells Fargo Place, 30 E. 7th Street
Saint Paul, Minnesota 55101-4930

Copy to:
John V. O'Hanlon, Esq.
Dechert LLP
One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110
(Name and address of agent for service)
Registrant's telephone number, including area code:
651-228-0935
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2024
Item 1. Reports to Stockholders.
(a) The Annual Report to Shareholders is filed herewith.
(b) Not Applicable.

Clearwater Core Equity Fund
TICKER: QWVPX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Clearwater Core Equity Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
Core Equity Fund	$27	0.24%
Management’s Discussion of Fund Performance
2024 Market Overview:
  Domestic large capitalization equities, as defined by the Russell 1000® Index, the Fund’s performance benchmark (the “benchmark”), increased 24.5% in 2024.
  Strong market performance was mainly driven by the resilient U.S. economy with declining inflation metrics and the U.S. Federal Reserve softening its monetary policy in 2024.
  Large cap growth stocks, particularly the mega-cap technology stocks, significantly outperformed their value counterparts in 2024, as measured by the Russell 1000® Growth Index and the Russell 1000® Value Index.
  The Communication Services and Information Technology sectors posted significant gains, while the Materials and Energy sectors lagged the benchmark in 2024.
2024 Performance:
  The Core Equity Fund returned 25.6%, net of fees, in 2024 compared to an increase of 24.5% for the benchmark. Parametric Portfolio Associates LLC (“Parametric”), the subadviser that follows a tax-managed passive strategy, generated performance in line with the benchmark in 2024.
  The active subadviser, AQR Capital Management, LLC, generated significant outperformance versus the benchmark in 2024.
  From a Fund-level perspective, both positive sector positioning and stock selection contributed to the Fund’s outperformance relative to the benchmark.
  Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Real Estate, Materials and Health Care sectors, and overweight positions in the Information Technology sector.
  The stock selection contribution to the Fund’s outperformance was mainly attributed to the Information Technology, Consumer Discretionary, and Industrials sectors.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Core Equity Fund	25.57%	14.36%	12.34%
Russell 1000® Index	24.51%	14.28%	12.87%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,103,260,597
Total number of portfolio holdings	534
Total advisory fees paid (after waiver/reimbursement)	$2,434,226
Portfolio turnover rate as of the end of the reporting period	28%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Apple, Inc.	6.62%
NVIDIA Corp.	6.24%
Microsoft Corp.	5.68%
Amazon.com, Inc.	3.40%
Meta Platforms, Inc., Class A	2.89%
Alphabet, Inc., Class A	2.22%
Broadcom, Inc.	2.02%
Berkshire Hathaway, Inc., Class B	1.69%
Tesla, Inc.	1.56%
Alphabet, Inc., Class C	1.46%
Sector Allocation
Material Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 29, 2025 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.2575%, 0.24% and 0.23% effective January 1, 2024, April 1, 2024 and October 1, 2024, respectively, of average daily net assets.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

Clearwater Select Equity Fund
TICKER: QWVOX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Clearwater Select Equity Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
Select Equity Fund	$92	0.88%
Management’s Discussion of Fund Performance
2024 Market Overview:
  Domestic small capitalization equities, as defined by the Russell 2000® Index, the Fund’s performance benchmark (the “benchmark”), increased by 11.5% in 2024.
  Strong market performance was mainly driven by the resilient U.S. economy with declining inflation metrics and the U.S. Federal Reserve softening its monetary policy in 2024.
  Similarly to the U.S. large cap space, U.S. small cap growth stocks outperformed small cap value stocks in 2024, as measured by the Russell 2000® Growth Index and the Russell 2000® Value Index.
  The Telecommunication Services, Communication Services, and Consumer Staples sectors experienced significant gains, while Energy was the only sector to post negative returns in 2024.
2024 Performance:
  The Select Equity Fund increased 10.0%, net of fees, during 2024 compared to an increase of 11.5% for the benchmark.
  The Fund’s underperformance was driven by underperformance from the value managers Cooke & Bieler, L.P. and Pzena Investment Management LLC.
  Partially offsetting the underperformance was the outperformance from the growth managers Wasatch Global Investors, Rice Hall James & Associates, LLC, and Acadian Asset Management LLC. Parametric, the subadviser that follows a tax-managed passive strategy, slightly underperformed the Fund’s benchmark.
  From a Fund-level perspective, poor stock selection more than offset positive sector positioning, driving the Fund’s underperformance.
  Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Energy and Health Care sectors, and overweight positions in the Industrials sector.
  Negative stock selection within the Consumer Discretionary, Materials, and Consumer Staples sectors lead to the Fund’s underperformance relative to the benchmark.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Select Equity Fund	10.00%	5.06%	6.32%
Russell 3000® Index*	23.81%	13.86%	12.55%
Russell 2000® Index	11.54%	7.40%	7.82%
*	The Fund has added the returns of the Russell 3000® Index, which represents a broad measure of market performance, to comply with the new regulatory requirements.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$454,277,524
Total number of portfolio holdings	732
Total advisory fees paid (after waiver/reimbursement)	$3,868,246
Portfolio turnover rate as of the end of the reporting period	125%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
American Woodmark Corp.	0.98%
Malibu Boats, Inc., Class A	0.97%
Columbia Banking System, Inc.	0.97%
Varex Imaging Corp.	0.94%
WSFS Financial Corp.	0.92%
Steelcase, Inc., Class A	0.87%
Gildan Activewear, Inc.	0.84%
Air Lease Corp.	0.74%
Commerce Bancshares, Inc.	0.70%
Woodward, Inc.	0.69%
Sector Allocation
Material Fund Changes
This is a summary of certain changes and planned changes to the Fund since January 1, 2024. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 29, 2025 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.9550%, 0.82%, 0.94% and 0.92% effective January 1, 2024, April 1, 2024, October 1, 2024 and January 1, 2025 respectively, of average daily net assets.
In addition, effective March 8, 2024, the Board of Trustees approved the termination of Jackson Square Partners, LLC ("Jackson Square") as a subadviser to the Fund and effective September 13, 2024, approved the addition of Acadian Asset Management LLC ("Acadian") as a subadviser to the Fund. During the period of time between the termination of Jackson Square and appointment of Acadian, Parametric Portfolio Associates LLC, a fund subadviser that utilizes a passive management strategy, managed an additional allocation of the Fund’s assets with the Russell 2000® Growth Index as the underlying index.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

Clearwater Tax-Exempt Bond Fund
TICKER: QWVQX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Clearwater Tax-Exempt Bond Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
Tax-Exempt Bond Fund	$32	0.31%
Management’s Discussion of Fund Performance
2024 Market Overview:
  As defined by the Fund’s performance benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index (the “benchmark”), intermediate duration municipal bonds posted a 1.2% gain in 2024.
  Tax-exempt municipal bonds delivered modest returns across the board in 2024. As the U.S. Federal Reserve felt inflation was trending in the right direction (down), they began an easing cycle in September.
  The U.S. Federal Reserve cut short-term interest rates three times for a total of 100 basis points to make policy less restrictive. As a result, U.S. Treasury yields were mixed for the year with ultrashort yields moving down 100-120 basis points, short yields whipsawing throughout the year and ending up mostly unchanged, intermediate yields peaking in the second quarter before falling to close the year up over 50 basis points, and long yields also peaking in the second quarter and closing the year up 70-75 basis points and near highs.
  The net result for U.S. Treasury yields in 2024 was an end to the inversion from the 2 to 30 year yields and a steeper yield curve. However, the tax-exempt municipal yield curve remained partially inverted, as short yields rose 20-55 basis points compared to intermediate yields increasing 60-70 basis points and long yields rising 55-80 basis points.
  Total municipal debt issuance in 2024 was over $500 billion, an increase of 30% from the prior year, and set a new record.
  Municipal credit fundamentals remained largely sound with credit spreads narrowing, especially for lower investment grade and high yield bonds.
  State government general fund revenues rose slightly in 2024 and budget forecasts expect a similar increase in 2025.
2024 Performance:
  The Tax-Exempt Bond Fund increased 4.9%, net of fees, in 2024 compared to an increase of 1.2% for the benchmark.
  The Fund’s outperformance relative to the benchmark was driven by strong performance from both Sit Fixed Income Advisors II, LLC and MacKay Shields, LLC.
  The Fund’s average life duration, a measure of the Fund’s sensitivity to changes in interest rates, ended the year at 5.6 years, which was the same as it was at the start of the year.  For comparison, the duration of the Fund’s benchmark began the year at 3.6 years and was 3.7 years as of December 31, 2024.
  The Fund’s outperformance was, in part, driven by a larger weighting of long duration bonds relative to the benchmark. Credit quality was also a primary driver of the Fund’s outperformance, as high yield bonds, which are a greater percent of the portfolio than the benchmark, outperformed high grade bonds as credit spreads narrowed throughout the year.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
Tax-Exempt Bond Fund	4.86%	1.42%	3.16%
Bloomberg Municipal Bond Index*	1.05%	0.99%	2.25%
Bloomberg Municipal Bond 5 Year (4-6) Index	1.17%	0.91%	1.67%
*	The Fund has added the returns of the Bloomberg Municipal Bond Index, which represents a broad measure of market performance, to comply with new regulatory requirements.
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$755,326,785
Total number of portfolio holdings	743
Total advisory fees paid (after waiver/reimbursement)	$2,259,966
Portfolio turnover rate as of the end of the reporting period	24%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	0.68%
MINNESOTA ST HSG FIN AGY	0.63%
UTAH ST HSG CORP	0.61%
MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	0.56%
MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	0.56%
UTAH ST HSG CORP	0.54%
NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	0.53%
NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	0.53%
UTAH ST HSG CORP	0.48%
TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	0.47%
State Allocation
Material Fund Changes
This is a summary of certain changes to the Fund since January 1, 2024. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 29, 2025 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.3175%, 0.31% and 0.29% effective January 1, 2024, April 1, 2024 and October 1, 2024, respectively, of average daily net assets.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

Clearwater International Fund
TICKER: QCVAX
ANNUAL SHAREHOLDER REPORT | December 31, 2024
This annual shareholder report contains important information about the Clearwater International Fund (“Fund”) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at https://connect.rightprospectus.com/Clearwater. You can also request this information by contacting us at (855) 684-9144.
This report describes changes to the Fund that occurred during the reporting period.
Fund Expenses for the Last Year
(Based on a hypothetical $10,000 investment)
Fund	Cost of $10,000 Investment	Cost of $10,000 investment as a percentage
International Fund	$75	0.73%
Management’s Discussion of Fund Performance
2024 Market Overview:
  As defined by the Fund’s performance benchmark, the MSCI World Ex U.S.A. Index - Net Dividends (the “benchmark”), international developed market large and mid-capitalization stocks increased by 4.7% in 2024.
  Weaker developed international market performance was mainly driven by economic uncertainty and concerns regarding the war in Eastern Europe.
  A strong U.S. dollar in 2024 relative to other international currencies was also a headwind for U.S. dollar-based investors.
  Unlike the domestic markets, value stocks outperformed growth stocks in the international developed markets as measured by the MSCI World Ex U.S.A. Value Index - Net Dividends and the MSCI World Ex U.S.A. Growth Index - Net Dividends.
  International large capitalization stocks outperformed international small capitalization stocks, as measured by the benchmark and the MSCI World Ex U.S.A. Small Cap Index - Net Dividends.
2024 Performance:
  The International Fund increased 5.5%, net of fees, in 2024 compared to an increase of 4.7% for the benchmark.
  Artisan Partners Limited Partnership, WCM Investment Management, LLC’s (“WCM”) large capitalization strategy, and LSV Asset Management all outperformed in 2024. Their outperformance was slightly offset by underperformance from WCM’s small capitalization strategy and Parametric, the subadviser that follows a tax-managed passive strategy.
  From a Fund-level perspective, sector positioning and stock selection both drove the Fund’s outperformance.
  Sector positioning contributed positively to the Fund’s returns relative to the benchmark due to underweight positions in the Materials, Energy, and Health Care sectors and overweight positions in the Information Technology sector.
  Stock selection also contributed positively to the Fund’s returns relative to the benchmark, as strong stock selection within the Consumer Discretionary, Consumer Staples, and Materials sectors more than offset poor stock selection in the Financials sector.
Fund Performance
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment.
GROWTH OF $10,000
Average Annual Total Returns	1 year	5 year	10 year
International Fund	5.45%	6.90%	6.95%
MSCI World Ex U.S.A. Index - Net Dividends	4.70%	5.10%	5.26%
Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.
Visit https://connect.rightprospectus.com/Clearwater for the most recent performance information. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Key Fund Statistics
The following table outlines key fund statistics that you should pay attention to.
Fund net assets	$1,023,473,476
Total number of portfolio holdings	819
Total advisory fees paid (after waiver/reimbursement)	$7,651,998
Portfolio turnover rate as of the end of the reporting period	44%
Graphical Representation of Holdings
The tables below show the investment makeup of the Fund, representing percentage of the total net assets of the Fund.
Top Ten Holdings
Arch Capital Group Ltd.	2.05%
Safran S.A.	1.81%
UBS Group A.G. (Registered)	1.49%
Compass Group PLC	1.41%
Unilever PLC	1.33%
Danone S.A.	1.31%
ABB Ltd. (Registered)	1.27%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.24%
Novo Nordisk A/S, Class B	1.19%
Novartis A.G. (Registered)	1.12%
Sector Allocation
Material Fund Changes
This is a summary of certain changes and planned changes to the Fund since January 1, 2024. For more comprehensive information, you may review the Fund’s next prospectus, which we expect to be available by April 29, 2025 at https://connect.rightprospectus.com/Clearwater or upon special request at (855) 684-9144.
Clearwater Management Co., Inc. voluntarily agreed to waive a portion of the Fund's management fee to achieve an effective management fee rate equal to 0.7275%, 0.73% and 0.75% effective January 1, 2024, April 1, 2024, and January 1, 2025 respectively, of average daily net assets.
On December 12, 2024, the Board of Trustees approved (1) the termination of LSV Asset Management as a subadviser to the Fund and (2) an additional strategy for an existing subadviser, Artisan Partners Limited Partnership. These changes took effect on January 10, 2025.
Availability of Additional Information
Scan the QR code at left or visit https://connect.rightprospectus.com/Clearwater to view additional information about the Fund such as the prospectus, financial information, fund holdings and proxy voting information. You may also request this information by contacting us at (855) 684-9144.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call (855) 684-9144 and we will begin sending you separate copies of these materials within 30 days after receiving your request.

Item 2. Code of Ethics.

As of December 31, 2024, the Board of Trustees of Clearwater Investment Trust (the “Trust”) has adopted a code of ethics that applies to the Trust’s President/Principal Executive Officer and Treasurer/Principal Financial Officer (“Code of Ethics”). For the fiscal year ended December 31, 2024, there were no amendments to any provision of the Code of Ethics, nor were there any waivers granted from a provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust consists of eight members, six of whom are Independent Trustees as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees does not include an “audit committee financial expert” (as defined in Item 3 of Form N-CSR). Given the restrictive nature of the definition of an “audit committee financial expert,” the Board of Trustees has determined that no current member of the Board of Trustees of the Trust qualifies as an “audit committee financial expert.” Furthermore, the Board of Trustees has determined that given the nature of investment company financial statements in general and the investment policies of the Trust’s fund offerings in particular that the Independent Trustees possess the necessary skills and experience to perform the functions of the Audit Committee.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $129,400 and $132,950 for 2023 and 2024, respectively.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2023 and 2024, respectively.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $69,973 and $70,375 for 2023 and 2024, respectively. Tax fees are related to tax services in connection with the Funds' excise tax calculations and review of the Funds' applicable tax returns in 2023, and excise tax calculations, shareholder reporting preparation, Passive Foreign Investment Companies identification services, and preparation of the Funds' applicable tax returns in 2024.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for 2023 and 2024, respectively.

(e)(1) The audit committee has adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the Trust, as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The policies and procedures provide that, if pre-approval of non-audit services is requested other than at a regularly scheduled Audit Committee Meeting, Fund management shall present such request to the Audit Committee Chair, or committee member if a Chair is not designated, for review of the proposal and determination if a special session of the Audit Committee is required. If the Chair or member determines the request requires a special session, the Audit Committee Chair will call a session per standard protocols and invite non-members as required. If the request is deemed in adherence to the independence of the auditor and to the benefit of the Fund, the Chair or designee may grant the pre-approval without a special session.

The Chair, designee or Audit Committee shall review the purpose, terms and risks of the request in addition to assurances of maintaining auditor independence and adherence to Regulation S-X, paragraph (c)(7) of Rule 2-01. If the pre-approval request is approved, the request will be presented at the next regularly scheduled Audit Committee for ratification.

(e)(2) No services were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) Non-Audit Related Fees Provided to the Trust or to the Trust's Investment Adviser are $18,050 and $18,600 for 2023 and 2024, respectively.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of non-audit services to Clearwater Management Company and its affiliates was compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the Financial Statements filed under Item 7 of this report on Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) The Financial Statements are filed herewith.

(b) The Financial Highlights are filed herewith.

CLEARWATER INVESTMENT TRUST
Clearwater Core Equity Fund
Clearwater Select Equity Fund
Clearwater Tax-Exempt Bond Fund
Clearwater International Fund
Annual Financial Statements and Additional Information
for the year ended
December 31, 2024

Clearwater Investment Trust
Financial Statements
For the Year Ended December 31, 2024
Table of Contents

1	Federal Tax Information (unaudited)
2	Report of Independent Registered Public Accounting Firm
3	Statements of Assets and Liabilities
4	Statements of Operations
5	Statements of Changes in Net Assets
6	Financial Highlights
10	Notes to Financial Statements
30	Schedules of Investments
30	Core Equity Fund
39	Select Equity Fund
51	Tax-Exempt Bond Fund
75	International Fund
91	Changes in and Disagreements with Accountants for Open-End Management Investment Companies
92	Proxy Disclosures for Open-End Management Investment Companies
93	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
94	Statement Regarding Basis for Approval of Investment Management and Subadvisory Agreements

Federal Tax Information
(unaudited)
Qualified Dividend Income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), 100.00% of ordinary dividends paid during the year ended December 31, 2024 for the Core Equity Fund and 75.92% of ordinary dividends paid during the year ended December 31, 2024 for the International Fund are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2024.
Corporate Dividends-Received Deduction. 100.00% of the dividends distributed during the year ended December 31, 2024, for the Core Equity Fund qualify for the dividends-received deduction for corporate shareholders.
Distribution Information. For purposes of Section 19 of the 1940 Act, the Core Equity Fund estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Core Equity Fund did not issue a Section 19(a) notice because at the time the Fund did not believe that such a notice was necessary. Pursuant to Rule 19a-1(e) under the 1940 Act, the information in the table below includes the sources of the Core Equity Fund's distributions paid during the year ended December 31, 2024. Please note that the information in the table below is for financial accounting purposes only. Form 1099-DIV received by shareholders for the calendar year specifies how shareholders should characterize and report distributions paid by the Fund during the year for U.S. federal income tax purposes. The Fund's distributions during the year ended December 31, 2024, were paid from:
	Ex-Date	Ordinary Income	Return of Capital
Core Equity Fund	12/13/2024	0.903547	0.026134

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Clearwater Investment Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Clearwater Core Equity Fund, Clearwater Select Equity Fund, Clearwater Tax-Exempt Bond Fund, and Clearwater International Fund (collectively, the Funds), including the schedules of investments, as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights of each Fund present fairly, in all material respects, the financial position of each Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Clearwater Investment Trust investment companies since 1992.
Minneapolis, Minnesota
February 25, 2025

CLEARWATER INVESTMENT TRUST
Statements of Assets and Liabilities
December 31, 2024

	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Assets
Investments in securities, at fair value (including securities on loan of: $0, $1,938,726, $0 and $8,811,573, respectively); (identified cost: $494,861,979, $403,299,638, $798,519,486 and $798,040,260, respectively)	$1,103,294,533	457,409,794	744,408,406	1,029,369,823
Foreign currencies, at value (cost: $0, $1, $0 and $2,596,289, respectively)	-	1	-	2,557,313
Cash (restricted: $0, $0, $1,785,700 and $0, respectively)	-	29,102	2,482,915	15,573
Receivable for securities sold	-	185,501	-	671,427
Receivable for variation margin on futures contracts	-	-	160,187	-
Receivable for shares of beneficial interest sold	-	-	11,400	-
Accrued dividend and interest receivable	822,076	363,418	9,324,677	1,320,054
Foreign tax reclaim receivable	15,920	292	-	2,463,172
Total assets	1,104,132,529	457,988,108	756,387,585	1,036,397,362
Liabilities
Payables for investment securities purchased	-	629,502	-	2,268
Payable for fund shares redeemed	86,600	-	-	-
Accrued investment advisory fee	643,369	1,096,633	555,783	1,963,297
Payable for dividend distribution	-	-	505,017	-
Payable upon return of securities loaned	-	1,984,449	-	9,538,929
Deferred foreign capital gains taxes payable	-	-	-	1,412,738
Short-term financing	141,963	-	-	-
Other payable	-	-	-	6,654
Total liabilities	871,932	3,710,584	1,060,800	12,923,886
Net assets	$1,103,260,597	454,277,524	755,326,785	1,023,473,476
Capital
Capital Stock and additional paid-in capital (authorized unlimited number of shares at no par value for each Fund: 12,808,757, 22,935,899, 85,964,768 and 52,302,973 shares outstanding, respectively)	$509,892,286	428,105,652	830,702,316	786,998,671
Distributable earnings	593,368,311	26,171,872	(75,375,531)	236,474,805
Net assets	$1,103,260,597	454,277,524	755,326,785	1,023,473,476
Net asset value per share of outstanding capital stock	$86.13	19.81	8.79	19.57
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Operations
Year ended December 31, 2024

	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Investment income:
Income:
Dividends (net of foreign taxes withheld of $4,406, $38,509, $0 and $2,731,489, respectively)	$13,927,542	5,694,894	2,613,433	25,394,530
Interest	-	-	31,731,123	-
Net income from securities loaned	-	44,365	-	198,790
Total income	13,927,542	5,739,259	34,344,556	25,593,320
Expenses:
Investment advisory fee	9,083,742	5,904,269	4,422,663	10,490,838
Other expenses	370	370	370	370
Total expenses	9,084,112	5,904,639	4,423,033	10,491,208
Less: waivers of investment advisory fee or other expense reimbursements	(6,649,516)	(2,036,023)	(2,162,697)	(2,838,840)
Net expenses	2,434,596	3,868,616	2,260,336	7,652,368
Net investment income	11,492,946	1,870,643	32,084,220	17,940,952
Net realized gain (loss) on:
Security transactions	28,881,855	34,558,619	(7,596,162)	73,010,760
Foreign currency transactions	-	237,717	-	(516,988)
Futures contracts	-	-	1,350,731	-
Net increase (decrease) in unrealized appreciation/depreciation on:
Security transactions (net of increase (decrease) in deferred foreign taxes of $0, $0, $0 and $(326,040), respectively)	183,985,109	4,898,280	3,821,405	(35,992,180)
Futures contracts	-	-	5,452,500	-
Translation of other assets and liabilities denominated in foreign currencies	-	816	-	(281,693)
Net gain (loss) on investments	212,866,964	39,695,432	3,028,474	36,219,899
Net increase (decrease) in net assets resulting from operations	$224,359,910	41,566,075	35,112,694	54,160,851
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Statements of Changes in Net Assets
Years ended December 31, 2024 and 2023

	Core Equity Fund		Select Equity Fund
	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Operations:
Net investment income	$11,492,946	11,829,634	1,870,643	1,041,364
Net realized gain (loss)	28,881,855	10,666,582	34,796,336	(13,084,286)
Net increase in unrealized appreciation/depreciation	183,985,109	158,649,433	4,899,096	84,148,596
Net increase in net assets resulting from operations	224,359,910	181,145,649	41,566,075	72,105,674
Distributions to shareholders	(11,515,759)	(12,352,174)	-	(1,896,867)
Tax return of capital	(333,083)	-	-	-
Capital share transactions:
Proceeds from shares sold	62,511,090	68,918,661	27,334,824	19,158,752
Reinvestment of distributions from net investment income and net realized gain	11,848,292	12,351,716	-	1,896,564
Payments for shares redeemed	(55,578,591)	(96,265,333)	(41,687,005)	(29,147,108)
Net increase (decrease) in net assets from capital share transactions	18,780,791	(14,994,956)	(14,352,181)	(8,091,792)
Total increase in net assets	231,291,859	153,798,519	27,213,894	62,117,015
Net assets:
At the beginning of the year	871,968,738	718,170,219	427,063,630	364,946,615
At the end of the year	$1,103,260,597	871,968,738	454,277,524	427,063,630

	Tax-Exempt Bond Fund		International Fund
	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Operations:
Net investment income	$32,084,220	28,757,022	17,940,952	16,760,091
Net realized gain (loss)	(6,245,431)	(10,789,304)	72,493,772	23,903,758
Net increase (decrease) in unrealized appreciation/depreciation	9,273,905	23,354,980	(36,273,873)	129,062,825
Net increase in net assets resulting from operations	35,112,694	41,322,698	54,160,851	169,726,674
Distributions to shareholders	(32,473,756)	(28,876,661)	(58,926,318)	(23,498,478)
Capital share transactions:
Proceeds from shares sold	65,578,419	250,097,392	48,915,403	44,485,551
Reinvestment of distributions from net investment income and net realized gain	32,256,719	28,845,923	58,924,844	23,498,478
Payments for shares redeemed	(45,611,040)	(156,560,083)	(94,983,087)	(76,876,505)
Net increase (decrease) in net assets from capital share transactions	52,224,098	122,383,232	12,857,160	(8,892,476)
Total increase in net assets	54,863,036	134,829,269	8,091,693	137,335,720
Net assets:
At the beginning of the year	700,463,749	565,634,480	1,015,381,783	878,046,063
At the end of the year	$755,326,785	700,463,749	1,023,473,476	1,015,381,783
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Core Equity Fund	2024	2023	2022	2021	2020
Net asset value, beginning of year	$69.31	55.93	68.01	55.11	48.14
Income (loss) from investment operations:
Net investment income	0.91	0.97	0.81	0.72	0.71
Net realized and unrealized gains (losses)	16.84	13.40	(12.06)	14.36	7.22
Total from investment operations	17.75	14.37	(11.25)	15.08	7.93
Less distributions to shareholders from:
Net investment income	(0.90)	(0.99)	(0.76)	(0.69)	(0.71)
Net realized gain	-	-	(0.07)	(1.49)	(0.25)
Tax return of capital	(0.03)	-	-	-	-
Total distributions to shareholders:	(0.93)	(0.99)	(0.83)	(2.18)	(0.96)
Net asset value, end of year	$86.13	69.31	55.93	68.01	55.11
Total return (a)	25.57%	25.71%	(16.58)%	27.44%	16.54%
Net assets, end of year (000s omitted)	$1,103,261	871,969	718,170	879,589	616,984
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	0.24%	0.26%	0.26%	0.29%	0.31%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	1.14%	1.51%	1.50%	1.13%	1.49%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	0.48%	0.87%	0.86%	0.52%	0.90%
Portfolio turnover rate (excluding short-term securities)	27.90%	67.52%	62.80%	33.97%	37.16%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective October 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.23%. Also effective October 1, 2024, the Adviser increased the voluntary waiver to 0.67%.
(d)	Effective April 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.24%. Also effective April 1, 2024, the Adviser increased the voluntary waiver to 0.66%.
(e)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.26%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.64%.
(f)	Effective April 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective April 1, 2023, the Adviser increased the voluntary waiver to 0.65%.
(g)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.28%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.62%.
(h)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.27%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.63%.
(i)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.26%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.64%.
(j)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.25%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.65%.
(k)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.30%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.60%.
(l)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.31%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.59%.
See accompanying notes to financial statements.

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Select Equity Fund	2024	2023	2022	2021	2020
Net asset value, beginning of year	$18.01	15.08	19.76	20.09	18.45
Income (loss) from investment operations:
Net investment income	0.10	0.05	0.03	0.07	0.11
Net realized and unrealized gains (losses)	1.70	2.96	(4.37)	2.20	1.95
Total from investment operations	1.80	3.01	(4.34)	2.27	2.06
Less distributions to shareholders from:
Net investment income	-	(0.08)	-	(0.06)	(0.11)
Net realized gain	-	-	(0.34)	(2.54)	(0.31)
Total distributions to shareholders:	-	(0.08)	(0.34)	(2.60)	(0.42)
Net asset value, end of year	$19.81	18.01	15.08	19.76	20.09
Total return (a)	10.00%	19.97%	(22.01)%	11.77%	11.25%
Net assets, end of year (000s omitted)	$454,278	427,064	364,947	534,067	455,974
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	0.88%	0.96%	0.94%	0.88%	0.94%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	0.43%	0.27%	0.16%	0.26%	0.70%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	(0.04)%	(0.12)%	(0.25)%	(0.21)%	0.29%
Portfolio turnover rate (excluding short-term securities)	125.13%	50.13%	55.76%	109.01%	102.30%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective October 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.94%. Also effective October 1, 2024, the Adviser decreased the voluntary waiver to 0.41%.
(d)	Effective April 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.82%. Also effective April 1, 2024, the Adviser increased the voluntary waiver to 0.53%.
(e)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.96%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.40%.
(f)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.94%. Also effective October 1, 2023, the Adviser increased the voluntary waiver to 0.41%.
(g)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.97%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.38%.
(h)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.93%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.42%.
(i)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, increased to 0.89%. Also effective October 1, 2021, the Adviser decreased the voluntary waiver to 0.46%.
(j)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.87%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.48%.
(k)	Effective October 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.91%. Also effective October 1, 2020, the Adviser increased the voluntary waiver to 0.44%.
(l)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.95%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.40%.
See accompanying notes to financial statements.
7(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
Tax-Exempt Bond Fund	2024	2023	2022	2021	2020
Net asset value, beginning of year	$8.76	8.59	10.17	10.14	10.13
Income (loss) from investment operations:
Net investment income	0.39	0.38	0.34	0.36	0.39
Net realized and unrealized gains (losses)	0.03	0.17	(1.50)	0.03	0.03
Total from investment operations	0.42	0.55	(1.16)	0.39	0.42
Less distributions to shareholders from:
Net investment income	(0.39)	(0.38)	(0.35)	(0.36)	(0.41)
Net realized gain	-	-	(0.07)	-	-
Total distributions to shareholders:	(0.39)	(0.38)	(0.42)	(0.36)	(0.41)
Net asset value, end of year	$8.79	8.76	8.59	10.17	10.14
Total return (a)	4.86%	6.64%	(11.39)%	3.89%	4.26%
Net assets, end of year (000s omitted)	$755,327	700,464	565,634	732,494	616,839
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j)	0.31%	0.30%	0.27%	0.28%	0.29%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j)	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j)	4.35%	4.45%	3.79%	3.52%	3.85%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j)	4.06%	4.15%	3.46%	3.20%	3.54%
Portfolio turnover rate (excluding short-term securities)	23.55%	47.10%	29.22%	16.91%	17.21%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective October 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.29%. Also effective October 1, 2024, the Adviser increased the voluntary waiver to 0.31%.
(d)	Effective April 1, 2024, the investment advisory fee, net of voluntary waivers, decreased to 0.31%. Also effective April 1, 2024, the Adviser increased the voluntary waiver to 0.29%.
(e)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.32%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.28%.
(f)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.31%. Also effective October 1, 2023, the Adviser decreased the voluntary waiver to 0.29%.
(g)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.29%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.31%.
(h)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.28%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.32%.
(i)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.27%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
(j)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.29%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.31%.
See accompanying notes to financial statements.
8(Continued)

CLEARWATER INVESTMENT TRUST
Financial Highlights
Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years ended and selected information for each year ended is as follows:
	Year ended December 31,
International Fund	2024	2023	2022	2021	2020
Net asset value, beginning of year	$19.64	16.81	21.14	20.16	17.28
Income (loss) from investment operations:
Net investment income	0.37	0.33	0.34	0.36	0.20
Net realized and unrealized gains (losses)	0.74	2.96	(4.45)	2.68	3.07
Total from investment operations	1.11	3.29	(4.11)	3.04	3.27
Less distributions to shareholders from:
Net investment income	(0.47)	(0.46)	(0.16)	(0.42)	(0.17)
Net realized gain	(0.71)	-	(0.06)	(1.64)	(0.22)
Total distributions to shareholders:	(1.18)	(0.46)	(0.22)	(2.06)	(0.39)
Net asset value, end of year	$19.57	19.64	16.81	21.14	20.16
Total return (a)	5.45%	19.66%	(19.45)%	15.39%	19.02%
Net assets, end of year (000s omitted)	$1,023,473	1,015,382	878,046	1,090,945	867,784
Ratio of expenses, net of waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	0.73%	0.71%	0.66%	0.65%	0.66%
Ratio of expenses, before waivers, to average net assets (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss), net of waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	1.71%	1.77%	1.99%	1.61%	1.17%
Ratio of net investment income (loss), before waivers, to average net assets (c), (d), (e), (f), (g), (h), (i), (j), (k), (l)	1.44%	1.48%	1.65%	1.26%	0.83%
Portfolio turnover rate (excluding short-term securities)	43.82%	29.09%	73.81%	39.50%	39.61%

(a)	Total return figures are based on the change in net asset value of a share during the year and assume reinvestment of distributions at net asset value.
(b)
In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios and are excluded from the voluntary waivers reflected above and described in the below footnotes.

(c)	Effective January 1, 2024, the investment advisory fee, net of voluntary waivers, increased to 0.73%. Also effective January 1, 2024, the Adviser decreased the voluntary waiver to 0.27%.
(d)	Effective October 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.72%. Also effective October 1, 2023, the Adviser decreased the voluntary waiver to 0.28%.
(e)	Effective April 1, 2023, the investment advisory fee, net of voluntary waivers, decreased to 0.70%. Also effective April 1, 2023, the Adviser increased the voluntary waiver to 0.30%.
(f)	Effective January 1, 2023, the investment advisory fee, net of voluntary waivers, increased to 0.71%. Also effective January 1, 2023, the Adviser decreased the voluntary waiver to 0.29%.
(g)	Effective July 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.70%. Also effective July 1, 2022, the Adviser decreased the voluntary waiver to 0.30%.
(h)	Effective April 1, 2022, the investment advisory fee, net of voluntary waivers, increased to 0.65%. Also effective April 1, 2022, the Adviser decreased the voluntary waiver to 0.35%.
(i)	Effective October 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.60%. Also effective October 1, 2021, the Adviser increased the voluntary waiver to 0.40%.
(j)	Effective April 1, 2021, the investment advisory fee, net of voluntary waivers, decreased to 0.67%. Also effective April 1, 2021, the Adviser increased the voluntary waiver to 0.33%.
(k)	Effective October 1, 2020, the investment advisory fee, net of voluntary waivers, increased to 0.68%. Also effective October 1, 2020, the Adviser decreased the voluntary waiver to 0.32%.
(l)	Effective January 1, 2020, the investment advisory fee, net of voluntary waivers, decreased to 0.65%. Also effective January 1, 2020, the Adviser increased the voluntary waiver to 0.35%.
See accompanying notes to financial statements.
9(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(1) Organization
Clearwater Investment Trust (the “Trust”) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open end management investment company and presently includes four series: Clearwater Core Equity Fund (“Core Equity Fund”), Clearwater Select Equity Fund ("Select Equity Fund"), Clearwater Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) and Clearwater International Fund (“International Fund” and together with the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund, the “Funds”).  Clearwater Management Co., Inc. (the “Adviser”) serves as the investment adviser for each of the Funds and is responsible for the oversight of each of the Fund’s subadvisers.  The Trust’s declaration of trust permits the Board of Trustees to create additional funds in the future.  The investment objective of the Core Equity, Select Equity and International Funds is long-term capital growth.  The investment objective of the Tax-Exempt Bond Fund is high current income that is exempt from United States (“U.S.”) federal income tax, consistent with preservation of capital.
Fiduciary Counselling, Inc. (“FCI”) acts as subadviser to each of the Funds. FCI does not provide day-to-day management, but provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser.  FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Funds by the Adviser.
The Northern Trust Company serves as the custodian, administrator, accounting services agent and transfer agent for the Trust.
Under normal market conditions, the Core Equity Fund pursues its investment objective by investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies. The equity securities in which the Fund primarily invests are common and preferred stocks. The Fund employs a multi-style (growth and value) and multi-manager approach whereby portions of the Fund are allocated to different subadvisers who employ distinct investment styles.  The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers.  The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric Portfolio Associates LLC (“Parametric”) and AQR Capital Management, LLC (“AQR”).  The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 40% to 60% of the Fund’s total assets will be allocated to Parametric and the remaining assets will be allocated to AQR.  Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P 500® Index (the “Index”) as closely as possible without requiring the Fund to realize taxable gains. Parametric utilizes a representative sampling strategy, meaning that it does not intend that the portion of the Fund’s assets it manages will be invested in all the components of the Index at any given time. In addition, as noted above, FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Select Equity Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. Equity securities in which the Fund invests consist primarily of exchange-traded common and preferred stocks. The Fund may also invest in a type of equity security called a convertible security to reduce volatility or correlation risk in the portfolio. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While the Fund is permitted to invest in

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
securities of any market capitalization, the Fund invests primarily in securities of micro-, small- and medium-sized companies. The Fund may obtain exposure to equity securities through investment in exchange-traded funds and other investment companies. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management for the Fund: Acadian Asset Management LLC, Cooke & Bieler, L.P., Parametric, Pzena Investment Management LLC, Rice Hall James & Associates, LLC and Wasatch Global Investors. The allocation among subadvisers will vary over time, but the current intent of the Fund’s adviser is that under normal market conditions approximately 15% of the Fund’s assets will be allocated to Parametric and the remaining assets will be allocated to one or more of the Fund’s five other subadvisers that provide day-to-day management of the Fund. The percentage of the Fund’s assets allocated to Parametric will change from time to time in the discretion of the Adviser and could be higher or lower in the future. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the S&P SmallCap 600® Index as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the Tax-Exempt Bond Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in tax-exempt bonds, which are debt obligations issued by or for the U.S. states, territories and possessions and the District of Columbia. The interest on these bonds is generally exempt from both U.S. regular federal income tax and U.S. federal alternative minimum tax. However, the Fund may invest up to 20% of its net assets in bonds that generate interest income subject to federal alternative minimum tax for individuals. The Fund invests in both revenue bonds, which are backed by and payable only from the revenues derived from a specific facility or specific revenue source, and in general obligation bonds, which are secured by the full faith, credit and taxation power of the issuing municipality. The Fund uses a “multi-style, multi-manager” approach. The Fund’s Adviser allocates portions of the Fund’s assets among subadvisers who employ distinct investment styles. The Fund currently allocates assets among the following subadvisers who provide day-to-day management to the Fund: MacKay Shields LLC and Sit Fixed Income Advisors II, LLC. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
Under normal market conditions, the International Fund intends to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies organized or located outside the U.S. and doing a substantial amount of business outside the U.S. Equity securities in which the Fund invests include common and preferred stock, sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts, exchange-traded funds and other investment companies. The Fund diversifies its investments among a number of different countries throughout the world, and may invest in companies of any size. The Fund does not intend to invest more than 20% of its net assets in the equity securities of developing or emerging market issuers (including frontier market issuers). In order to hedge against adverse movements in currency exchange rates, the Fund may enter into foreign currency exchange contracts. The Fund may use options, futures contracts, and options on futures contracts to attempt to manage market or business risks. The Fund does not intend to invest in foreign currency exchange contracts, options, futures contracts, or options on futures contracts for speculative purposes. The Fund uses a “multi-style, multi-manager” approach. The Fund’s assets are allocated to different subadvisers who employ distinct investment styles. As of December 31, 2024, the Fund allocates assets among the following subadvisers who provide day-to-day management for the Fund: Parametric, Artisan Partners Limited Partnership, WCM Investment Management, LLC and LSV Asset Management. The allocation among subadvisers will vary over time, but the current intent of the Fund’s Adviser is that under normal market conditions approximately 15% to 25% of the Fund’s assets will be allocated to Parametric, and the

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
remaining assets will be allocated to one or more of the Fund’s three other subadvisers that provide day-to-day management of the Fund. Parametric manages its portion of the Fund’s assets using a passive management strategy to seek investment results that track, before fees and expenses, the investment results of the MSCI World Ex U.S.A. Index - Net Dividends as closely as possible without requiring the Fund to realize taxable gains. FCI also acts as a subadviser to the Fund but does not provide day-to-day management.
(2) Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”
The significant accounting policies followed by the Funds are as follows:
(a) Investments in Securities
Investments in U.S. and foreign equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Foreign security values are stated in U.S. dollars. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities are valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair value of such securities or broker provided prices. Such prices may be determined by taking into account other similar securities’ prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities.  Shares of open end investment companies are valued at their daily net asset value (“NAV”). Shares of closed-end funds and exchange traded funds are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded.
With respect to the Funds' investments that do not have readily available market quotations, the Board of Trustees has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. This may occur particularly with respect to certain foreign equity securities held by a Fund, whereby the valuation designee may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of these foreign securities as of the time the Fund’s NAV is calculated. The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.
Security transactions are accounted for on the trade date, which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date or, for foreign securities, as soon as the information is available. Interest income, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method.
Non cash dividends are recognized as investment income at the fair value of the property received.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(b) Foreign Currency Translation
The International Fund invests in securities which are purchased and sold in foreign currencies as a principal investment strategy. The costs of purchases, proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The value of the International Fund’s net assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are recorded within net realized gain (loss) on security transactions and within net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. The realized gains or losses, if any, on translation of other assets and liabilities denominated in foreign currencies are recorded within net realized gain (loss) on foreign currency transactions on the Statements of Operations. The International Fund also will incur costs in converting U.S. dollars to local currencies, and vice versa. Risks may arise upon investing in foreign securities including, but not limited to, political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income tax and possible delays in the settlement of foreign stock exchange transactions. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the U.S.
(c) Futures Contracts
The Tax-Exempt Bond Fund invests in long and short financial futures contracts for hedging purposes or to gain exposure to interest rate risk. When used as a hedge, the Fund will purchase and sell various kinds of futures contracts. The Fund will also enter into closing purchase and sale transactions with respect to any such futures contracts. The futures contracts may be based on various interest rates or indices. The Fund bears the market risk arising from changes in the value of these financial instruments. At the time the Fund enters into a futures contract, it is generally required to make a margin deposit with the custodian or broker of a specified amount of liquid assets. Futures are marked-to-market each day with the change in value reflected in the unrealized appreciation or depreciation. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. Credit risk is mitigated to the extent that the exchange on which a particular futures contract is traded assumes the risk of a counterparty defaulting on its obligations under the contract. The Statements of Operations include any realized gains or losses on closed futures contracts within Net realized gain (loss) on: Futures contracts, and any unrealized gains or losses on open futures contracts within Net increase (decrease) in unrealized appreciation/depreciation on: Futures contracts. Additional information on derivative instruments and how these positions may impact the financial statements is found in Note 8, Derivative Instruments.
(d) Forward Foreign Currency Exchange Contracts
The International Fund enters into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against adverse movements in foreign currency exchange rates, specific transactions or the portfolio position.  The objective of the International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the International Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates.  Forward foreign currency exchange contracts are marked-to-market daily at the applicable exchange rates.  Any resulting unrealized gains or losses are recorded on forward foreign currency exchange contracts within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. The International Fund records any realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
closing transaction with the same counterparty or is extinguished by delivery of the currency.  Realized gains or losses, if any, are recorded within Net realized gain (loss) on forward foreign currency exchange contracts on the Statements of Operations.  Risks may arise upon entering into forward foreign currency exchange contracts from the potential of the counterparty to default on its obligations under the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.  The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk.  The measurement of risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.  The International Fund bears the market risk from changes in foreign currency exchange rates and the credit risk if the issuer fails to perform. There were no outstanding forward foreign currency exchange contracts as of December 31, 2024.
(e) Spot Contracts
The International Fund routinely enters into spot contracts in order to buy or sell a certain amount of foreign currency at the current market rate. The International Fund may enter into spot contracts in order to make payments, or to receive payments, based on investment trading activity in a foreign currency. A spot contract allows the International Fund to buy or sell foreign currency on the day it chooses to deal. From time to time, the Core Equity Fund may also enter into spot contracts in order to make or receive payments due to investment trading activity in a foreign currency on a non-U.S. exchange. Spot contracts are marked-to-market daily at the applicable exchange rates. Any resulting unrealized gains or losses are recorded in translation of other assets and liabilities denominated in foreign currencies within net increase (decrease) in unrealized appreciation/depreciation on the Statements of Operations. Unrealized gains or losses on outstanding spot contracts are recorded in payables for investment securities purchased or receivable for securities sold, respectively, on the Statements of Assets and Liabilities. The Funds record any realized gains or losses at the time the spot contract settles. Realized gains or losses, if any, are included within Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Risks may arise upon entering into spot contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar in a short period of time. The Funds bear the market risk from changes in foreign currency exchange rates.
(f) Master Limited Partnerships
The International Fund invests in Master Limited Partnerships (“MLPs”). The benefits derived from the Fund's investments in MLPs are largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If any of the MLPs held by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investments in such MLPs would be materially reduced, causing a decline in the value of the common stock. The Fund must include its allocable share of an MLP’s taxable income in its reportable taxable income, whether or not it receives a distribution in cash from the MLP. In such case, the Fund may have to liquidate securities to make required distributions to shareholders.
(g) Delayed Delivery Transactions and When-Issued Securities
Certain Funds may engage in securities transactions on a when-issued or delayed-delivery basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment, with payment and delivery scheduled for a future date. During this period, the securities are subject to market fluctuations. A Fund may dispose of or renegotiate a delayed-delivery transaction, which may result in a capital gain or loss.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(h) Short-Term Investments
The Core Equity, Select Equity, Tax-Exempt Bond and International Funds currently invest in Institutional Shares of the U.S. Government Select Portfolio, a money market portfolio of Northern Institutional Funds, an investment company advised by Northern Trust Investments, Inc. The U.S. Government Select Portfolio primarily invests in securities issued by the U.S. government, government agencies, and government-sponsored enterprises.
(i) Recoverable Taxes
The balances disclosed as foreign tax reclaim receivable, if any, represent net amounts withheld by foreign governments on dividend income earned in the respective countries subject to reclaims. All reclaims are paid directly to the applicable Funds.
(j) Federal Taxes
The Trust’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and net realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each Fund is treated as a separate entity for federal income tax purposes.
The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are recorded. Taxes accrued on unrealized gains are reflected as a liability on the Statements of Assets and Liabilities under the caption deferred foreign capital gains taxes payable and as a reduction in net increase (decrease) in unrealized appreciation/depreciation on security transactions on the Statements of Operations. When assets subject to capital gains tax are sold, accrued taxes are relieved, and the actual amount of the taxes paid is reflected on the Statements of Operations as a reduction in net realized gain (loss) on security transactions.
Management has analyzed the Funds’ tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2024, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for the 2021, 2022, 2023, and 2024 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.  Net investment income and net realized gain (loss) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Funds.  The Trust has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  Further, the Trust is not aware of any tax positions for which it is reasonably possible that

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax character of distributions by the Funds during the years ended December 31, 2024 and 2023 was as follows:

	Tax-Exempt		Ordinary Income*
	2024	2023	2024	2023
Core Equity Fund	$ —	$ —	$11,515,759	$12,223,108
Select Equity Fund	—	—	—	1,761,996
Tax-Exempt Bond Fund	29,619,936	27,234,076	2,636,816	1,611,581
International Fund	—	—	25,023,671	23,498,478

	Long-Term Capital Gains**		Tax Return of Capital
	2024	2023	2024	2023
Core Equity Fund	$—	$—	$333,083	$129,066
Select Equity Fund	—	—	—	134,871
International Fund	33,902,647	—	—	—

* In addition to the ordinary income distributions, during 2024 the following Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of ordinary income in the following amounts:

International Fund	$74,282

** In addition to the long-term capital gain distributions, during 2024 the following Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains in the following amounts:

International Fund	$901,390

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
As of December 31, 2024, the components of distributable earnings on a tax basis were as follows:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Undistributed ordinary income	$—	$4,012,366	$—	$1,435,760
Undistributed tax-exempt income	—	—	286,770	—
Undistributed capital gain	—	—	—	17,422,547
Accumulated capital losses and other	(12,250,888)	(27,288,930)	(20,492,003)	—
Unrealized appreciation/depreciation	605,619,199	49,448,436	(54,665,280)	217,616,498
Other temporary differences	—	—	(505,018)	—
Total	$593,368,311	$26,171,872	$(75,375,531)	$236,474,805
Distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from such amounts recorded in accordance with U.S. generally accepted accounting principles ("U.S. GAAP") for financial reporting purposes. Accordingly, the Funds may make reclassifications among certain of their capital accounts in order to reflect the tax treatment for certain permanent differences that exist between federal income tax regulations and U.S. GAAP. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. The primary reasons for permanent differences are the Funds realization of gains on in-kind redemptions that are not recognized for tax purposes. These reclassifications have no impact on the total net assets or the NAV per share of the Funds. At December 31, 2024, reclassifications have been recorded among the following capital accounts on the Statements of Assets and Liabilities:
	Core Equity Fund	Select Equity Fund	Tax-Exempt Bond Fund	International Fund
Distributable earnings	$(19,053,416)	$(8,583,929)	$(156,154)	$(15,106,765)
Additional paid-in capital	19,053,416	8,583,929	156,154	15,106,765
(k) Distributions to Shareholders
Distributions to shareholders from net investment income, if any, are declared annually for the Core Equity, Select Equity and International Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares at the direction of the shareholders.
(l) Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(m) Indemnification
Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims. The Funds believe that the likelihood of any such claims is remote.
(n) Cash and Restricted Cash
Cash, including cash denominated in foreign currencies, represents cash on hand and demand deposits held at financial institutions. Cash equivalents include short-term, highly liquid investments of sufficient credit quality that are readily convertible to known amounts of cash and have original maturities of three months or less. Cash equivalents are carried at cost, plus accrued interest, which approximates fair value. Cash equivalents are held to meet short-term liquidity requirements, rather than for investment purposes. Cash and cash equivalents are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable Federal Deposit Insurance Corporation (FDIC) or Securities Investor Protection Corporation (SIPC) limitations.
Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Funds consider cash collateral posted with counterparties for derivative contracts to be restricted cash.
(o) New Accounting Pronouncements
In this reporting period, the Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect each Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Board of Directors of the Funds’ adviser, Clearwater Management Co., Inc. (“CMC”) acts as each Fund’s CODM. Since its commencement, each Fund operates as a single segment.  The CODM monitors the operating results of each Fund as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by each Fund’s applicable subadvisers. The financial information, in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations and capital share transactions) are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, which is consistent with that presented within each Fund’s financial statements. Segment assets are reflected on each Fund’s accompanying statement of assets and liabilities as “total assets” and significant segment expenses are listed on the accompanying statement of operations.

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CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(3) Fair Value Measurements
Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market for the security. This guidance establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments, as described in Note 2(a). These inputs are summarized in the three broad levels listed below.
• Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.
• Level 2 – Other significant observable inputs including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. or quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data are also considered Level 2 measurement. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
• Level 3 – Valuations based on unobservable inputs, which may include the Adviser’s own assumptions in determining the fair value of an investment.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following is a summary of the inputs used in valuing each Fund’s investments and other financial instruments, if any, which are carried at fair value, as of December 31, 2024.
	Core Equity Fund (a)
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,096,848,535	$—	$—	$1,096,848,535
Escrows	—	—	— *	—
Rights	—	—	— *	—
Short-Term Investments	6,445,998	—	—	6,445,998
Total	$1,103,294,533	$—	$—	$1,103,294,533

* Security has been deemed worthless and is a Level 3 investment.
(a) For the Core Equity Fund, the investment value is comprised of equity securities, escrows, rights and short-term investments (money market funds). See the Core Equity Fund’s Schedule of Investments for industry classification. Investments in equity securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in rights generally are determined by taking into account the terms of the rights as well as the value of the underlying equity securities, which are determined by the valuation methodology described above. Investment in money market funds are valued at their net asset value.
There were no significant Level 3 valuations at December 31, 2024.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
	Select Equity Fund (b)
	Level 1	Level 2	Level 3	Total
Common Stocks	$440,693,395	$4,039,561	$— *	$444,732,956
Escrows	—	—	— *	—
Short-Term Investments	12,676,838	—	—	12,676,838
Total	$453,370,233	$4,039,561	$—	$457,409,794

* Security has been deemed worthless and is a Level 3 investment.
(b) For the Select Equity Fund, the investment value is comprised of equity securities, escrows and short-term investments (money market funds). See the Select Equity Fund’s Schedule of Investments for industry classification. Investments in equity securities are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in money market funds are valued at their net asset value.
There were no significant Level 3 valuations at December 31, 2024.
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Closed-End Funds	$29,143,823	$—	$—	$29,143,823
Municipal Bonds
Alabama	—	14,459,711	—	14,459,711
Alaska	—	9,170	—	9,170
Arizona	—	6,544,315	—	6,544,315
Arkansas	—	1,718,969	—	1,718,969
California	—	34,708,949	—	34,708,949
Colorado	—	23,725,215	—	23,725,215
Connecticut	—	3,803,551	—	3,803,551
Delaware	—	4,013,225	—	4,013,225
District of Columbia	—	9,084,250	—	9,084,250
Florida	—	100,176,862	—	100,176,862
Georgia	—	9,838,652	—	9,838,652
Guam	—	1,453,095	—	1,453,095
Idaho	—	7,095,427	—	7,095,427
Illinois	—	31,197,917	—	31,197,917
Indiana	—	12,073,943	—	12,073,943
Iowa	—	8,611,349	—	8,611,349
Kansas	—	2,276,420	—	2,276,420
Kentucky	—	5,363,470	—	5,363,470
Louisiana	—	12,527,587	—	12,527,587
Maine	—	1,511,626	—	1,511,626
Maryland	—	4,180,809	—	4,180,809

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
	Tax-Exempt Bond Fund (c)
	Level 1	Level 2	Level 3	Total
Massachusetts	$—	$13,213,429	$—	$13,213,429
Michigan	—	29,122,914	—	29,122,914
Minnesota	—	9,663,870	—	9,663,870
Mississippi	—	1,285,162	—	1,285,162
Missouri	—	17,826,602	—	17,826,602
Montana	—	1,760,576	—	1,760,576
Nebraska	—	4,493,719	—	4,493,719
Nevada	—	5,724,324	—	5,724,324
New Hampshire	—	5,959,190	—	5,959,190
New Jersey	—	21,108,592	—	21,108,592
New Mexico	—	11,081,954	—	11,081,954
New York	—	31,746,840	—	31,746,840
North Carolina	—	10,776,028	—	10,776,028
North Dakota	—	6,120,042	—	6,120,042
Ohio	—	30,013,351	—	30,013,351
Oklahoma	—	9,902,171	—	9,902,171
Oregon	—	3,827,860	—	3,827,860
Pennsylvania	—	14,382,708	—	14,382,708
Puerto Rico	—	6,618,631	—	6,618,631
Rhode Island	—	1,885,691	—	1,885,691
South Carolina	—	7,883,467	—	7,883,467
South Dakota	—	2,755,460	—	2,755,460
Tennessee	—	17,846,443	—	17,846,443
Texas	—	60,118,818	—	60,118,818
Utah	—	40,810,455	—	40,810,455
Vermont	—	315,816	—	315,816
Virginia	—	14,609,106	—	14,609,106
Washington	—	7,065,714	—	7,065,714
West Virginia	—	6,672,985	—	6,672,985
Wisconsin	—	13,086,976	—	13,086,976
Short-Term Investments	13,211,177	—	—	13,211,177
Total	$42,355,000	$702,053,406	$—	$744,408,406
(c) For the Tax-Exempt Bond Fund, the investment value is comprised of closed-end funds, municipal bonds and short-term investments (money market funds). Investments in closed-end funds securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in money market funds are valued at their net asset value. Investments in municipal bonds generally are based on valuations using adjusted evaluated prices provided by the primary pricing provider. The Board has designated to the Adviser the responsibility to determine in good faith the fair value of securities for which no price quotation is available from an approved pricing service or broker-dealer at the time the Tax-Exempt Bond Fund’s net asset value is calculated, including securities for which the prices do not represent fair value or for

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
which a significant event occurs that materially affects the value of the security after the close of the market on which the security principally trades and before the time the Tax-Exempt Bond Fund’s net asset value is calculated.
Tax-Exempt Bond Fund Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$1,050,522	$—	$—	$1,050,522
The futures contracts outstanding at December 31, 2024 are considered Level 1 investments due to the contracts being marked-to-market daily at the applicable exchange rates that have been adjusted from the initial quoted rate. Futures contracts are shown on a gross basis in the above table, but the net increase/(decrease) in unrealized appreciation/(depreciation) on futures contracts is shown on the Statements of Operations.
	International Fund (d)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$7,060,935	$20,573,235	$—	$27,634,170
Brazil	8,256,074	2,849,873	—	11,105,947
Canada	65,602,838	12,645	—	65,615,483
China	2,235,747	21,370,545	—	23,606,292
Denmark	1,228,452	18,924,958	—	20,153,410
Finland	5,640,544	6,062,460	—	11,703,004
France	1,809,964	73,452,022	—	75,261,986
India	5,892,125	29,095,849	—	34,987,974
Ireland	7,601,568	5,029,426	—	12,630,994
Israel	5,684,728	3,944,766	—	9,629,494
Mexico	5,885,487	—	—	5,885,487
Netherlands	6,267,817	36,240,861	—	42,508,678
Russia	—	—	— *	—
Singapore	11,452,222	2,511,018	—	13,963,240
Sweden	12,549,327	19,270,323	—	31,819,650
Switzerland	9,589,249	75,883,785	—	85,473,034
Thailand	1,805,664	—	—	1,805,664
United Arab Emirates	—	—	— *	—
United Kingdom	13,717,633	136,913,625	—	150,631,258
United States	45,401,546	7,512,650	—	52,914,196
Uruguay	5,052,007	—	—	5,052,007
All other countries	—	274,283,181	—	274,283,181
Participatory Notes	—	5,181,762	—	5,181,762
Preferred Stocks	683,100	4,319,991	—	5,003,091
Warrants	—	—	— *	—
Short-Term Investments	62,519,821	—	—	62,519,821
Total	$285,936,848	$743,432,975	$—	$1,029,369,823

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
* Security has been deemed worthless and is a Level 3 investment.
(d) For the International Fund, the investment value is comprised of equity securities, participatory notes, preferred stocks, warrants and short-term investments (money market funds). See the International Fund’s Schedule of Investments for additional information on industry sector and currency concentration information. Investments in equity securities generally are valued at the last sales price or the regular trading session closing price on the principal exchange or market where they are traded. Investments in money market funds are valued at their net asset value.
There were no significant Level 3 valuations at December 31, 2024.
(4) Investment Security Transactions
The cost of purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2024, were as follows:
	Purchases	Sales
Core Equity Fund	$296,265,715	$279,103,371
Select Equity Fund	537,119,217	550,065,925
Tax-Exempt Bond Fund	229,573,257	167,005,056
International Fund	438,384,687	489,272,564

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, deferral of post-October capital losses for tax purposes, and the recharacterization of income recognition on investments in passive foreign investment companies.
At December 31, 2024, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments (including the effects of foreign currency translation and derivative instruments, if any) and the cost basis of investments (including derivative instruments, if any) were as follows:
Funds	Unrealized Appreciation	Unrealized Depreciation	Net Appreciation (Depreciation)	Cost Basis of Investments
Core Equity Fund	$608,143,070	$(2,523,868)	$605,619,202	$497,675,331
Select Equity Fund	49,448,304	—	49,448,304	407,961,490
Tax-Exempt Bond Fund	8,640,879	(63,306,160)	(54,665,281)	800,124,209
International Fund	258,792,026	(39,739,915)	219,052,111	810,317,712

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(5) Capital Share Transactions
Transactions in capital shares for the years ended December 31, 2024 and 2023 were as follows:
	Core Equity Fund		Select Equity Fund
	2024	2023	2024	2023
Sold	792,854	1,102,343	1,478,630	1,179,421
Issued for reinvestment of distributions	133,457	180,238	—	107,698
Redeemed	(698,184)	(1,543,257)	(2,256,373)	(1,776,719)
Net increase (decrease)	228,127	(260,676)	(777,743)	(489,600)

	Tax-Exempt Bond Fund		International Fund
	2024	2023	2024	2023
Sold	7,481,084	28,837,453	2,426,314	2,413,778
Issued for reinvestment of distributions	3,674,241	3,371,399	2,909,869	1,225,155
Redeemed	(5,195,260)	(18,032,068)	(4,730,495)	(4,162,141)
Net increase (decrease)	5,960,065	14,176,784	605,688	(523,208)
(6) Capital Loss Carryforward
At December 31, 2024, the Funds had the following short term capital loss carry-forwards and long term capital loss carry forwards available to offset future net capital gains which do not expire. Future utilization of the capital loss carry-forward may be limited. During the year ended December 31, 2024, Core Equity Fund, Select Equity Fund and International Fund utilized $9,835,787, $25,790,421 and $1,888,378, respectively, in capital loss carryforwards to offset capital gains.
	Short-Term	Long-Term	Total
Core Equity Fund	$12,250,888	$—	$12,250,888
Select Equity Fund	27,288,930	—	27,288,930
Tax-Exempt Bond Fund	—	20,492,003	20,492,003
(7) Expenses and Related-Party Transactions
The Trust has a contract for investment advisory services with the Adviser. Under terms of separate agreements, Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund each pay an investment advisory fee equal to an annual rate of 0.90%, 1.35%, 0.60% and 1.00%, respectively, of each Fund’s average daily net assets. Management fees are calculated and accrued daily, and are paid quarterly. The Adviser is responsible for the payment or reimbursement of all the Funds’ expenses, except brokerage, taxes, interest, and extraordinary

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
expenses. The Adviser has periodically modified its management fee for each of the Funds through voluntary waivers. For the year ended December 31, 2024, voluntary waivers on management fees were as follows:
Management Fees Voluntary Waivers
	Voluntary Waiver % Prior to April 1, 2024	Voluntary Waiver % Effective April 1, 2024	Voluntary Waiver % Effective October 1, 2024
Core Equity Fund	(0.64)	(0.66)	(0.67)
Select Equity Fund	(0.40)	(0.53)	(0.41)
Tax-Exempt Bond Fund	(0.28)	(0.29)	(0.31)
International Fund	(0.27)	(0.27)	(0.27)
Effective January 1, 2024, the net management fees actually paid for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund and International Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.26%, 0.96%, 0.32% and 0.73%, respectively. Effective April 1, 2024, the net management fees actually paid for the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.24%, 0.82%, and 0.31%, respectively. Effective October 1, 2024, the net management fees actually paid for the Core Equity Fund, Select Equity Fund and Tax-Exempt Bond Fund due to the Adviser’s modification of the voluntary waivers for those Funds were 0.23%, 0.94% and 0.29%, respectively.
The Adviser currently intends to continue these voluntary waivers indefinitely. However, the Adviser may terminate these voluntary arrangements at any time.
In addition to fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of any acquired funds in which they invest, such as short-term investments in mutual funds or  other investment companies and investments in closed-end funds. Such indirect expenses are not included in any of the reported expense ratios and are excluded from the voluntary waivers described above.
The Adviser has entered into subadvisory contracts with independent investment advisory firms for each Fund to provide daily investment management services. The subadvisory fees are based on each subadviser’s proportional net assets it currently manages within each Fund and are paid directly by the Adviser.
The Adviser has also engaged FCI as a subadviser for each Fund. FCI regularly provides the Funds with various investment-related services, including investment strategy advice, manager recommendations and related duties as requested by the Adviser. FCI also provides certain services related to due diligence, performance reporting, compliance, and other administrative functions, which support the investment management services and subadviser oversight services provided to the Trust by the Adviser. For its services, FCI is compensated with a subadvisory fee payable by the Adviser of 0.20% of each Fund’s average daily net assets, paid on a quarterly basis. FCI is compensated out of the investment advisory fees the Adviser receives from the respective Funds. FCI has agreed to waive the difference between the amount calculated under the subadvisory fee schedule and an amount determined by multiplying the total number of hours worked by FCI in providing services under the subadvisory agreement by an hourly rate that is approved by the Adviser.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(8) Derivative Instruments
Information concerning the types of derivatives in which the Tax-Exempt Bond Fund invests, the objectives for using them and their related risks can be found in Note 2 (c). Below are the types of derivatives held in the Tax-Exempt Bond Fund by location as presented in the Statements of Assets and Liabilities as of December 31, 2024, with additional detail on the net amounts impacting the Statements of Assets and Liabilities. The futures contracts presented below are not subject to master netting agreements or other similar agreements.
ASSETS				LIABILITIES
Name of Fund	Derivative Type	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value	Counterparty
Tax-Exempt Bond Fund	Futures contracts	Unrealized appreciation on futures contracts	$1,050,522 *	Unrealized depreciation on futures contracts	$—	RBC Capital Markets, LLC/J.P. Morgan Securities, LLC

*
Represents cumulative appreciation/depreciation on futures contracts as in the Schedules of Investments. Only the variation margin receivable/payable is reported within the Statements of Assets and Liabilities for futures contracts.

The following table sets forth, by primary risk exposure, the Tax-Exempt Bond Fund's net realized gain (loss) and net increase (decrease) in appreciation/depreciation on futures contracts for the year ended December 31, 2024:
Name of Fund	Derivative Type	Statements of Operations Location	Value	Name of Fund	Derivative Type	Statements of Operations Location	Value
Tax-Exempt Bond Fund	Futures contracts	Net realized gain (loss) on futures contracts	$1,350,731	Tax-Exempt Bond Fund	Futures contracts	Net increase (decrease) in unrealized appreciation/ depreciation on futures contracts	$5,452,500

Derivative transactions are measured in terms of the notional amount. The following table presents, for the Tax-Exempt Bond Fund, the number of transactions and weighted average notional amount of futures contracts, which is indicative of the volume of derivative activity, for the year ended December 31, 2024.
Tax-Exempt Bond Fund
Future Contracts
Number of Transactions	Weighted Average Notional Amount
817	$9,707,486
(9) Short-term Financing
ReFlow Fund, LLC ("ReFlow") provides each Fund with a potential source of cash to meet net shareholder redemptions through share purchases for a fee. The Fund then generally redeems those shares when it experiences net sales. The shares may be redeemed in-kind in accordance with the Fund’s redemption in-kind policies. The Fund is generally required to redeem the shares purchased by ReFlow within 8 days. As such, the proceeds received from ReFlow’s purchase of fund shares is treated as a liability on the Statements of Assets and Liabilities. The fee paid

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
on outstanding shares owned by ReFlow is based on an auction starting at a minimum bid of 0.14% and is paid by the Adviser under the unified advisory fee agreement. For the year ended December 31, 2024, the Core Equity Fund had total redemptions in kind of $22,230,041, resulting in realized gains of $19,071,551. For the year ended December 31, 2024, the Select Equity Fund had total redemptions in kind of $16,317,091, resulting in realized gains of $8,676,806. For the year ended December 31, 2024, the International Fund had total redemptions in kind of $34,507,778, resulting in realized gains of $14,131,093. These realized gains are not recognized for tax purposes as discussed in Note 2. During the year ended December 31, 2024, the Funds had the following activity:
	Average Amount Oustanding for Days in Use	Days Used
Core Equity Fund	$5,999	112
Select Equity Fund	13,031	162
International Fund	41,604	90

(10) Portfolio Securities Loaned
The Select Equity Fund and the International Fund participate in a securities lending program and have loaned portions of their investment portfolios during the year ended December 31, 2024. Under the program, the Funds loan securities to borrowers who post collateral for those loaned securities. The Securities Finance Trust Company serves as the Funds’ securities lending agent (the lending agent) who operates and maintains the securities lending program. The loans are governed by a securities lending agreement between the lending agent, acting on behalf of the Funds, and each borrowing counterparty. The fair value of securities on loan as of December 31, 2024 is recognized within investments in securities, at fair value, on the Statements of Assets and Liabilities.
Each borrower receives a negotiated interest rate, which is generally referred to as the rebate rate, on the cash that it delivers to the Funds as collateral for the securities loaned and agrees to pay a negotiated rate with respect to the loaned securities. The amount of these rates for each securities lending transaction may differ depending on several factors, including the demand for the security, tax considerations and the credit quality of the borrower. A net payment is generally made by the borrower with respect to these rates upon termination of the loan (the Net Rate). The value of the securities loan will be marked-to-market daily, and the borrower will be required to provide additional collateral if the posted amount falls below certain negotiated levels, and the lending agent (on behalf of the Funds) will be required to return collateral to the borrower if the amount of collateral posted is greater than such negotiated levels.
During the reporting period, the cash collateral received from borrowers related to the Funds’ securities lending activities was invested in the Institutional Shares of Fidelity Investments Money Market Government Portfolio and the daily residual was swept into the Northern Institutional Fund-U.S Government Select Portfolio. The short-term investments purchased with the cash collateral in the amount of $1,984,449 and $9,538,929 are included in Investments in Securities on the Statements of Assets and Liabilities of the Select Equity Fund and International Fund, respectively.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
The Funds provide compensation to the lending agent in connection with operating and maintaining the securities lending program. The lending agent is compensated in an amount of 15% of gross revenues for the 12 month period commencing as of implementation date. The fee will then be increased to 20% for the first $1 million of gross revenues and 15% of any gross revenues in excess of $1 million. The revenues derived from the securities lending activities of the Funds depend on many factors, including the value of the securities available to be loaned, the demand for the securities available to be loaned, the actual percentage of the Fund’s securities that are on loan (the utilization rate), the amount earned from the investment of any collateral and the amount of the fees or profit retained by the lending agent. All compensation, costs and expenses associated with the securities lending program are considered transaction charges that are borne by the Funds and are not an obligation of the Manager under the securities lending agency agreement. These transaction charges are netted with the income from securities lending and included in net income from securities loaned on the accompanying Statements of Operations.
The Funds’ securities lending program involves certain risks, including counterparty or borrower risk, collateral investment risk, replacement risk, operational, legal, tax and accounting risks. In the event the borrower does not meet its contractual obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.
The following is information on the securities lending activities by the lending agent as of December 31, 2024:
	Gross Amounts of Securities Loaned in Statements of Assets and Liabilities	% of Net Assets	Cash Collateral Received
Select Equity Fund	$1,938,726	0.43%	$1,984,449
International Fund	8,811,573	0.86%	9,538,929
At December 31, 2024, there were no offsetting of securities and they are presented on a gross basis.
(11) Recent Market Events
U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and global macro factors including the growth concerns in the U.S. and overseas, high interest rates, trade and geopolitical tensions, and armed conflicts in multiple locations. In particular, the events have resulted in disruptions to supply chains and customer activity, cancellations and market declines. Related political, social and economic disruptions may also exacerbate other pre-existing political, social and economic risks in certain countries. It is not possible to know the extent of these impacts, and they may be short term or may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage each Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

(Continued)

CLEARWATER INVESTMENT TRUST
Notes to Financial Statements
December 31, 2024
(12)  Subsequent Events
Effective January 1, 2025, Clearwater Management Co., Inc. ("CMC") has voluntarily agreed to waive a portion of the management fee for the Select Equity Fund and International Fund to achieve an effective management fee rate equal to 0.92% and 0.75%, respectively, of each Fund’s average daily net assets. It is CMC’s current intent to continue these fee reductions indefinitely. Nonetheless, the investment manager may terminate any voluntary fee reduction at any time.
The Board of Trustees has approved the termination of LSV Asset Management ("LSV") as a subadviser to the International Fund. As of January 10, 2025, LSV no longer serves as a subadviser.
Management has evaluated subsequent events for the Funds through the date the financial statements were issued and has concluded that there are no additional events that require financial statement disclosure and/or adjustments to the financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
129,259	ALPHABET, INC., CLASS A	$5,979,924	24,468,729
84,657	ALPHABET, INC., CLASS C	5,485,818	16,122,079
314,163	AT&T, INC.	6,101,663	7,153,491
429	CHARTER COMMUNICATIONS, INC., CLASS A(b)	112,019	147,048
113,286	COMCAST CORP., CLASS A	2,972,046	4,251,624
8,300	ELECTRONIC ARTS, INC.	116,945	1,214,290
183	LIBERTY GLOBAL LTD., CLASS A(b)(c)	879	2,335
2,200	LIVE NATION ENTERTAINMENT, INC.(b)	158,424	284,900
3,638	MATCH GROUP, INC.(b)	109,340	118,999
54,451	META PLATFORMS, INC., CLASS A	6,696,609	31,881,605
5,974	NETFLIX, INC.(b)	1,320,678	5,324,746
2,675	NEWS CORP., CLASS A	12,252	73,669
2,595	OMNICOM GROUP, INC.	81,950	223,274
7,666	SPOTIFY TECHNOLOGY S.A.(b)(c)	3,162,833	3,429,615
36	SUNRISE COMMUNICATIONS A.G./OLD, CLASS A ADR(b)(c)(d)	814	1,551
2,400	TAKE-TWO INTERACTIVE SOFTWARE, INC.(b)	278,732	441,792
7,520	T-MOBILE U.S., INC.	793,909	1,659,890
45,483	VERIZON COMMUNICATIONS, INC.	1,466,076	1,818,865
24,518	WALT DISNEY (THE) CO.	486,136	2,730,079
41,502	WARNER BROS. DISCOVERY, INC.(b)	307,335	438,676
		35,644,382	101,787,257	9.23%
Consumer Discretionary:
5,800	AIRBNB, INC., CLASS A(b)	786,456	762,178
170,775	AMAZON.COM, INC.(b)	15,814,247	37,466,327
7,973	ARAMARK	229,724	297,473
10,830	AUTONATION, INC.(b)	1,247,171	1,839,367
451	AUTOZONE, INC.(b)	703,172	1,444,102
3,400	BATH & BODY WORKS, INC.	107,274	131,818
11,342	BEST BUY CO., INC.	515,925	973,144
1,289	BOOKING HOLDINGS, INC.	2,757,890	6,404,293
7,900	BORGWARNER, INC.	162,125	251,141
4,528	CARMAX, INC.(b)	245,209	370,209
14,000	CARNIVAL CORP.(b)	128,765	348,880
25,000	CHIPOTLE MEXICAN GRILL, INC.(b)	821,290	1,507,500
4,400	D.R. HORTON, INC.	453,042	615,208
1,700	DARDEN RESTAURANTS, INC.	112,210	317,373
2,400	DECKERS OUTDOOR CORP.(b)	336,604	487,416
1,576	DILLARD'S, INC., CLASS A	700,530	680,422
500	DOMINO'S PIZZA, INC.	214,010	209,880
5,900	EBAY, INC.	115,326	365,505
12,508	EXPEDIA GROUP, INC.(b)	1,162,573	2,330,616
35,163	FORD MOTOR CO.	216,167	348,114
82,035	GAP (THE), INC.	1,600,136	1,938,487
2,400	GARMIN LTD.(c)	67,347	495,024
102,470	GENERAL MOTORS CO.	3,522,530	5,458,577
3,450	GENUINE PARTS CO.	102,425	402,822
10,855	H&R BLOCK, INC.	368,543	573,578
526	HASBRO, INC.	17,647	29,409
1,600	HILTON WORLDWIDE HOLDINGS, INC.	115,613	395,456
23,626	HOME DEPOT (THE), INC.	5,037,142	9,190,278
2,535	LAS VEGAS SANDS CORP.	21,685	130,198
13,808	LENNAR CORP., CLASS A	1,843,907	1,882,997
15,160	LKQ CORP.	410,648	557,130
8,246	LOWE'S COS., INC.	1,537,267	2,035,113
1,200	LULULEMON ATHLETICA, INC.(b)(c)	296,795	458,892
70,986	MACY'S, INC.	769,670	1,201,793
2,938	MARRIOTT INTERNATIONAL, INC., CLASS A	61,838	819,526
5,302	MCDONALD'S CORP.	235,102	1,536,997
3,506	MGM RESORTS INTERNATIONAL(b)	139,053	121,483
600	MOHAWK INDUSTRIES, INC.(b)	26,796	71,478
1,175	MURPHY U.S.A., INC.	464,528	589,556
12,667	NIKE, INC., CLASS B	566,695	958,512
272	NVR, INC.(b)	845,094	2,224,661
500	O'REILLY AUTOMOTIVE, INC.(b)	532,481	592,900
5,853	PENSKE AUTOMOTIVE GROUP, INC.	765,614	892,231
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
40	PHINIA, INC.	$880	1,927
870	POOL CORP.	187,171	296,618
40,625	PULTEGROUP, INC.	2,630,468	4,424,062
3,318	PVH CORP.	245,111	350,878
4,443	ROSS STORES, INC.	455,544	672,093
3,708	ROYAL CARIBBEAN CRUISES LTD.	148,859	855,398
17,126	STARBUCKS CORP.	117,695	1,562,747
5,800	TAPESTRY, INC.	163,077	378,914
42,701	TESLA, INC.(b)	9,863,966	17,244,372
19,260	TJX (THE) COS., INC.	1,289,817	2,326,800
31,659	TOLL BROTHERS, INC.	1,844,510	3,987,451
2,500	TRACTOR SUPPLY CO.	90,114	132,650
700	ULTA BEAUTY, INC.(b)	244,098	304,451
6,925	VF CORP.	83,617	148,610
30,054	WILLIAMS-SONOMA, INC.	1,801,895	5,565,400
1,554	WYNN RESORTS LTD.	31,066	133,893
3,600	YUM! BRANDS, INC.	428,099	482,976
		65,804,253	128,577,304	11.65%
Consumer Staples:
125,921	ALTRIA GROUP, INC.	5,973,151	6,584,409
10,300	ARCHER-DANIELS-MIDLAND CO.	188,618	520,356
2,500	BROWN-FORMAN CORP., CLASS B	108,292	94,950
10,068	CHURCH & DWIGHT CO., INC.	241,887	1,054,220
1,700	CLOROX (THE) CO.	210,031	276,097
64,691	COCA-COLA (THE) CO.	1,498,740	4,027,662
508	COCA-COLA CONSOLIDATED, INC.	642,210	640,075
11,480	COLGATE-PALMOLIVE CO.	780,184	1,043,647
1,900	CONAGRA BRANDS, INC.	26,152	52,725
1,823	CONSTELLATION BRANDS, INC., CLASS A	251,171	402,883
5,552	COSTCO WHOLESALE CORP.	2,536,936	5,087,131
5,524	DOLLAR TREE, INC.(b)	267,501	413,969
22,700	GENERAL MILLS, INC.	935,900	1,447,579
1,642	HERSHEY (THE) CO.	60,568	278,073
4,800	HORMEL FOODS CORP.	43,206	150,576
1,300	J.M. SMUCKER (THE) CO.	60,305	143,156
8,200	KENVUE, INC.	183,815	175,070
4,450	KIMBERLY-CLARK CORP.	417,244	583,128
3,705	KRAFT HEINZ (THE) CO.	26,475	113,781
83,989	KROGER (THE) CO.	2,579,558	5,135,927
1,833	LAMB WESTON HOLDINGS, INC.	73,271	122,499
1,400	MCCORMICK & CO., INC. (NON VOTING)	21,613	106,736
41,768	MOLSON COORS BEVERAGE CO., CLASS B	2,054,014	2,394,142
17,969	MONDELEZ INTERNATIONAL, INC., CLASS A	803,237	1,073,288
2,272	MONSTER BEVERAGE CORP.(b)	64,265	119,416
21,513	PEPSICO, INC.	2,301,389	3,271,267
17,005	PHILIP MORRIS INTERNATIONAL, INC.	1,487,657	2,046,552
112,127	PILGRIM'S PRIDE CORP.(b)	4,842,943	5,089,445
29,060	PROCTER & GAMBLE (THE) CO.	1,225,258	4,871,909
126	SEABOARD CORP.	368,357	306,137
7,100	SYSCO CORP.	110,707	542,866
4,367	TARGET CORP.	377,406	590,331
5,367	TYSON FOODS, INC., CLASS A	167,122	308,280
98,754	WALMART, INC.	3,524,013	8,922,424
		34,453,196	57,990,706	5.26%
Energy:
11,593	BAKER HUGHES CO.	235,985	475,545
29,580	CHEVRON CORP.	1,386,102	4,284,367
24,425	CONOCOPHILLIPS	662,396	2,422,227
8,000	COTERRA ENERGY, INC.	157,673	204,320
6,026	DEVON ENERGY CORP.	160,506	197,231
4,300	DIAMONDBACK ENERGY, INC.	659,132	704,469
11,817	EOG RESOURCES, INC.	790,384	1,448,528
5,500	EQT CORP.	198,354	253,605
75,416	EXXON MOBIL CORP.	4,758,339	8,112,499
5,762	HESS CORP.	540,664	766,404
49,812	KINDER MORGAN, INC.	676,557	1,364,849
16,286	MARATHON PETROLEUM CORP.	1,398,047	2,271,897
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Energy (Cont'd):
6,935	OCCIDENTAL PETROLEUM CORP.	$82,433	342,659
6,700	ONEOK, INC.	273,061	672,680
6,738	PHILLIPS 66	474,352	767,660
14,933	SCHLUMBERGER N.V.	334,886	572,531
2,900	TARGA RESOURCES CORP.	189,675	517,650
11,373	VALERO ENERGY CORP.	562,148	1,394,216
11,500	WILLIAMS (THE) COS., INC.	116,242	622,380
		13,656,936	27,395,717	2.48%
Financials:
4,579	AFLAC, INC.	225,517	473,652
32,989	ALLSTATE (THE) CORP.	4,701,617	6,359,949
7,933	AMERICAN EXPRESS CO.	715,083	2,354,435
31,871	AMERICAN INTERNATIONAL GROUP, INC.	1,566,127	2,320,209
2,843	AMERIPRISE FINANCIAL, INC.	1,039,232	1,513,698
2,648	AON PLC, CLASS A	436,378	951,056
3,211	ARCH CAPITAL GROUP LTD.	104,134	296,536
2,100	ARTHUR J. GALLAGHER & CO.	429,306	596,085
27,563	ASSURANT, INC.	4,082,491	5,876,983
22,198	ASSURED GUARANTY LTD.	1,695,078	1,998,042
56,236	AXIS CAPITAL HOLDINGS LTD.	3,213,621	4,983,634
93,602	BANK OF AMERICA CORP.	689,814	4,113,808
46,720	BANK OF NEW YORK MELLON (THE) CORP.	2,850,215	3,589,498
7,872	BANK OZK	377,131	350,540
41,232	BERKSHIRE HATHAWAY, INC., CLASS B(b)	8,373,048	18,689,641
1,700	BLACKROCK, INC.	1,093,208	1,742,687
9,676	BLACKSTONE, INC.	1,036,187	1,668,336
1,700	BROWN & BROWN, INC.	88,516	173,434
14,148	CAPITAL ONE FINANCIAL CORP.	1,364,248	2,522,871
1,500	CBOE GLOBAL MARKETS, INC.	315,943	293,100
19,408	CHARLES SCHWAB (THE) CORP.	268,271	1,436,386
5,185	CHUBB LTD.(c)	608,428	1,432,616
200	CINCINNATI FINANCIAL CORP.	20,055	28,740
70,074	CITIGROUP, INC.	2,723,603	4,932,509
3,816	CITIZENS FINANCIAL GROUP, INC.	177,572	166,988
4,794	CME GROUP, INC.	685,657	1,113,311
74,389	CNA FINANCIAL CORP.	3,315,444	3,598,196
2,000	COMERICA, INC.	80,100	123,700
79,228	COREBRIDGE FINANCIAL, INC.	1,560,645	2,371,294
300	CORPAY, INC.(b)	52,039	101,526
2,100	DISCOVER FINANCIAL SERVICES	352,935	363,783
1,311	EURONET WORLDWIDE, INC.(b)	120,844	134,823
8,699	EVEREST GROUP LTD.	3,188,242	3,153,040
469	FAIRFAX FINANCIAL HOLDINGS LTD.(c)	86,576	651,797
11,576	FIDELITY NATIONAL INFORMATION SERVICES, INC.	455,656	934,994
51,587	FIFTH THIRD BANCORP	2,029,858	2,181,098
361	FIRST CITIZENS BANCSHARES, INC., CLASS A	504,565	762,800
9,984	FISERV, INC.(b)	1,310,675	2,050,913
12,243	GLOBAL PAYMENTS, INC.	1,286,280	1,371,951
1,100	GLOBE LIFE, INC.	90,838	122,672
7,579	GOLDMAN SACHS GROUP (THE), INC.	807,418	4,339,887
11,988	HANOVER INSURANCE GROUP (THE), INC.	1,769,954	1,854,064
15,676	HARTFORD FINANCIAL SERVICES GROUP (THE), INC.	1,600,999	1,714,954
43,846	HUNTINGTON BANCSHARES, INC.	221,602	713,374
7,740	INTERCONTINENTAL EXCHANGE, INC.	732,116	1,153,337
6,200	INVESCO LTD.	87,258	108,376
50,079	JANUS HENDERSON GROUP PLC(c)	1,796,682	2,129,860
50,092	JPMORGAN CHASE & CO.	2,064,862	12,007,553
20,104	KEYCORP	178,289	344,583
7,600	KKR & CO., INC.	849,636	1,124,116
32,300	LINCOLN NATIONAL CORP.	703,014	1,024,233
2,615	M&T BANK CORP.	553,907	491,646
7,377	MARSH & MCLENNAN COS., INC.	675,052	1,566,949
14,567	MASTERCARD, INC., CLASS A	4,041,534	7,670,545
1,300	MERCURY GENERAL CORP.	38,019	86,424
5,731	METLIFE, INC.	201,149	469,254
84,222	MGIC INVESTMENT CORP.	1,181,306	1,996,904
2,100	MOODY'S CORP.	584,215	994,077
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
1,100	MSCI, INC.	$510,480	660,011
5,100	NASDAQ, INC.	42,534	394,281
2,877	NORTHERN TRUST CORP.	294,879	294,893
14,476	PAYPAL HOLDINGS, INC.(b)	730,777	1,235,527
11,216	PNC FINANCIAL SERVICES GROUP (THE), INC.	1,126,088	2,163,006
10,575	POPULAR, INC.	728,404	994,685
1,800	PRINCIPAL FINANCIAL GROUP, INC.	37,586	139,338
7,688	PROGRESSIVE (THE) CORP.	858,806	1,842,122
5,900	PRUDENTIAL FINANCIAL, INC.	182,566	699,327
1,050	RAYMOND JAMES FINANCIAL, INC.	89,754	163,097
6,699	REGIONS FINANCIAL CORP.	27,215	157,560
11,548	REINSURANCE GROUP OF AMERICA, INC.	1,764,081	2,466,999
14,282	RENAISSANCERE HOLDINGS LTD.	3,054,147	3,553,504
4,600	S&P GLOBAL, INC.	1,482,098	2,290,938
10,774	STATE STREET CORP.	967,708	1,057,468
88,509	SYNCHRONY FINANCIAL	2,353,342	5,753,085
3,549	T. ROWE PRICE GROUP, INC.	106,978	401,356
2,620	TRAVELERS (THE) COS., INC.	93,128	631,132
41,430	TRUIST FINANCIAL CORP.	1,152,936	1,797,233
20,785	U.S. BANCORP	423,741	994,147
77,001	UNUM GROUP	3,222,035	5,623,383
56,013	VIRTU FINANCIAL, INC., CLASS A	1,731,131	1,998,544
27,637	VISA, INC., CLASS A	5,298,811	8,734,397
17,672	W.R. BERKLEY CORP.	230,535	1,034,165
51,027	WELLS FARGO & CO.	729,863	3,584,136
114,782	WESTERN UNION (THE) CO.	1,227,390	1,216,689
75	WHITE MOUNTAINS INSURANCE GROUP LTD.	129,986	145,880
1,300	WILLIS TOWERS WATSON PLC(c)	274,247	407,212
2,700	ZIONS BANCORP N.A.	52,466	146,475
		100,325,901	178,272,057	16.16%
Health Care:
13,634	ABBOTT LABORATORIES	366,364	1,542,142
28,241	ABBVIE, INC.	1,947,034	5,018,426
13,100	AGILENT TECHNOLOGIES, INC.	1,347,536	1,759,854
136	ALIGN TECHNOLOGY, INC.(b)	25,361	28,357
9,240	AMGEN, INC.	1,687,714	2,408,314
38	AVANOS MEDICAL, INC.(b)	563	605
3,809	BECTON, DICKINSON AND CO.	586,445	864,148
300	BIO-RAD LABORATORIES, INC., CLASS A(b)	83,253	98,553
27,032	BOSTON SCIENTIFIC CORP.(b)	150,897	2,414,498
25,280	BRISTOL-MYERS SQUIBB CO.	811,175	1,429,837
10,488	CARDINAL HEALTH, INC.	828,985	1,240,416
21,477	CENCORA, INC.	4,167,319	4,825,452
9,943	CENTENE CORP.(b)	532,515	602,347
11,937	CIGNA GROUP (THE)	2,605,282	3,296,283
2,800	COOPER (THE) COS., INC.(b)	219,407	257,404
16,425	CVS HEALTH CORP.	773,597	737,318
7,360	DANAHER CORP.	177,000	1,689,488
6,000	DEXCOM, INC.(b)	87,312	466,620
2,556	ELEVANCE HEALTH, INC.	775,579	942,908
11,600	ELI LILLY & CO.	1,703,984	8,955,200
54,507	EXELIXIS, INC.(b)	1,114,358	1,815,083
4,382	GE HEALTHCARE TECHNOLOGIES, INC.	212,654	342,585
17,117	GILEAD SCIENCES, INC.	144,409	1,581,097
400	GRAIL, INC.(b)	3,067	7,140
2,100	HCA HEALTHCARE, INC.	577,524	630,315
12,808	HOLOGIC, INC.(b)	601,798	923,329
1,300	HUMANA, INC.	378,176	329,823
3,087	IDEXX LABORATORIES, INC.(b)	1,195,016	1,276,289
2,400	ILLUMINA, INC.(b)	105,833	320,712
42,516	INCYTE CORP.(b)	2,301,948	2,936,580
2,800	INSULET CORP.(b)	505,243	730,996
4,900	INTUITIVE SURGICAL, INC.(b)	938,250	2,557,604
100	IONIS PHARMACEUTICALS, INC.(b)	3,269	3,496
3,773	IQVIA HOLDINGS, INC.(b)	448,528	741,432
2,071	JAZZ PHARMACEUTICALS PLC(b)(c)	228,173	255,044
25,561	JOHNSON & JOHNSON	1,782,098	3,696,632
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
500	LABCORP HOLDINGS, INC.	$10,087	114,660
5,665	MCKESSON CORP.	1,361,240	3,228,540
9,000	MEDTRONIC PLC(c)	729,410	718,920
49,538	MERCK & CO., INC.	2,079,075	4,928,040
400	METTLER-TOLEDO INTERNATIONAL, INC.(b)	426,640	489,472
7,700	MODERNA, INC.(b)	327,910	320,166
4,100	MOLINA HEALTHCARE, INC.(b)	997,794	1,193,305
3,547	ORGANON & CO.	39,446	52,921
42,466	PFIZER, INC.	443,619	1,126,623
1,400	QUEST DIAGNOSTICS, INC.	174,774	211,204
1,661	REGENERON PHARMACEUTICALS, INC.(b)	964,757	1,183,180
4,000	RESMED, INC.	81,990	914,760
1,200	REVVITY, INC.	125,255	133,932
15,139	SOLVENTUM CORP.(b)	844,740	1,000,082
1,200	STERIS PLC	204,899	246,672
2,500	STRYKER CORP.	638,016	900,125
7,789	TENET HEALTHCARE CORP.(b)	1,113,077	983,206
5,122	THERMO FISHER SCIENTIFIC, INC.	2,069,867	2,664,618
15,670	UNITED THERAPEUTICS CORP.(b)	4,360,073	5,529,003
16,663	UNITEDHEALTH GROUP, INC.	5,127,276	8,429,145
2,838	UNIVERSAL HEALTH SERVICES, INC., CLASS B	257,448	509,194
5,707	VERTEX PHARMACEUTICALS, INC.(b)	1,355,002	2,298,209
95,985	VIATRIS, INC.	855,115	1,195,013
30,447	VIKING THERAPEUTICS, INC.(b)	1,676,835	1,225,187
700	WATERS CORP.(b)	16,422	259,686
11,574	ZIMMER BIOMET HOLDINGS, INC.	997,483	1,222,562
6,047	ZOETIS, INC.	858,592	985,238
		57,554,508	98,789,990	8.95%
Industrials:
12,787	3M CO.	787,976	1,650,674
1,400	A.O. SMITH CORP.	72,742	95,494
17,725	ACUITY BRANDS, INC.	2,881,518	5,178,004
100	ALLEGION PLC(c)	10,618	13,068
49,948	ALLISON TRANSMISSION HOLDINGS, INC.	2,135,146	5,397,381
5,666	AMENTUM HOLDINGS, INC.(b)	136,786	119,156
500	AMERICAN AIRLINES GROUP, INC.(b)	5,405	8,715
5,175	AMETEK, INC.	73,221	932,846
6,866	AUTOMATIC DATA PROCESSING, INC.	382,249	2,009,884
1,000	AXON ENTERPRISE, INC.(b)	237,179	594,320
8,987	BOEING (THE) CO.(b)	1,102,810	1,590,699
2,213	BROADRIDGE FINANCIAL SOLUTIONS, INC.	89,066	500,337
22,998	BUILDERS FIRSTSOURCE, INC.(b)	1,862,714	3,287,104
2,100	C.H. ROBINSON WORLDWIDE, INC.	147,478	216,972
16,840	CARRIER GLOBAL CORP.	379,615	1,149,498
13,233	CATERPILLAR, INC.	1,137,992	4,800,403
17,200	CINTAS CORP.	667,194	3,142,440
11,500	COPART, INC.(b)	296,588	659,985
2,452	CRANE CO.	257,108	372,091
36,272	CSX CORP.	810,618	1,170,497
6,331	CUMMINS, INC.	1,492,981	2,206,987
948	CURTISS-WRIGHT CORP.	262,835	336,417
3,193	DEERE & CO.	101,416	1,352,874
10,777	DELTA AIR LINES, INC.	447,253	652,009
225	DOVER CORP.	26,143	42,210
11,904	EATON CORP. PLC	223,705	3,950,580
3,561	EMCOR GROUP, INC.	649,186	1,616,338
4,205	EMERSON ELECTRIC CO.	460,447	521,126
900	EQUIFAX, INC.	149,184	229,365
2,900	EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.	275,171	321,233
300	FASTENAL CO.	15,808	21,573
2,856	FEDEX CORP.	262,842	803,478
7,076	FORTIVE CORP.	372,199	530,700
110,089	GATES INDUSTRIAL CORP. PLC(b)	1,234,770	2,264,531
2,861	GE VERNOVA, INC.	124,417	941,069
100	GENERAC HOLDINGS, INC.(b)	14,013	15,505
4,822	GENERAL DYNAMICS CORP.	982,587	1,270,549
54,478	GENERAL ELECTRIC CO.	4,925,741	9,086,386
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
13,491	HONEYWELL INTERNATIONAL, INC.	$1,133,893	3,047,482
25,039	HOWMET AEROSPACE, INC.	299,194	2,738,515
5,712	HUBBELL, INC.	1,323,044	2,392,700
1,753	HUNTINGTON INGALLS INDUSTRIES, INC.	371,378	331,264
1,371	IDEX CORP.	119,804	286,937
4,824	ILLINOIS TOOL WORKS, INC.	155,812	1,223,173
4,000	INGERSOLL RAND, INC.	219,892	361,840
1,100	JB HUNT TRANSPORT SERVICES, INC.	170,918	187,726
1,459	JOHNSON CONTROLS INTERNATIONAL PLC	47,158	115,159
1,352	L3HARRIS TECHNOLOGIES, INC.	46,888	284,299
13,856	LEIDOS HOLDINGS, INC.	2,120,311	1,996,095
9,447	LOCKHEED MARTIN CORP.	4,492,114	4,590,675
4,963	MASCO CORP.	206,868	360,165
2,477	NORFOLK SOUTHERN CORP.	379,182	581,352
3,271	NORTHROP GRUMMAN CORP.	397,418	1,535,048
7,800	OLD DOMINION FREIGHT LINE, INC.	666,125	1,375,920
5,857	OSHKOSH CORP.	511,773	556,825
5,320	OTIS WORLDWIDE CORP.	90,693	492,685
27,805	OWENS CORNING	2,565,671	4,735,748
23,767	PACCAR, INC.	1,587,044	2,472,243
4,628	PARKER-HANNIFIN CORP.	350,966	2,943,547
4,185	PAYCHEX, INC.	426,655	586,821
487	PAYCOM SOFTWARE, INC.	65,618	99,820
2,719	PENTAIR PLC(c)	57,667	273,640
363	QUANTA SERVICES, INC.	74,430	114,726
682	RB GLOBAL, INC.	35,812	61,523
3,217	REPUBLIC SERVICES, INC.	303,852	647,196
1,400	ROCKWELL AUTOMATION, INC.	373,784	400,106
10,111	ROLLINS, INC.	251,567	468,645
35,120	RTX CORP.	2,505,320	4,064,086
17,901	RYDER SYSTEM, INC.	1,534,307	2,807,951
8,800	SOUTHWEST AIRLINES CO.	233,962	295,856
2,157	STANLEY BLACK & DECKER, INC.	66,841	173,186
14,290	TEXTRON, INC.	991,624	1,093,042
10,805	TRANE TECHNOLOGIES PLC(c)	554,386	3,990,827
600	TRANSDIGM GROUP, INC.	272,722	760,368
25,466	UBER TECHNOLOGIES, INC.(b)	1,606,601	1,536,109
5,902	UNION PACIFIC CORP.	369,465	1,345,892
5,926	UNITED AIRLINES HOLDINGS, INC.(b)	336,223	575,415
4,368	UNITED PARCEL SERVICE, INC., CLASS B	278,123	550,805
4,560	UNITED RENTALS, INC.	773,617	3,212,246
2,121	VERALTO CORP.	14,727	216,024
494	VERISK ANALYTICS, INC.	83,738	136,062
2,626	VERTIV HOLDINGS CO., CLASS A	117,276	298,340
8,650	WASTE MANAGEMENT, INC.	135,675	1,745,483
1,200	WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORP.	21,945	227,508
3,200	XYLEM, INC.	174,704	371,264
		54,411,508	117,714,837	10.67%
Information Technology:
10,486	ACCENTURE PLC, CLASS A(c)	2,498,625	3,688,870
12,837	ADOBE, INC.(b)	2,838,936	5,708,357
21,564	ADVANCED MICRO DEVICES, INC.(b)	299,441	2,604,716
13,400	AMPHENOL CORP., CLASS A	490,411	930,630
6,236	ANALOG DEVICES, INC.	500,303	1,324,901
400	ANSYS, INC.(b)	88,560	134,932
291,560	APPLE, INC.	21,661,213	73,012,455
18,631	APPLIED MATERIALS, INC.	1,719,484	3,029,960
15,877	APPLOVIN CORP., CLASS A(b)	209,224	5,141,449
15,600	ARISTA NETWORKS, INC.(b)	478,381	1,724,268
1,136	ARROW ELECTRONICS, INC.(b)	127,651	128,504
2,986	AUTODESK, INC.(b)	374,912	882,572
25,946	AVNET, INC.	1,082,080	1,357,495
96,230	BROADCOM, INC.	5,943,391	22,309,963
10,400	CADENCE DESIGN SYSTEMS, INC.(b)	653,073	3,124,784
7,400	CDW CORP.	365,412	1,287,896
81,635	CISCO SYSTEMS, INC.	2,063,243	4,832,792
6,894	COGNIZANT TECHNOLOGY SOLUTIONS CORP., CLASS A	276,484	530,149
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
15,600	CORNING, INC.	$85,176	741,312
3,200	CROWDSTRIKE HOLDINGS, INC., CLASS A(b)	820,597	1,094,912
2,700	DELL TECHNOLOGIES, INC., CLASS C	340,488	311,148
38,021	DROPBOX, INC., CLASS A(b)	796,223	1,142,151
17,643	DXC TECHNOLOGY CO.(b)	368,985	352,507
3,200	ENPHASE ENERGY, INC.(b)	246,016	219,776
954	EPAM SYSTEMS, INC.(b)	163,143	223,064
100	F5, INC.(b)	14,240	25,147
2,949	FAIR ISAAC CORP.(b)	1,596,171	5,871,253
1,400	FIRST SOLAR, INC.(b)	230,179	246,736
27,615	FORTINET, INC.(b)	393,491	2,609,065
857	GARTNER, INC.(b)	329,092	415,191
22,781	GEN DIGITAL, INC.	207,695	623,744
2,973	GODADDY, INC., CLASS A(b)	408,031	586,781
99,494	HEWLETT PACKARD ENTERPRISE CO.	1,214,577	2,124,197
117,134	HP, INC.	3,180,311	3,822,082
44,465	INTEL CORP.	568,380	891,523
12,323	INTERNATIONAL BUSINESS MACHINES CORP.	1,314,390	2,708,965
3,680	INTUIT, INC.	523,933	2,312,880
24,838	JABIL, INC.	2,008,533	3,574,188
400	KEYSIGHT TECHNOLOGIES, INC.(b)	32,788	64,252
5,476	KLA CORP.	1,781,428	3,450,537
44,930	LAM RESEARCH CORP.	421,510	3,245,294
8,368	MICROCHIP TECHNOLOGY, INC.	38,920	479,905
30,599	MICRON TECHNOLOGY, INC.	583,167	2,575,212
148,702	MICROSOFT CORP.	18,634,446	62,677,893
600	MONOLITHIC POWER SYSTEMS, INC.	229,398	355,020
1,900	MOTOROLA SOLUTIONS, INC.	402,783	878,237
1,700	NETAPP, INC.	198,608	197,336
512,439	NVIDIA CORP.	6,165,569	68,815,433
3,825	NXP SEMICONDUCTORS N.V.(c)	327,712	795,026
5,510	ON SEMICONDUCTOR CORP.(b)	247,293	347,405
22,377	ORACLE CORP.	1,601,984	3,728,903
25,300	PALANTIR TECHNOLOGIES, INC., CLASS A(b)	1,131,197	1,913,439
9,200	PALO ALTO NETWORKS, INC.(b)	1,260,033	1,674,032
2,400	PTC, INC.(b)	82,674	441,288
21,466	QUALCOMM, INC.	2,313,124	3,297,607
1,500	ROPER TECHNOLOGIES, INC.	519,077	779,775
13,390	SALESFORCE, INC.	939,415	4,476,679
5,500	SEAGATE TECHNOLOGY HOLDINGS PLC	51,728	474,705
2,890	SERVICENOW, INC.(b)	717,698	3,063,747
3,860	SKYWORKS SOLUTIONS, INC.	371,210	342,305
5,400	SYNOPSYS, INC.(b)	495,975	2,620,944
7,524	TD SYNNEX CORP.	672,396	882,415
800	TE CONNECTIVITY PLC(c)	98,296	114,376
600	TELEDYNE TECHNOLOGIES, INC.(b)	226,008	278,478
4,600	TERADYNE, INC.	82,730	579,232
27,783	TEXAS INSTRUMENTS, INC.	936,448	5,209,590
7,049	TRIMBLE, INC.(b)	94,849	498,082
700	TYLER TECHNOLOGIES, INC.(b)	305,589	403,648
876	VERISIGN, INC.(b)	140,628	181,297
5,145	WESTERN DIGITAL CORP.(b)	87,708	306,796
400	ZEBRA TECHNOLOGIES CORP., CLASS A(b)	43,396	154,488
59,269	ZOOM COMMUNICATIONS, INC.(b)	3,853,637	4,836,943
		101,569,897	341,791,634	30.98%
Materials:
2,494	AIR PRODUCTS AND CHEMICALS, INC.	383,160	723,360
5,200	ALBEMARLE CORP.	409,232	447,616
32,570	AMCOR PLC(c)	224,047	306,484
4,165	AVERY DENNISON CORP.	371,149	779,396
3,910	BERRY GLOBAL GROUP, INC.	198,424	252,860
7,862	CORTEVA, INC.	164,943	447,819
8,062	DOW, INC.	185,436	323,528
7,362	DUPONT DE NEMOURS, INC.	218,512	561,352
4,439	EASTMAN CHEMICAL CO.	335,286	405,369
3,991	ECOLAB, INC.	236,070	935,171
1,600	FMC CORP.	80,467	77,776
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont'd):
23,100	FREEPORT-MCMORAN, INC.	$465,106	879,648
3,421	INTERNATIONAL FLAVORS & FRAGRANCES, INC.	222,567	289,246
131	INTERNATIONAL PAPER CO.	3,948	7,050
6,465	LINDE PLC	1,521,181	2,706,702
14,191	LYONDELLBASELL INDUSTRIES N.V., CLASS A	791,721	1,053,966
1,080	MAGNERA CORP.(b)	17,713	19,624
700	MARTIN MARIETTA MATERIALS, INC.	27,965	361,550
100	MOSAIC (THE) CO.	2,773	2,458
15,300	NEWMONT CORP.	462,552	569,466
1,800	NUCOR CORP.	269,870	210,078
1,000	PACKAGING CORP. OF AMERICA	114,697	225,130
5,172	PPG INDUSTRIES, INC.	123,888	617,795
1,400	SEALED AIR CORP.	24,528	47,362
3,358	SMURFIT WESTROCK PLC(c)	159,169	180,862
5,400	STEEL DYNAMICS, INC.	576,937	615,978
1,744	UNITED STATES STEEL CORP.	55,031	59,279
2,100	VULCAN MATERIALS CO.	63,441	540,183
		7,709,813	13,647,108	1.24%
Real Estate:
2,100	ALEXANDRIA REAL ESTATE EQUITIES, INC.	105,064	204,855
6,280	AMERICAN TOWER CORP.	786,190	1,151,815
1,934	AVALONBAY COMMUNITIES, INC.	225,956	425,422
3,288	BXP, INC.	160,585	244,496
900	CAMDEN PROPERTY TRUST	21,980	104,436
3,500	COSTAR GROUP, INC.(b)	270,783	250,565
15,300	CROWN CASTLE, INC.	1,084,823	1,388,628
4,457	DIGITAL REALTY TRUST, INC.	566,761	790,360
1,316	EQUINIX, INC.	434,420	1,240,843
5,416	EQUITY RESIDENTIAL	174,162	388,652
675	ESSEX PROPERTY TRUST, INC.	73,174	192,672
3,200	EXTRA SPACE STORAGE, INC.	340,075	478,720
1,000	FEDERAL REALTY INVESTMENT TRUST	55,911	111,950
70	GAMING AND LEISURE PROPERTIES, INC.	2,757	3,371
7,000	HEALTHPEAK PROPERTIES, INC.	62,377	141,890
10,322	HOST HOTELS & RESORTS, INC.	73,056	180,842
7,700	INVITATION HOMES, INC.	228,811	246,169
3,900	IRON MOUNTAIN, INC.	277,441	409,929
6,872	KIMCO REALTY CORP.	64,575	161,011
1,800	MID-AMERICA APARTMENT COMMUNITIES, INC.	132,698	278,226
12,218	PROLOGIS, INC.	363,049	1,291,443
1,735	PUBLIC STORAGE	227,274	519,528
4,002	REALTY INCOME CORP.	78,927	213,747
3,900	REGENCY CENTERS CORP.	85,344	288,327
2,100	SBA COMMUNICATIONS CORP.	214,169	427,980
4,495	SEAPORT ENTERTAINMENT GROUP, INC.(b)	124,407	125,635
7,934	SIMON PROPERTY GROUP, INC.	704,821	1,366,314
33	SUN COMMUNITIES, INC.	3,118	4,058
4,100	UDR, INC.	63,318	177,981
100	VENTAS, INC.	3,992	5,889
13,565	VICI PROPERTIES, INC.	321,057	396,234
6,400	WELLTOWER, INC.	399,656	806,592
4,916	WEYERHAEUSER CO.	62,194	138,385
		7,792,925	14,156,965	1.28%
Utilities:
5,100	AES (THE) CORP.	67,956	65,637
2,000	ALLIANT ENERGY CORP.	24,835	118,280
1,600	AMEREN CORP.	40,872	142,624
3,000	AMERICAN ELECTRIC POWER CO., INC.	134,394	276,690
2,700	AMERICAN WATER WORKS CO., INC.	320,977	336,123
400	ATMOS ENERGY CORP.	43,880	55,708
6,000	CENTERPOINT ENERGY, INC.	71,768	190,380
10,200	CMS ENERGY CORP.	115,866	679,830
4,975	CONSOLIDATED EDISON, INC.	318,863	443,919
3,700	CONSTELLATION ENERGY CORP.	188,693	827,727
15,373	DOMINION ENERGY, INC.	546,490	827,990
8,900	DTE ENERGY CO.	709,034	1,074,675
7,151	DUKE ENERGY CORP.	220,926	770,449
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Core Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Utilities (Cont'd):
4,325	EDISON INTERNATIONAL	$135,088	345,308
5,728	ENTERGY CORP.	233,541	434,297
22,374	EVERGY, INC.	1,024,899	1,377,120
4,961	EVERSOURCE ENERGY	125,492	284,910
10,500	EXELON CORP.	342,581	395,220
6,800	FIRSTENERGY CORP.	186,942	270,504
30,654	NEXTERA ENERGY, INC.	1,028,039	2,197,585
7,100	NISOURCE, INC.	49,003	260,996
12,675	NRG ENERGY, INC.	1,041,966	1,143,538
10,300	PG&E CORP.	139,159	207,854
13,100	PINNACLE WEST CAPITAL CORP.	782,497	1,110,487
9,600	PPL CORP.	221,808	311,616
1,200	PUBLIC SERVICE ENTERPRISE GROUP, INC.	51,552	101,388
7,400	SEMPRA	239,277	649,128
11,800	SOUTHERN (THE) CO.	382,948	971,376
5,100	VISTRA CORP.	611,876	703,137
1,600	WEC ENERGY GROUP, INC.	91,440	150,464
		9,492,662	16,724,960	1.52%
	Sub-total Common Stocks:	488,415,981	1,096,848,535	99.42%
Escrows:
Communication Services:
1,360	GCI LIBERTY, INC., CLASS A(b)(e)	-	-
		-	-	0.00%
	Sub-total Escrows:	-	-	0.00%
Rights:
Health Care:
300	ABIOMED, INC. (CONTINGENT VALUE RIGHTS)(b)(e)	-	-
		-	-	0.00%
	Sub-total Rights:	-	-	0.00%
Short-Term Investments:
6,445,998	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 4.37%(f)	6,445,998	6,445,998
	Sub-total Short-Term Investments:	6,445,998	6,445,998	0.58%
	Grand total	$494,861,979	1,103,294,533	100.00%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)
Foreign security values are stated in U.S. dollars. As of December 31, 2024, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 1.75% of net assets.

(d)	Security is an American Depositary Receipt of companies based outside of the United States representing less than 0.01% of net assets as of December 31, 2024.
(e)	Security has been deemed worthless and is a Level 3 investment.
(f)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2023, the value of the Clearwater Core Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $5,157,828 with net purchases of $1,288,170 during the fiscal year ended December 31, 2024.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Communication Services:
12,480	BANDWIDTH, INC., CLASS A(b)	$216,121	212,410
40,502	CARGURUS, INC.(b)	1,399,917	1,479,943
3,591	CARS.COM, INC.(b)	44,030	62,232
5,700	CINEMARK HOLDINGS, INC.(b)	77,496	176,586
2,400	COGENT COMMUNICATIONS HOLDINGS, INC.	107,920	184,968
11,240	ECHOSTAR CORP., CLASS A(b)	117,088	257,396
216,756	EVENTBRITE, INC., CLASS A(b)	1,105,493	728,300
32,577	EVERQUOTE, INC., CLASS A(b)	645,866	651,214
5,650	GOGO, INC.(b)	42,940	45,709
1,455	IAC, INC.(b)	68,250	62,769
8,004	IDT CORP., CLASS B	384,381	380,350
43,800	LUMEN TECHNOLOGIES, INC.(b)	135,857	232,578
200	MADISON SQUARE GARDEN SPORTS CORP.(b)	33,916	45,136
39,652	MEDIAALPHA, INC., CLASS A(b)	609,503	447,671
78,959	NEXXEN INTERNATIONAL LTD. ADR(b)(c)(d)	616,846	791,169
51,334	PUBMATIC, INC., CLASS A(b)	768,527	754,096
1,900	QUINSTREET, INC.(b)	20,971	43,833
48,230	SHUTTERSTOCK, INC.	2,274,711	1,463,781
4,910	SINCLAIR, INC.	86,591	79,247
28,128	TECHTARGET, INC.(b)	774,750	557,497
1,547	TEGNA, INC.	28,029	28,295
4,243	TELEPHONE AND DATA SYSTEMS, INC.	86,080	144,729
95,081	THRYV HOLDINGS, INC.(b)	1,419,137	1,407,199
5,381	TRIPADVISOR, INC.(b)	82,953	79,477
13,812	YELP, INC.(b)	455,260	534,524
10,922	ZIFF DAVIS, INC.(b)	461,738	593,501
14,232	ZIPRECRUITER, INC., CLASS A(b)	133,818	103,040
		12,198,189	11,547,650	2.54%
Consumer Discretionary:
40,801	1-800-FLOWERS.COM, INC., CLASS A(b)	962,315	333,344
1,994	ABERCROMBIE & FITCH CO., CLASS A(b)	179,494	298,043
3,046	ACADEMY SPORTS & OUTDOORS, INC.	131,038	175,236
159,168	ADIENT PLC(b)	4,184,599	2,742,465
2,883	ADTALEM GLOBAL EDUCATION, INC.(b)	231,493	261,921
65,127	ADVANCE AUTO PARTS, INC.	3,741,775	3,079,856
116,060	AMERICAN EAGLE OUTFITTERS, INC.	1,992,721	1,934,720
8,670	AMERICAN PUBLIC EDUCATION, INC.(b)	165,904	187,012
84,603	ARHAUS, INC.	795,412	795,268
701	ASBURY AUTOMOTIVE GROUP, INC.(b)	131,278	170,364
8,221	BATH & BODY WORKS, INC.	260,716	318,728
1,295	BOOT BARN HOLDINGS, INC.(b)	77,565	196,607
1,900	BRINKER INTERNATIONAL, INC.(b)	49,106	251,351
75	CAVCO INDUSTRIES, INC.(b)	34,872	33,467
131,913	CENTURY CASINOS, INC.(b)	1,327,899	427,398
18,612	CENTURY COMMUNITIES, INC.	1,706,060	1,365,376
26,914	CHAMPION HOMES, INC.(b)	1,652,949	2,371,123
112,773	COURSERA, INC.(b)	837,700	958,571
1,161	CRACKER BARREL OLD COUNTRY STORE, INC.	56,178	61,370
128,462	DANA, INC.	1,556,080	1,485,021
12,893	DENNY'S CORP.(b)	207,499	78,003
3,800	DINE BRANDS GLOBAL, INC.	117,824	114,380
1,080	DORMAN PRODUCTS, INC.(b)	117,757	139,914
90,624	DREAM FINDERS HOMES, INC., CLASS A(b)	1,895,064	2,108,820
399	ETHAN ALLEN INTERIORS, INC.	9,673	11,216
4,656	ETSY, INC.(b)	236,871	246,256
3,866	FOOT LOCKER, INC.(b)	65,589	84,124
900	FOX FACTORY HOLDING CORP.(b)	28,467	27,243
4,500	FRONTDOOR, INC.(b)	94,527	246,015
102,982	GEN RESTAURANT GROUP, INC.(b)	1,013,505	770,305
44,209	GENESCO, INC.(b)	1,232,263	1,889,935
71,849	GENTEX CORP.	2,088,123	2,064,222
987	G-III APPAREL GROUP LTD.(b)	14,210	32,196
80,978	GILDAN ACTIVEWEAR, INC.(d)	2,086,907	3,810,015
800	GROUP 1 AUTOMOTIVE, INC.	115,820	337,184
1,342	GUESS?, INC.(d)	22,812	18,869
223,212	HANESBRANDS, INC.(b)	2,526,784	1,816,946
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Discretionary (Cont'd):
25,870	HASBRO, INC.	$1,202,875	1,446,392
33,898	HAVERTY FURNITURE COS., INC.	908,632	754,569
30,282	HELEN OF TROY LTD.(b)	1,815,799	1,811,772
47,911	HOOKER FURNISHINGS CORP.	1,123,840	671,233
1,600	INSTALLED BUILDING PRODUCTS, INC.	213,106	280,400
15,585	KONTOOR BRANDS, INC.	1,050,176	1,331,115
92,780	LANDSEA HOMES CORP.(b)	1,078,131	787,702
131,873	LATHAM GROUP, INC.(b)	904,133	917,836
600	LA-Z-BOY, INC.	13,860	26,142
1,231	LCI INDUSTRIES	136,997	127,273
14,400	LEGGETT & PLATT, INC.	175,824	138,240
21,703	LESLIE'S, INC.(b)	57,939	48,398
2,100	LGI HOMES, INC.(b)	185,288	187,740
7,799	LUCKY STRIKE ENTERTAINMENT CORP.	81,730	78,068
441	M/I HOMES, INC.(b)	68,880	58,631
117,674	MALIBU BOATS, INC., CLASS A(b)	5,189,812	4,423,366
1,618	MARINEMAX, INC.(b)	43,344	46,841
1,348	MERITAGE HOMES CORP.	96,515	207,349
3,776	MISTER CAR WASH, INC.(b)	28,382	27,527
14,449	MONARCH CASINO & RESORT, INC.	1,149,111	1,140,026
2,036	MONRO, INC.	51,011	50,493
1,076	NATHAN'S FAMOUS, INC.	87,819	84,584
4,473	NATIONAL VISION HOLDINGS, INC.(b)	46,158	46,609
186,984	NEWELL BRANDS, INC.	1,719,087	1,862,361
1,358	ODP (THE) CORP.(b)	42,239	30,881
500	OXFORD INDUSTRIES, INC.	40,480	39,390
1,400	PAPA JOHN'S INTERNATIONAL, INC.	67,702	57,498
7,792	PATRICK INDUSTRIES, INC.	380,216	647,401
92,960	PELOTON INTERACTIVE, INC., CLASS A(b)	883,250	808,752
5,100	PENN ENTERTAINMENT, INC.(b)	96,536	101,082
3,600	PERDOCEO EDUCATION CORP.	37,564	95,292
244	PHINIA, INC.	10,561	11,753
16,479	PVH CORP.	792,862	1,742,654
2,000	REVELYST, INC.(b)	38,300	38,460
107,177	RUSH STREET INTERACTIVE, INC.(b)	1,182,109	1,470,468
112,534	SABRE CORP.(b)	332,195	410,749
4,600	SALLY BEAUTY HOLDINGS, INC.(b)	46,856	48,070
1,461	SHAKE SHACK, INC., CLASS A(b)	71,129	189,638
33,053	SHOE CARNIVAL, INC.	938,930	1,093,393
2,100	SIGNET JEWELERS LTD.	118,747	169,491
2,320	SIX FLAGS ENTERTAINMENT CORP.	73,577	111,801
7,587	SLEEP NUMBER CORP.(b)	662,541	115,626
823	SONIC AUTOMOTIVE, INC., CLASS A	28,187	52,137
3,740	SONOS, INC.(b)	48,213	56,250
1,777	STEVEN MADDEN LTD.	50,250	75,558
74,340	STONERIDGE, INC.(b)	1,549,924	466,112
1,200	STRATEGIC EDUCATION, INC.	69,846	112,104
28,377	STRIDE, INC.(b)	1,004,359	2,949,222
23,517	SUPER GROUP SGHC LTD.	162,414	146,511
7,897	TRI POINTE HOMES, INC.(b)	230,576	286,345
2,100	UPBOUND GROUP, INC.	46,462	61,257
36,889	URBAN OUTFITTERS, INC.(b)	1,551,909	2,024,468
15,649	VF CORP.	218,488	335,828
5,977	VICTORIA'S SECRET & CO.(b)	228,621	247,567
54,886	WINNEBAGO INDUSTRIES, INC.	2,641,236	2,622,453
1,910	WOLVERINE WORLD WIDE, INC.	32,525	42,402
278	WORTHINGTON ENTERPRISES, INC.	10,650	11,151
1,939	XPEL, INC.(b)	72,718	77,444
57,556	XPONENTIAL FITNESS, INC., CLASS A(b)	975,229	774,128
		64,114,699	65,320,887	14.38%
Consumer Staples:
10,100	ANDERSONS (THE), INC.	461,676	409,252
17,263	CAL-MAINE FOODS, INC.	1,319,496	1,776,708
500	CENTRAL GARDEN & PET CO., CLASS A(b)	13,784	16,525
31,421	CHEFS' WAREHOUSE (THE), INC.(b)	956,739	1,549,684
4,588	EDGEWELL PERSONAL CARE CO.	157,269	154,157
104,670	FLOWERS FOODS, INC.	2,577,545	2,162,482
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Consumer Staples (Cont'd):
400	FRESH DEL MONTE PRODUCE, INC.	$10,912	13,284
5,050	GROCERY OUTLET HOLDING CORP.(b)	72,245	78,830
100,208	HONEST (THE) CO., INC.(b)	369,782	694,441
11,631	INGREDION, INC.	1,074,965	1,599,960
900	INTERPARFUMS, INC.	68,995	118,359
1,295	J&J SNACK FOODS CORP.	191,571	200,893
186,179	MAMAMANCINI'S HOLDINGS, INC.(b)	757,313	1,481,985
1,100	NATIONAL BEVERAGE CORP.	44,976	46,937
1,300	PRICESMART, INC.	76,855	119,821
2,761	SIMPLY GOOD FOODS (THE) CO.(b)	92,621	107,624
1,578	SPARTANNASH CO.	29,901	28,909
30,722	SPECTRUM BRANDS HOLDINGS, INC.	2,187,264	2,595,702
700	TOOTSIE ROLL INDUSTRIES, INC.	19,677	22,631
46,607	UNIVERSAL CORP.	2,492,585	2,555,928
40,103	USANA HEALTH SCIENCES, INC.(b)	3,141,755	1,439,297
35,026	VITA COCO (THE) CO., INC.(b)	980,473	1,292,810
42,074	VITAL FARMS, INC.(b)	1,302,918	1,585,769
300	WD-40 CO.	59,193	72,804
		18,460,510	20,124,792	4.43%
Energy:
1,671	ARCHROCK, INC.	36,136	41,591
91,780	ATLAS ENERGY SOLUTIONS, INC.	1,929,497	2,035,680
16,668	BERRY CORP.	76,685	68,839
400	BRISTOW GROUP, INC.(b)	13,552	13,720
1,579	CACTUS, INC., CLASS A	91,026	92,151
1,651	CALIFORNIA RESOURCES CORP.	89,930	85,670
362	CHEVRON CORP.	35,198	52,432
4,200	COMSTOCK RESOURCES, INC.(b)	42,950	76,524
1,017	CONSOL ENERGY, INC.	57,529	108,494
3,000	CORE LABORATORIES, INC.	48,339	51,930
6,176	CRESCENT ENERGY CO., CLASS A	78,101	90,231
93,171	DMC GLOBAL, INC.(b)	3,278,608	684,807
19,680	HELIX ENERGY SOLUTIONS GROUP, INC.(b)	177,211	183,418
3,700	HELMERICH & PAYNE, INC.	125,231	118,474
1,800	INNOVEX INTERNATIONAL, INC.(b)	27,986	25,146
3,846	MAGNOLIA OIL & GAS CORP., CLASS A	98,376	89,920
2,000	NABORS INDUSTRIES LTD.(b)	133,875	114,340
7,048	NATURAL GAS SERVICES GROUP, INC.(b)	138,828	188,886
4,820	NORTHERN OIL & GAS, INC.	160,544	179,111
124,278	NOV, INC.	1,538,408	1,814,459
166,822	NPK INTERNATIONAL, INC.(b)	1,220,627	1,279,525
2,238	OCEANEERING INTERNATIONAL, INC.(b)	33,765	58,367
4,613	PEABODY ENERGY CORP.	104,883	96,596
20,722	PROPETRO HOLDING CORP.(b)	151,579	193,336
774	REX AMERICAN RESOURCES CORP.(b)	16,958	32,268
4,509	SM ENERGY CO.	134,189	174,769
600	TIDEWATER, INC.(b)	29,862	32,826
3,212	VITAL ENERGY, INC.(b)	88,158	99,315
13,200	WEATHERFORD INTERNATIONAL PLC	918,935	945,516
8,100	WORLD KINECT CORP.	190,480	222,831
		11,067,446	9,251,172	2.04%
Financials:
8,500	ACADIAN ASSET MANAGEMENT, INC.	148,663	223,890
3,200	AMBAC FINANCIAL GROUP, INC.(b)	35,221	40,480
1,649	APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.	13,678	14,280
5,679	ARBOR REALTY TRUST, INC.	76,764	78,654
600	ARMOUR RESIDENTIAL REIT, INC.	11,482	11,316
2,900	ARTISAN PARTNERS ASSET MANAGEMENT, INC., CLASS A	92,936	124,845
84,658	ASSOCIATED BANC-CORP	1,447,659	2,023,326
300	ASSURED GUARANTY LTD.	14,439	27,003
12,835	AXIS CAPITAL HOLDINGS LTD.	645,802	1,137,438
11,295	AXOS FINANCIAL, INC.(b)	487,561	788,956
12,902	BANC OF CALIFORNIA, INC.	153,060	199,465
1,000	BANCFIRST CORP.	86,100	117,180
2,400	BANCORP (THE), INC.(b)	53,353	126,312
3,900	BANK OF HAWAII CORP.	184,962	277,836
812	BANK7 CORP.	29,864	37,888
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
8,000	BERKSHIRE HILLS BANCORP, INC.	$167,165	227,440
5,272	BGC GROUP, INC., CLASS A	48,949	47,764
2,097	BLACKSTONE MORTGAGE TRUST, INC., CLASS A	38,118	36,509
55,490	BOWHEAD SPECIALTY HOLDINGS, INC.(b)	1,226,661	1,971,005
30,813	BREAD FINANCIAL HOLDINGS, INC.	1,166,133	1,881,442
1,690	BROOKFIELD ASSET MANAGEMENT LTD., CLASS A(d)	66,079	91,581
3,900	BROOKLINE BANCORP, INC.	32,239	46,020
10,464	CAPITOL FEDERAL FINANCIAL, INC.	48,712	61,842
1,100	CASS INFORMATION SYSTEMS, INC.	43,113	45,001
600	CITY HOLDING CO.	53,184	71,088
79,501	CNO FINANCIAL GROUP, INC.	1,396,524	2,958,232
163,475	COLUMBIA BANKING SYSTEM, INC.	3,851,095	4,415,460
5,100	COMERICA, INC.	243,294	315,435
51,396	COMMERCE BANCSHARES, INC.	2,209,952	3,202,463
600	COMMUNITY FINANCIAL SYSTEM, INC.	25,494	37,008
12,000	CVB FINANCIAL CORP.	199,210	256,920
2,329	DAVE, INC.(b)	193,247	202,437
37,555	DONNELLEY FINANCIAL SOLUTIONS, INC.(b)	1,782,563	2,355,825
6,800	EAGLE BANCORP, INC.	116,183	177,004
13,400	ELLINGTON FINANCIAL, INC.	148,649	162,408
1,800	ENOVA INTERNATIONAL, INC.(b)	54,842	172,584
18,577	ESQUIRE FINANCIAL HOLDINGS, INC.	555,776	1,476,872
44,420	ESSENT GROUP LTD.	1,912,108	2,418,225
2,259	EVERTEC, INC.	68,287	78,003
107,641	EZCORP, INC., CLASS A(b)	807,486	1,315,373
11,257	FEDERAL AGRICULTURAL MORTGAGE CORP., CLASS C	1,476,934	2,217,066
67,724	FINWISE BANCORP(b)	1,005,152	1,082,230
400	FIRST BANCORP	12,196	17,588
8,600	FIRST HAWAIIAN, INC.	159,089	223,170
2,668	FIRST INTERNET BANCORP	90,510	96,021
37,335	FIRST WESTERN FINANCIAL, INC.(b)	652,084	729,899
2,200	FRANKLIN BSP REALTY TRUST, INC.	24,406	27,588
134,189	GCM GROSVENOR, INC., CLASS A	1,167,297	1,646,499
19,868	GENWORTH FINANCIAL, INC.(b)	71,184	138,877
55,454	GLACIER BANCORP, INC.	1,966,041	2,784,900
7,647	GLOBE LIFE, INC.	428,372	852,794
1,000	GOOSEHEAD INSURANCE, INC., CLASS A(b)	88,060	107,220
11,300	GREEN DOT CORP., CLASS A(b)	96,338	120,232
16,929	HCI GROUP, INC.	1,454,731	1,972,736
2,500	HILLTOP HOLDINGS, INC.	66,017	71,575
4,200	HOPE BANCORP, INC.	38,242	51,618
1,400	HORACE MANN EDUCATORS CORP.	46,646	54,922
909	HUNTINGTON BANCSHARES, INC.	9,494	14,790
5,000	INDEPENDENT BANK GROUP, INC.	188,792	303,350
2,215	JACKSON FINANCIAL, INC., CLASS A	191,806	192,882
62,260	JDC GROUP A.G.(b)(d)	1,445,569	1,470,343
2,700	KKR REAL ESTATE FINANCE TRUST, INC.	23,910	27,270
3,400	LAKELAND FINANCIAL CORP.	190,694	233,784
6,736	LENDINGTREE, INC.(b)	288,206	261,020
7,545	LINCOLN NATIONAL CORP.	190,718	239,252
1,634	MERCURY GENERAL CORP.	47,283	108,628
2,556	METROCITY BANKSHARES, INC.	79,561	81,664
3,400	MOELIS & CO., CLASS A	172,895	251,192
94,394	MORTGAGE ADVICE BUREAU HOLDINGS LTD.(d)	941,516	720,800
2,600	MR COOPER GROUP, INC.(b)	103,966	249,626
700	NAVIENT CORP.	10,360	9,303
929	NCR ATLEOS CORP.(b)	25,208	31,512
5,321	NICOLET BANKSHARES, INC.	536,998	558,226
5,500	NMI HOLDINGS, INC.(b)	161,182	202,180
7,700	NORTHWEST BANCSHARES, INC.	78,507	101,563
995	OFG BANCORP	22,845	42,108
128,226	OLD NATIONAL BANCORP	1,890,017	2,783,145
3,941	OPPFI, INC.	27,806	30,188
9,404	P10, INC., CLASS A	107,500	118,585
3,974	PACIFIC PREMIER BANCORP, INC.	84,748	99,032
1,700	PALOMAR HOLDINGS, INC.(b)	85,371	179,503
1,100	PATHWARD FINANCIAL, INC.	36,415	80,938
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Financials (Cont'd):
135,015	PAYONEER GLOBAL, INC.(b)	$1,005,304	1,355,551
700	PENNYMAC MORTGAGE INVESTMENT TRUST	9,190	8,813
68,586	PERELLA WEINBERG PARTNERS	844,067	1,635,090
4,973	PIPER SANDLER COS.	1,238,234	1,491,651
8,100	PRA GROUP, INC.(b)	150,806	169,209
4,209	PRIORITY TECHNOLOGY HOLDINGS, INC.(b)	34,701	49,456
19,257	PROG HOLDINGS, INC.	814,900	813,801
4,100	RADIAN GROUP, INC.	99,410	130,052
1,700	REDWOOD TRUST, INC.	9,168	11,101
1,177	REGIONAL MANAGEMENT CORP.	35,905	39,995
400	RENAISSANCERE HOLDINGS LTD.	51,785	99,524
3,300	SEACOAST BANKING CORP. OF FLORIDA	70,378	90,849
2,800	SERVISFIRST BANCSHARES, INC.	137,628	237,272
684	SEZZLE, INC.(b)	234,220	174,967
10,210	SIMMONS FIRST NATIONAL CORP., CLASS A	192,849	226,458
30,434	SKYWARD SPECIALTY INSURANCE GROUP, INC.(b)	737,214	1,538,134
1,200	SOUTHSIDE BANCSHARES, INC.	31,031	38,112
200	STEPSTONE GROUP, INC., CLASS A	8,628	11,576
24,160	STEWART INFORMATION SERVICES CORP.	1,046,351	1,630,559
2,327	STONEX GROUP, INC.(b)	110,364	227,976
62,226	SUNRISE REALTY TRUST, INC.	665,959	876,142
30,910	SYNOVUS FINANCIAL CORP.	857,377	1,583,519
28,825	THIRD COAST BANCSHARES, INC.(b)	734,288	978,609
600	TRIUMPH FINANCIAL, INC.(b)	35,886	54,528
1,000	TRUPANION, INC.(b)	26,610	48,200
11,400	UNITED COMMUNITY BANKS, INC.	276,626	368,334
900	UNITED FIRE GROUP, INC.	17,217	25,605
57,749	UNIVEST FINANCIAL CORP.	1,067,701	1,704,173
1,213	USCB FINANCIAL HOLDINGS, INC.	23,685	21,531
23,957	VICTORY CAPITAL HOLDINGS, INC., CLASS A	1,401,502	1,568,225
200	VIRTUS INVESTMENT PARTNERS, INC.	32,442	44,116
2,978	WALKER & DUNLOP, INC.	254,262	289,491
46,009	WEBSTER FINANCIAL CORP.	1,994,582	2,540,617
889	WHITE MOUNTAINS INSURANCE GROUP LTD.	1,634,699	1,729,158
44,038	WISDOMTREE, INC.	395,229	462,399
100	WORLD ACCEPTANCE CORP.(b)	10,682	11,244
78,269	WSFS FINANCIAL CORP.	3,420,974	4,158,432
		55,433,127	76,283,098	16.79%
Health Care:
129,262	ACCOLADE, INC.(b)	462,699	442,076
2,727	ADAPTHEALTH CORP.(b)	27,398	25,961
17,586	ADDUS HOMECARE CORP.(b)	1,711,666	2,204,405
8,576	ADMA BIOLOGICS, INC.(b)	139,183	147,078
39,938	ALECTOR, INC.(b)	183,871	75,483
22,388	ALIGNMENT HEALTHCARE, INC.(b)	239,631	251,865
3,669	ALKERMES PLC(b)(d)	102,729	105,520
25,147	AMICUS THERAPEUTICS, INC.(b)	167,175	236,885
143,838	AMNEAL PHARMACEUTICALS, INC.(b)	1,213,212	1,139,197
2,100	AMPHASTAR PHARMACEUTICALS, INC.(b)	60,514	77,973
700	ANI PHARMACEUTICALS, INC.(b)	22,511	38,696
11,608	ANIKA THERAPEUTICS, INC.(b)	286,920	191,068
401,044	AOTI, INC.(b)	677,181	557,294
34,083	ARCUS BIOSCIENCES, INC.(b)	529,852	507,496
4,122	ASTRANA HEALTH, INC.(b)	155,713	129,967
1,860	AVANOS MEDICAL, INC.(b)	34,759	29,611
6,501	AVEANNA HEALTHCARE HOLDINGS, INC.(b)	32,631	29,710
247,407	BIOCRYST PHARMACEUTICALS, INC.(b)	1,887,574	1,860,501
1,199	BIOLIFE SOLUTIONS, INC.(b)	25,969	31,126
169,427	BIOTE CORP., CLASS A(b)	840,551	1,047,059
36,794	CAREDX, INC.(b)	904,595	787,760
22,094	CASTLE BIOSCIENCES, INC.(b)	660,663	588,805
25,647	CATALYST PHARMACEUTICALS, INC.(b)	487,936	535,253
2,600	CERTARA, INC.(b)	28,306	27,690
39,200	COMMUNITY HEALTH SYSTEMS, INC.(b)	106,597	117,208
3,873	CONCENTRA GROUP HOLDINGS PARENT, INC.	53,026	76,608
36,287	CONMED CORP.	2,648,659	2,483,482
16,068	CORCEPT THERAPEUTICS, INC.(b)	542,240	809,666
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
1,200	CORVEL CORP.(b)	$55,868	133,512
25,673	CRYOPORT, INC.(b)	198,486	199,736
14,098	CYTEK BIOSCIENCES, INC.(b)	71,023	91,496
104,410	DENTSPLY SIRONA, INC.	2,987,801	1,981,702
3,279	DYNAVAX TECHNOLOGIES CORP.(b)	36,150	41,873
16,705	EMBECTA CORP.	220,888	344,958
1,785	ENSIGN GROUP (THE), INC.	140,759	237,155
41,619	ENVISTA HOLDINGS CORP.(b)	783,226	802,830
243,097	ESPERION THERAPEUTICS, INC.(b)(e)	578,223	534,813
39,744	ESTABLISHMENT LABS HOLDINGS, INC.(b)(d)	1,649,982	1,831,006
25,716	ETON PHARMACEUTICALS, INC.(b)	121,988	342,537
61,477	EVOLUS, INC.(b)	588,773	678,706
2,400	FORTREA HOLDINGS, INC.(b)	56,969	44,760
5,844	GENEDX HOLDINGS CORP.(b)	460,092	449,170
1,042	GLAUKOS CORP.(b)	102,707	156,237
1,917	HARMONY BIOSCIENCES HOLDINGS, INC.(b)	61,132	65,964
43,262	HARROW HEALTH, INC.(b)	732,036	1,451,440
19,735	HARVARD BIOSCIENCE, INC.(b)	48,389	41,641
22,587	HEALTHSTREAM, INC.	648,872	718,267
12,085	HIMS & HERS HEALTH, INC.(b)	398,654	292,215
2,300	ICU MEDICAL, INC.(b)	204,509	356,891
1,900	INARI MEDICAL, INC.(b)	89,904	96,995
2,534	INFUSYSTEM HOLDINGS, INC.(b)	16,529	21,412
14,422	INHIBRX BIOSCIENCES, INC.(b)	223,627	222,099
43,271	INMODE LTD.(b)(d)	1,014,118	722,626
2,005	INSMED, INC.(b)	88,688	138,425
1,154	INSPIRE MEDICAL SYSTEMS, INC.(b)	227,283	213,929
19,625	INTEGER HOLDINGS CORP.(b)	1,529,802	2,600,705
2,186	INTEGRA LIFESCIENCES HOLDINGS CORP.(b)	50,884	49,578
63,999	IOVANCE BIOTHERAPEUTICS, INC.(b)	639,150	473,593
3,333	IRADIMED CORP.	165,525	183,315
183,655	IRONWOOD PHARMACEUTICALS, INC.(b)	766,381	813,592
94,639	KINIKSA PHARMACEUTICALS INTERNATIONAL PLC(b)	1,850,427	1,871,959
600	KRYSTAL BIOTECH, INC.(b)	102,732	93,996
27,774	LEMAITRE VASCULAR, INC.	1,446,757	2,559,096
19,173	LIGAND PHARMACEUTICALS, INC.(b)	1,793,901	2,054,387
50,311	MACROGENICS, INC.(b)	170,602	163,511
283,798	MANNKIND CORP.(b)	1,873,215	1,824,821
3,012	MERIT MEDICAL SYSTEMS, INC.(b)	176,915	291,321
12,619	MIRUM PHARMACEUTICALS, INC.(b)	291,219	521,796
5,033	NEOGENOMICS, INC.(b)	43,830	82,944
13,625	NEXUS A.G.(d)	1,094,699	976,509
5,286	OMNIAB, INC.(b)(f)	-	-
5,286	OMNIAB, INC. (EARNOUT SHARES)(b)(f)	-	-
153,255	OMNIAB, INC. (NASDAQ GLOBAL MARKET EXCHANGE)(b)	1,069,973	542,523
948	OMNICELL, INC.(b)	42,710	42,205
84,206	OPTIMIZERX CORP.(b)	1,835,308	409,241
7,137	OPTINOSE, INC.(b)	233,829	47,672
114,769	ORGANOGENESIS HOLDINGS, INC.(b)	337,895	367,261
16,900	ORGANON & CO.	201,640	252,148
36,448	ORTHOPEDIATRICS CORP.(b)	1,087,610	844,865
2,354	OWENS & MINOR, INC.(b)	28,900	30,767
14,926	PACIRA BIOSCIENCES, INC.(b)	506,341	281,206
3,800	PEDIATRIX MEDICAL GROUP, INC.(b)	29,322	49,856
39,818	PENNANT GROUP (THE), INC.(b)	485,837	1,055,973
85,240	PERRIGO CO. PLC(d)	2,999,842	2,191,520
92,655	PHIBRO ANIMAL HEALTH CORP., CLASS A	2,282,334	1,945,755
36,276	PHREESIA, INC.(b)	721,310	912,704
22,330	PLIANT THERAPEUTICS, INC.(b)	307,512	294,086
35,134	POSEIDA THERAPEUTICS, INC.(b)	92,026	337,286
5,700	PREMIER, INC., CLASS A	114,034	120,840
2,500	PRESTIGE CONSUMER HEALTHCARE, INC.(b)	110,887	195,225
4,600	PRIVIA HEALTH GROUP, INC.(b)	77,216	89,930
21,881	PROGYNY, INC.(b)	339,668	377,447
6,725	PROTAGONIST THERAPEUTICS, INC.(b)	275,683	259,585
25,789	PTC THERAPEUTICS, INC.(b)	969,579	1,164,115
1,826	QUIDELORTHO CORP.(b)	71,444	81,348
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Health Care (Cont'd):
1,460	RADNET, INC.(b)	$96,290	101,966
3,200	REGENXBIO, INC.(b)	29,333	24,736
25,005	REVANCE THERAPEUTICS, INC.(b)	341,973	76,015
12,782	ROCKET PHARMACEUTICALS, INC.(b)	252,912	160,670
7,826	SCHOLAR ROCK HOLDING CORP.(b)	241,813	338,240
137,683	SCPHARMACEUTICALS, INC.(b)	685,104	487,398
4,800	SELECT MEDICAL HOLDINGS CORP.	61,922	90,480
12,324	SIGHT SCIENCES, INC.(b)	74,582	44,859
14,371	STAAR SURGICAL CO.(b)	452,828	349,072
33,509	SUPERNUS PHARMACEUTICALS, INC.(b)	1,136,508	1,211,685
65,560	TACTILE SYSTEMS TECHNOLOGY, INC.(b)	893,797	1,123,043
900	TANDEM DIABETES CARE, INC.(b)	29,061	32,418
120,133	TANGO THERAPEUTICS, INC.(b)	504,140	371,211
5,027	TG THERAPEUTICS, INC.(b)	122,479	151,313
500	TRANSMEDICS GROUP, INC.(b)	36,110	31,175
12,948	TRAVERE THERAPEUTICS, INC.(b)	387,837	225,554
13,124	TRUBRIDGE, INC.(b)	485,650	258,805
418	U.S. PHYSICAL THERAPY, INC.	32,458	37,081
4,956	UFP TECHNOLOGIES, INC.(b)	985,272	1,211,792
37,333	UROGEN PHARMA LTD.(b)(e)	638,601	397,596
11,380	UTAH MEDICAL PRODUCTS, INC.	1,302,706	699,529
292,769	VAREX IMAGING CORP.(b)	5,331,277	4,271,500
2,500	VERICEL CORP.(b)	60,043	137,275
52,886	VERONA PHARMA PLC ADR(b)(c)(d)	845,256	2,456,026
138,525	VIEMED HEALTHCARE, INC.(b)	850,834	1,110,970
7,098	VIR BIOTECHNOLOGY, INC.(b)	57,443	52,099
7,427	VIRIDIAN THERAPEUTICS, INC.(b)	143,819	142,376
1,846	XENCOR, INC.(b)	42,108	42,421
15,137	Y-MABS THERAPEUTICS, INC.(b)	338,168	118,523
		68,717,700	68,978,347	15.18%
Industrials:
800	AAR CORP.(b)	37,033	49,024
40,718	ABM INDUSTRIES, INC.	2,048,598	2,083,947
26	ACUITY BRANDS, INC.	2,933	7,595
40,733	ADENTRA, INC.(d)	974,417	1,052,152
921	AEROVIRONMENT, INC.(b)	175,585	141,733
69,904	AIR LEASE CORP.	2,478,313	3,370,072
110	ALAMO GROUP, INC.	14,319	20,450
3,000	ALASKA AIR GROUP, INC.(b)	105,343	194,250
1,010	ALLEGIANT TRAVEL CO.	63,987	95,061
2,120	ALLIED MOTION TECHNOLOGIES, INC.	37,219	51,474
55,700	AMERICAN WOODMARK CORP.(b)	4,388,320	4,429,821
74,420	API GROUP CORP.(b)	2,200,016	2,676,887
6,652	APOGEE ENTERPRISES, INC.	430,342	475,019
1,766	ARCBEST CORP.	104,075	164,803
1,800	ARCOSA, INC.	108,698	174,132
4,077	ARGAN, INC.	414,351	558,712
7,461	ARMSTRONG WORLD INDUSTRIES, INC.	638,790	1,054,463
1,797	ASTEC INDUSTRIES, INC.	67,006	60,379
56,951	ASURE SOFTWARE, INC.(b)	487,862	535,909
46,912	ATMUS FILTRATION TECHNOLOGIES, INC.	1,756,779	1,838,012
700	AZZ, INC.	25,907	57,344
1,177	BOISE CASCADE CO.	67,222	139,898
24,771	BOWMAN CONSULTING GROUP LTD.(b)	347,519	618,036
2,600	BRADY CORP., CLASS A	111,195	192,010
71,320	BRIGHTVIEW HOLDINGS, INC.(b)	755,351	1,140,407
1,900	BWX TECHNOLOGIES, INC.	98,749	211,641
13,708	CIMPRESS PLC(b)(d)	1,073,699	983,138
43,892	CONCENTRIX CORP.	2,484,112	1,899,207
14,065	CONSTRUCTION PARTNERS, INC., CLASS A(b)	359,152	1,244,190
4,900	CORECIVIC, INC.(b)	60,936	106,526
2,383	COSTAMARE, INC.	36,867	30,622
10,264	CRA INTERNATIONAL, INC.	1,102,189	1,921,421
29,824	CSG SYSTEMS INTERNATIONAL, INC.	1,423,312	1,524,305
165	CSW INDUSTRIALS, INC.	64,792	58,212
1,334	DELUXE CORP.	25,558	30,135
1,945	DNOW, INC.(b)	28,392	25,304
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
63,610	DOUGLAS DYNAMICS, INC.	$1,506,307	1,503,104
13,544	DXP ENTERPRISES, INC.(b)	883,251	1,119,005
940	DYCOM INDUSTRIES, INC.(b)	120,289	163,616
53,890	ENERPAC TOOL GROUP CORP.	1,064,164	2,214,340
900	ENPRO, INC.	77,086	155,205
3,200	ENVIRI CORP.(b)	15,189	24,640
15,213	ESAB CORP.	610,735	1,824,647
1,000	ESCO TECHNOLOGIES, INC.	74,760	133,210
189	EVERUS CONSTRUCTION GROUP, INC.(b)	9,828	12,427
1,116	FEDERAL SIGNAL CORP.	42,963	103,107
42,495	FIVERR INTERNATIONAL LTD.(b)(d)	978,628	1,348,366
1,400	FORWARD AIR CORP.(b)	33,357	45,150
42,605	FRANKLIN COVEY CO.(b)	1,904,898	1,601,096
900	FRANKLIN ELECTRIC CO., INC.	99,036	87,705
91,170	GATES INDUSTRIAL CORP. PLC(b)	1,124,787	1,875,367
5,800	GEO GROUP (THE), INC.(b)	71,432	162,284
1,400	GIBRALTAR INDUSTRIES, INC.(b)	56,403	82,460
5,886	GLOBAL INDUSTRIAL CO.	158,844	145,914
2,098	GMS, INC.(b)	88,625	177,973
24,770	GORMAN-RUPP (THE) CO.	748,672	939,278
30,831	GRAHAM CORP.(b)	374,061	1,371,055
17,246	GRANITE CONSTRUCTION, INC.	769,378	1,512,647
858	GREENBRIER (THE) COS., INC.	56,748	52,329
1,189	GRIFFON CORP.	73,824	84,740
24,200	H&E EQUIPMENT SERVICES, INC.	1,073,801	1,184,832
4,759	HAYWARD HOLDINGS, INC.(b)	77,410	72,765
2,300	HEALTHCARE SERVICES GROUP, INC.(b)	24,374	26,715
700	HEIDRICK & STRUGGLES INTERNATIONAL, INC.	27,694	31,017
17,065	HERTZ GLOBAL HOLDINGS, INC.(b)	47,531	62,458
3,946	HUB GROUP, INC., CLASS A	129,965	175,834
11,640	HYSTER-YALE, INC.	733,686	592,825
7,555	ICF INTERNATIONAL, INC.	657,778	900,632
1,055	INSTEEL INDUSTRIES, INC.	28,464	28,496
2,841	INTERFACE, INC.	53,136	69,178
263,730	JANUS INTERNATIONAL GROUP, INC.(b)	3,201,929	1,938,416
233,061	JELD-WEN HOLDING, INC.(b)	2,473,172	1,908,770
36,900	JETBLUE AIRWAYS CORP.(b)	171,987	290,034
1,248	JOHN BEAN TECHNOLOGIES CORP.	106,646	158,621
514,441	JOHNSON SERVICE GROUP PLC(d)	937,757	871,909
2,229	KADANT, INC.	479,432	768,983
29,774	KARAT PACKAGING, INC.	576,360	900,961
1,900	KELLY SERVICES, INC., CLASS A	26,974	26,486
3,194	KENNAMETAL, INC.	80,893	76,720
24,499	KFORCE, INC.	1,417,012	1,389,093
44,102	KORN FERRY	2,248,536	2,974,680
36,364	LIMBACH HOLDINGS, INC.(b)	2,233,163	3,110,577
78,954	LIQUIDITY SERVICES, INC.(b)	1,675,910	2,549,425
89,871	MASTERBRAND, INC.(b)	787,179	1,313,015
1,500	MATSON, INC.	98,157	202,260
1,176	MERCURY SYSTEMS, INC.(b)	42,348	49,392
1,500	MOOG, INC., CLASS A	111,927	295,260
245,141	MRC GLOBAL, INC.(b)	2,250,198	3,132,902
11,154	MSA SAFETY, INC.	2,020,686	1,848,999
3,552	MUELLER INDUSTRIES, INC.	263,152	281,887
1,700	MYR GROUP, INC.(b)	167,056	252,909
776	NORTHWEST PIPE CO.(b)	38,002	37,450
957	NV5 GLOBAL, INC.(b)	21,846	18,030
4,325	OPENLANE, INC.(b)	55,792	85,808
31,074	PITNEY BOWES, INC.	182,380	224,976
27,523	PRIMORIS SERVICES CORP.	1,634,410	2,102,757
2,092	QUANEX BUILDING PRODUCTS CORP.	57,693	50,710
118,438	RADIANT LOGISTICS, INC.(b)	762,896	793,535
114,333	RESIDEO TECHNOLOGIES, INC.(b)	1,957,518	2,635,376
2,283	ROBERT HALF INTERNATIONAL, INC.	164,934	160,860
39,003	RUSH ENTERPRISES, INC., CLASS A	809,920	2,136,974
3,578	RXO, INC.(b)	70,190	85,300
146,731	SHYFT GROUP (THE), INC.	1,714,286	1,722,622
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Industrials (Cont'd):
100	SKYWEST, INC.(b)	$7,182	10,013
1,600	SPX TECHNOLOGIES, INC.(b)	88,269	232,832
6,857	STANDEX INTERNATIONAL CORP.	1,015,981	1,282,190
333,783	STEELCASE, INC., CLASS A	4,163,167	3,945,315
5,589	STERLING INFRASTRUCTURE, INC.(b)	121,224	941,467
4,380	SUN COUNTRY AIRLINES HOLDINGS, INC.(b)	50,046	63,860
9,731	TAT TECHNOLOGIES LTD.(b)(d)	242,316	249,892
27,690	TECNOGLASS, INC.	1,223,962	2,196,371
5,032	TENNANT CO.	432,161	410,259
4,608	TEREX CORP.	139,196	212,982
8,322	TITAN INTERNATIONAL, INC.(b)	57,606	56,506
3,000	TRINITY INDUSTRIES, INC.	65,630	105,300
112,956	TRUEBLUE, INC.(b)	1,635,350	948,830
7,644	ULTRALIFE CORP.(b)	58,125	56,948
84,832	UPWORK, INC.(b)	1,372,202	1,387,003
2,191	VERRA MOBILITY CORP.(b)	57,974	52,978
5,900	VESTIS CORP.	69,831	89,916
7,201	VICOR CORP.(b)	290,371	347,952
2,446	VIRCO MFG. CORP.	32,723	25,072
11,669	VSE CORP.	942,246	1,109,722
1,728	WABASH NATIONAL CORP.	31,686	29,601
800	WERNER ENTERPRISES, INC.	29,724	28,736
16,535	WILLDAN GROUP, INC.(b)	663,253	629,818
18,902	WOODWARD, INC.	1,874,442	3,145,671
		81,901,050	101,055,639	22.25%
Information Technology:
13,600	A10 NETWORKS, INC.	166,129	250,240
1,415	ACI WORLDWIDE, INC.(b)	54,292	73,453
4,700	ADEIA, INC.	50,320	65,706
1,342	ADVANCED ENERGY INDUSTRIES, INC.	101,891	155,175
39,350	AEHR TEST SYSTEMS(b)(e)	500,664	654,391
900	AGILYSYS, INC.(b)	47,400	118,539
34,385	ALARM.COM HOLDINGS, INC.(b)	1,859,512	2,090,608
19,018	AMBARELLA, INC.(b)	1,093,377	1,383,369
268,085	ARLO TECHNOLOGIES, INC.(b)	2,281,167	2,999,871
16,940	ARROW ELECTRONICS, INC.(b)	1,752,648	1,916,253
3,234	AUDIOEYE, INC.(b)	68,980	49,189
71,684	AVEPOINT, INC.(b)	797,167	1,183,503
46,356	AVNET, INC.	1,775,641	2,425,346
9,466	BADGER METER, INC.	1,771,444	2,007,928
1,066	BELDEN, INC.	127,267	120,042
96,527	BIGCOMMERCE HOLDINGS, INC., CLASS 1(b)	837,250	590,745
96,368	BLACKLINE SAFETY CORP.(b)(d)	442,081	457,890
2,300	BLACKLINE, INC.(b)	120,054	139,748
73,699	BLEND LABS, INC., CLASS A(b)	338,098	310,273
74,777	BOX, INC., CLASS A(b)	2,365,190	2,362,953
17,739	BRAZE, INC., CLASS A(b)	566,861	742,909
35,075	CALIX, INC.(b)	1,303,428	1,223,065
67,170	CEVA, INC.(b)	2,102,961	2,119,213
2,969	CLEAR SECURE, INC., CLASS A	102,943	79,094
10,695	CLIMB GLOBAL SOLUTIONS, INC.	505,658	1,355,591
41,496	CODA OCTOPUS GROUP, INC.(b)	338,237	324,914
1,272	COHU, INC.(b)	32,145	33,962
9,161	COMMVAULT SYSTEMS, INC.(b)	1,366,461	1,382,487
36,665	COMPOSECURE, INC., CLASS A(e)	291,750	562,074
15,671	CONSENSUS CLOUD SOLUTIONS, INC.(b)	585,882	373,910
6,178	CORSAIR GAMING, INC.(b)	45,013	40,837
133,374	COUCHBASE, INC.(b)	2,241,399	2,079,301
35,883	CPI CARD GROUP, INC.(b)	753,543	1,072,543
17,053	CREDO TECHNOLOGY GROUP HOLDING LTD.(b)	1,198,026	1,146,132
29,248	CTS CORP.	1,444,109	1,542,247
26,942	DIGI INTERNATIONAL, INC.(b)	599,693	814,457
400	DIGITALOCEAN HOLDINGS, INC.(b)	13,512	13,628
1,875	DIODES, INC.(b)	119,365	115,631
6,400	DXC TECHNOLOGY CO.(b)	125,146	127,872
200	EPLUS, INC.(b)	16,476	14,776
5,901	EXTREME NETWORKS, INC.(b)	62,821	98,783
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Information Technology (Cont'd):
600	FABRINET(b)(d)	$110,076	131,928
2,163	FORMFACTOR, INC.(b)	83,755	95,172
97,787	GRID DYNAMICS HOLDINGS, INC.(b)	1,246,928	2,174,783
1,000	HARMONIC, INC.(b)	11,210	13,230
3,819	ICHOR HOLDINGS LTD.(b)	100,545	123,048
4,513	IMPINJ, INC.(b)	792,942	655,558
38,679	INFINERA CORP.(b)	192,694	254,121
1,700	INSIGHT ENTERPRISES, INC.(b)	143,345	258,570
13,742	INTAPP, INC.(b)	774,222	880,725
1,560	INTERDIGITAL, INC.	67,369	302,203
4,100	ITRON, INC.(b)	232,581	445,178
52,564	ITURAN LOCATION AND CONTROL LTD.(d)	1,401,005	1,637,369
11,450	KALTURA, INC.(b)	14,937	25,190
3,100	KULICKE & SOFFA INDUSTRIES, INC.	123,108	144,646
2,600	LIVERAMP HOLDINGS, INC.(b)	48,085	78,962
230,626	LUNA INNOVATIONS, INC.(b)	1,298,038	498,152
12,488	MARA HOLDINGS, INC.(b)	224,538	209,424
4,820	MAXLINEAR, INC.(b)	66,821	95,340
16,050	MKS INSTRUMENTS, INC.	1,431,225	1,675,459
22,591	NAPCO SECURITY TECHNOLOGIES, INC.	545,833	803,336
8,000	NCR VOYIX CORP.(b)	98,765	110,720
3,000	NETSCOUT SYSTEMS, INC.(b)	58,040	64,980
42,091	NLIGHT, INC.(b)	482,339	441,535
131,126	OLO, INC., CLASS A(b)	658,732	1,007,048
72,404	ONESPAN, INC.(b)	1,108,757	1,342,370
900	ONTO INNOVATION, INC.(b)	64,835	150,003
27,955	OOMA, INC.(b)	316,913	393,047
800	OSI SYSTEMS, INC.(b)	59,840	133,944
11,085	PAR TECHNOLOGY CORP.(b)	505,804	805,547
16,092	PDF SOLUTIONS, INC.(b)	481,027	435,771
2,200	PHOTRONICS, INC.(b)	32,884	51,832
1,913	PLEXUS CORP.(b)	276,263	299,346
12,654	PROGRESS SOFTWARE CORP.	566,039	824,408
18,616	PROS HOLDINGS, INC.(b)	336,959	408,807
5,431	QUALYS, INC.(b)	677,334	761,535
52,543	RADWARE LTD.(b)(d)	1,773,335	1,183,794
1,000	RAMBUS, INC.(b)	25,776	52,860
11,932	RAPID7, INC.(b)	492,610	480,024
50,966	RED VIOLET, INC.(b)	1,034,088	1,844,969
117,807	REPOSITRAK, INC.	649,259	2,607,069
10,556	RIMINI STREET, INC.(b)	18,531	28,185
2,900	SANMINA CORP.(b)	151,428	219,443
25,927	SCANSOURCE, INC.(b)	847,722	1,230,236
53,649	SEMRUSH HOLDINGS, INC., CLASS A(b)	728,608	637,350
2,700	SEMTECH CORP.(b)	87,192	166,995
1,006	SITIME CORP.(b)	86,461	215,817
2,000	SOLAREDGE TECHNOLOGIES, INC.(b)(d)	28,135	27,200
6,223	SOLARWINDS CORP.	52,445	88,678
55,819	SOUNDTHINKING, INC.(b)	1,120,333	728,996
8,671	SPROUT SOCIAL, INC., CLASS A(b)	244,847	266,286
4,548	SPS COMMERCE, INC.(b)	776,252	836,787
830	ULTRA CLEAN HOLDINGS, INC.(b)	29,207	29,839
134,265	UPLAND SOFTWARE, INC.(b)	661,626	582,710
45,605	VEECO INSTRUMENTS, INC.(b)	1,182,458	1,222,214
4,700	VIASAT, INC.(b)	43,410	39,997
9,600	VIAVI SOLUTIONS, INC.(b)	73,274	96,960
133,002	WEAVE COMMUNICATIONS, INC.(b)	925,313	2,117,392
4,100	WOLFSPEED, INC.(b)	41,149	27,306
6,214	XEROX HOLDINGS CORP.	51,822	52,384
42,674	YEXT, INC.(b)	299,810	271,407
23,489	ZETA GLOBAL HOLDINGS CORP., CLASS A(b)	439,617	422,567
		56,864,497	67,829,400	14.93%
Materials:
500	ADVANSIX, INC.	11,615	14,245
729	ARCH RESOURCES, INC.	103,861	102,949
77,099	ASPEN AEROGELS, INC.(b)	569,146	915,936
5,585	ATI, INC.(b)	163,313	307,399
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Materials (Cont'd):
142	BALCHEM CORP.	$21,303	23,145
407	CARPENTER TECHNOLOGY CORP.	62,693	69,072
2,282	CENTURY ALUMINUM CO.(b)	41,277	41,578
3,000	COMPASS MINERALS INTERNATIONAL, INC.	30,920	33,750
5,857	H.B. FULLER CO.	292,038	395,230
868	HAWKINS, INC.	65,401	106,478
101,629	HUNTSMAN CORP.	2,002,791	1,832,371
14,600	INGEVITY CORP.(b)	723,344	594,950
1,387	INNOSPEC, INC.	121,931	152,653
2,400	KAISER ALUMINUM CORP.	144,376	168,648
42,547	KOPPERS HOLDINGS, INC.	1,249,106	1,378,523
700	MATERION CORP.	55,545	69,216
4,411	METALLUS, INC.(b)	66,377	62,328
1,700	MINERALS TECHNOLOGIES, INC.	86,510	129,557
4,880	MP MATERIALS CORP.(b)	89,365	76,128
3,608	MYERS INDUSTRIES, INC.	42,525	39,832
4,336	O-I GLASS, INC.(b)	48,200	47,002
69,250	OLIN CORP.	1,974,122	2,340,650
150,903	ORION S.A.	2,053,126	2,382,758
1,000	QUAKER CHEMICAL CORP.	149,993	140,760
2,928	SEALED AIR CORP.	107,038	99,054
7,158	SMITH-MIDLAND CORP.(b)	164,862	318,245
7,900	SUNCOKE ENERGY, INC.	48,142	84,530
3,917	SYLVAMO CORP.	222,478	309,521
94,485	TRIMAS CORP.	2,646,161	2,323,386
1,900	WARRIOR MET COAL, INC.	55,152	103,056
1,158	WORTHINGTON STEEL, INC.	50,175	36,848
		13,462,886	14,699,798	3.24%
Real Estate:
3,900	ACADIA REALTY TRUST	49,021	94,224
8,500	ALEXANDER & BALDWIN, INC.	140,127	150,790
1,100	AMERICAN ASSETS TRUST, INC.	21,918	28,886
7,800	BRANDYWINE REALTY TRUST	34,602	43,680
5,346	CARETRUST REIT, INC.	87,761	144,609
3,100	CENTERSPACE	161,585	205,065
44,208	COMPASS, INC., CLASS A(b)	308,925	258,617
3,400	CURBLINE PROPERTIES CORP.	74,460	78,948
23,200	CUSHMAN & WAKEFIELD PLC(b)	195,001	303,456
146,871	DIAMONDROCK HOSPITALITY CO.	1,150,240	1,326,245
6,600	DOUGLAS EMMETT, INC.	84,960	122,496
11,600	ELME COMMUNITIES	149,056	177,132
13,929	ESSENTIAL PROPERTIES REALTY TRUST, INC.	300,280	435,699
10,300	FOUR CORNERS PROPERTY TRUST, INC.	233,120	279,542
1,500	GLOBAL NET LEASE, INC.	9,913	10,950
5,200	HIGHWOODS PROPERTIES, INC.	93,121	159,016
2,034	INNOVATIVE INDUSTRIAL PROPERTIES, INC.	149,570	135,546
1,100	KENNEDY-WILSON HOLDINGS, INC.	10,857	10,989
4,778	KIMCO REALTY CORP.	57,422	111,948
10,791	LXP INDUSTRIAL TRUST	89,283	87,623
800	MACERICH (THE) CO.	11,784	15,936
27,219	MARCUS & MILLICHAP, INC.	890,471	1,041,399
9,492	MEDICAL PROPERTIES TRUST, INC.	43,999	37,493
500	NEXPOINT RESIDENTIAL TRUST, INC.	14,919	20,875
918	OUTFRONT MEDIA, INC.	11,473	16,288
555	REGENCY CENTERS CORP.	24,356	41,031
14,549	RETAIL OPPORTUNITY INVESTMENTS CORP.	173,846	252,571
17,420	RYMAN HOSPITALITY PROPERTIES, INC.	1,947,812	1,817,603
8,600	SAFEHOLD, INC.	145,381	158,928
1,646	SAUL CENTERS, INC.	63,739	63,865
10,500	SERVICE PROPERTIES TRUST	29,563	26,670
700	SL GREEN REALTY CORP.	32,844	47,544
1,800	ST. JOE (THE) CO.	57,905	80,874
5,600	TANGER, INC.	77,646	191,128
500	UNIVERSAL HEALTH REALTY INCOME TRUST	19,145	18,605
4,600	URBAN EDGE PROPERTIES	60,500	98,900
2,500	WHITESTONE REIT	21,790	35,425
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Select Equity Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Real Estate (Cont'd):
1,100	XENIA HOTELS & RESORTS, INC.	$14,212	16,346
		7,042,607	8,146,942	1.79%
Utilities:
7,500	AVISTA CORP.	243,390	274,725
600	CALIFORNIA WATER SERVICE GROUP	28,278	27,198
2,544	CHESAPEAKE UTILITIES CORP.	230,336	308,715
1,600	CLEARWAY ENERGY, INC., CLASS A	38,013	39,120
2,100	CLEARWAY ENERGY, INC., CLASS C	51,462	54,600
17,873	CONSOLIDATED WATER CO. LTD.	448,732	462,732
756	MDU RESOURCES GROUP, INC.	12,194	13,623
668	MGE ENERGY, INC.	61,823	62,765
2,800	MIDDLESEX WATER CO.	144,219	147,364
900	OTTER TAIL CORP.	66,600	66,456
700	UNITIL CORP.	35,042	37,933
		1,360,089	1,495,231	0.33%
	Sub-total Common Stocks:	390,622,800	444,732,956	97.90%
Escrows:
Communication Services:
39,067	GCI LIBERTY, INC., CLASS A(b)(f)	-	-
		-	-	0.00%
	Sub-total Escrows:	-	-	0.00%
Short-Term Investments:
1,984,449	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(g)	1,984,449	1,984,449
10,692,389	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 4.37%(h)	10,692,389	10,692,389
	Sub-total Short-Term Investments:	12,676,838	12,676,838	2.79%
	Grand total	$403,299,638	457,409,794	100.69%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Securities are American Depositary Receipts of companies based outside of the United States representing 0.71% of net assets as of December 31, 2024.
(d)
Foreign security values are stated in U.S. dollars. As of December 31, 2024, the value of foreign stocks or depositary receipts of companies based outside of the United States represented 5.09% of net assets.

(e)	Security is either wholly or partially on loan.
(f)	Security has been deemed worthless and is a Level 3 investment.
(g)	Investment relates to cash collateral received from portfolio securities loaned.
(h)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2023, the value of the Clearwater Select Equity Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $8,950,782
with net purchases of $1,741,607 during the fiscal year ended December 31, 2024.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024

Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Closed-End Funds:
105,231	BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST			$954,114	1,027,055
14,351	BLACKROCK MUNICIPAL INCOME QUALITY TRUST			190,163	155,708
33,420	BLACKROCK MUNICIPAL INCOME TRUST II			355,096	351,244
28,000	BLACKROCK MUNIHOLDINGS CALIFORNIA QUALITY FUND INC			304,762	297,640
88,691	BLACKROCK MUNIHOLDINGS FUND INC			1,347,963	1,035,024
27,182	BLACKROCK MUNIHOLDINGS NEW JERSEY QUALITY FUND INC			366,332	300,905
86,554	BLACKROCK MUNIHOLDINGS QUALITY FUND II INC			1,068,031	865,540
55,864	BLACKROCK MUNIVEST FUND II INC			602,190	589,365
25,000	BLACKROCK MUNIYIELD FUND INC			261,770	259,750
128,111	BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND INC			1,637,388	1,432,281
48,700	BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND			675,864	568,085
78,232	BLACKROCK MUNIYIELD QUALITY FUND II INC			911,181	771,367
96,091	BLACKROCK MUNIYIELD QUALITY FUND III INC			1,251,634	1,060,845
71,728	BNY MELLON STRATEGIC MUNICIPAL BOND FUND INC			478,778	416,740
186,271	DWS MUNICIPAL INCOME TRUST			2,047,865	1,760,261
167,452	INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II			1,820,424	1,463,530
176,905	INVESCO MUNICIPAL OPPORTUNITY TRUST			2,071,844	1,719,517
147,637	INVESCO MUNICIPAL TRUST			1,687,175	1,448,319
18,003	INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST			192,322	185,251
190,374	INVESCO QUALITY MUNICIPAL INCOME TRUST			2,288,455	1,877,088
115,073	INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS			1,327,640	1,162,237
91,582	INVESCO VALUE MUNICIPAL INCOME TRUST			1,340,963	1,088,910
117,942	NUVEEN AMT-FREE MUNICIPAL CREDIT INCOME FUND			1,492,442	1,445,969
212,362	NUVEEN AMT-FREE QUALITY MUNICIPAL INCOME FUND			2,755,854	2,395,443
92,222	NUVEEN MUNICIPAL CREDIT INCOME FUND			1,070,189	1,122,342
71,998	NUVEEN NEW JERSEY QUALITY MUNICIPAL INCOME FUND			1,096,678	876,216
91,466	NUVEEN PENNSYLVANIA QUALITY MUNICIPAL INCOME FUND			1,276,759	1,022,590
209,657	NUVEEN QUALITY MUNICIPAL INCOME FUND			2,915,911	2,444,601
	Sub-total Closed-End Funds:			33,789,787	29,143,823	3.86%
Municipal Bonds:
Alabama
1,000,000	ALABAMA ST	11/1/2034	3.00	923,199	921,288
2,000,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2054	4.70	2,000,000	1,993,132
1,500,000	ALABAMA ST HSG FIN AUTH SF MTGE REVENUE	10/1/2054	4.80	1,500,000	1,505,860
2,000,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE(b)	3/1/2055	5.00	2,152,412	2,122,504
1,495,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE(c)	5/1/2055	5.00	1,585,037	1,578,817
1,000,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE(d)	5/1/2055	5.25	1,054,738	1,065,795
2,500,000	BLACK BELT ENERGY GAS DIST AL GAS PROJECT REVENUE(e)	10/1/2055	5.00	2,680,497	2,636,267
400,000	MOBILE CNTY AL LTD OBLG(f)	11/1/2045	4.00	400,000	367,856
1,700,000	SOUTHEAST ENERGY AUTH COOPERATIVE DIST AL ENERGY SUPPLY REVE	11/1/2035	5.00	1,764,819	1,762,204
500,000	TUSCALOOSA CNTY AL INDL DEV AUTH GULF OPPORTUNITY ZONE(f)	5/1/2044	5.25	460,076	505,988
				14,520,778	14,459,711	1.91%
Alaska
350,000	ALASKA ST INDL DEV & EXPORT AUTH CMNTY PROVIDER REVENUE(g)	12/1/2010	5.40	350,000	9,170
				350,000	9,170	0.00%
Arizona
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(f)(g)(h)	7/1/2030	6.75	1,239,818	37,500
1,250,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(f)(g)(h)	12/31/2040	7.75	1,237,783	37,500
400,000	ARIZONA ST INDL DEV AUTH ECON DEV REVENUE(f)(g)(h)	7/1/2051	6.00	400,000	12,000
1,000,000	ARIZONA ST INDL DEV AUTH MF HSG REVENUE(i)	1/1/2042	5.00	1,023,692	1,026,850
100,000	ARIZONA ST INDL DEV AUTH REVENUE(f)(j)(k)	10/1/2028	4.70	100,000	91,148
550,000	GLENDALE AZ INDL DEV AUTH	11/15/2046	5.25	552,416	479,664
500,000	NAVAJO NATION AZ(f)	12/1/2030	5.50	504,119	505,617
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Arizona (Cont'd):
2,000,000	PHOENIX AZ CIVIC IMPT CORP WTR SYS REVENUE	7/1/2039	5.00	$2,041,398	2,038,476
650,000	PIMA CNTY AZ INDL DEV AUTH SENIOR LIVING REVENUE(f)	11/15/2035	6.25	650,000	699,116
750,000	SIERRA VISTA AZ INDL DEV AUTH AUTH ED FAC REV(f)	6/15/2044	6.00	750,000	749,007
500,000	TEMPE AZ	1/1/2029	5.00	500,000	500,695
500,000	TEMPE AZ INDL DEV AUTH REVENUE(f)	10/1/2037	6.00	501,107	366,742
				9,500,333	6,544,315	0.87%
Arkansas
1,000,000	ARKANSAS ST DEV FIN AUTH INDL DEV REVENUE(f)	9/1/2049	4.50	893,771	964,183
770,000	BENTONVILLE AR SALES & USE TAX	11/1/2046	4.13	765,029	754,786
				1,658,800	1,718,969	0.23%
California
2,350,000	ACALANES CA UNION HIGH SCH DIST	8/1/2039	6.55	2,348,851	2,680,687
1,000,000	ALVORD CA UNIF SCH DIST (Step to 7.35% on 8/1/2026)(l)	8/1/2046	0.00	895,164	1,172,163
1,000,000	CALIFORNIA CMNTY CHOICE FING AUTH CLEAN ENERGY PROJ REVENUE(m)	1/1/2055	5.00	1,063,710	1,054,653
1,000,000	CALIFORNIA CMNTY CHOICE FING AUTH CLEAN ENERGY PROJ REVENUE(n)	8/1/2055	5.00	1,090,377	1,059,760
650,000	CALIFORNIA PUBLIC FIN AUTH SENIOR LIVING REVENUE(f)	5/15/2029	3.13	650,000	633,173
930,000	CALIFORNIA SCH FIN AUTH SCH FAC REVENUE(f)	7/1/2033	5.00	967,436	970,304
500,000	CALIFORNIA ST MUNI FIN AUTH MOBILE HOME PARK REVENUE	8/15/2053	5.25	517,632	521,272
500,000	CALIFORNIA ST POLL CONTROL FIN AUTH SOL WST DISP REVENUE(f)(j)(k)	11/1/2042	3.85	500,000	499,786
1,500,000	CALIFORNIA ST SCH FACS FING AUTH REVENUE	8/1/2029	6.00	1,483,907	1,574,925
250,000	CALIFORNIA ST STWD CMNTYS DEV AUTH STWD REVENUE	9/2/2033	4.75	248,244	252,028
1,000,000	CARLSBAD CA UNIF SCH DIST	8/1/2031	6.13	994,482	1,158,823
1,000,000	CENTRL CA UNIF SCH DIST	8/1/2043	5.00	1,022,731	1,021,399
1,000,000	COLTON CA JT UNIF SCH DIST	8/1/2035	5.80	998,930	1,044,752
1,105,000	CORONA-NORCO CA UNIF SCH DIST	8/1/2039	6.80	1,101,810	1,213,343
750,000	EL PASO DE ROBLES CA REDEV AGY TAX ALLOCATION REVENUE	7/1/2033	6.38	745,365	751,993
1,000,000	ENCINITAS CA UNION SCH DIST	8/1/2035	6.75	998,131	1,259,716
1,155,000	ENTERPRISE CA ELEM SCH DIST	8/1/2035	6.20	1,152,386	1,375,160
1,000,000	HELENDALE CA SCH DIST	8/1/2034	6.25	997,095	1,134,477
1,000,000	IMPERIAL CA CMNTY CLG DIST	8/1/2040	6.75	1,004,321	1,021,984
2,000,000	OAK PARK CA UNIF SCH DIST	8/1/2038	7.10	1,996,787	2,460,123
1,000,000	REDONDO BEACH CA UNIF SCH DIST	8/1/2034	6.38	994,747	1,054,793
750,000	RIVER ISLANDS CA PUBLIC FING AUTH SPL TAX	9/1/2052	5.25	803,508	803,393
350,000	SACRAMENTO CNTY CA WTR FING AUTH REVENUE (Floating, 3M CME Term SOFR + 0.57%)(j)	6/1/2039	3.76	350,000	319,594
935,000	SAN DIEGO CA HSG AUTH MF HSG REVENUE(o)	10/15/2042	5.30	937,499	941,264
1,000,000	SAN DIEGO CNTY CA REGL ARPT AUTH AIRPORT REVENUE	7/1/2038	5.25	1,024,020	1,105,151
1,000,000	SAN FRANCISCO CALIF CITY & CNTY ARPTS COMMN INTL ARPT REV	5/1/2033	5.00	1,023,231	1,092,597
1,000,000	SAN FRANCISCO CALIF CITY &CNTY ARPTS COMMN INTL ARPT REV	5/1/2041	5.00	1,008,294	1,007,118
1,000,000	SAN JOSE CA FING AUTH LEASE REVENUE	6/1/2039	5.00	1,000,000	1,001,172
500,000	SANTA MONICA CA REDEV AGY	7/1/2036	5.88	500,000	501,142
1,000,000	STHRN CA PUBLIC PWR AUTH REVENUE(p)	4/1/2055	5.00	1,050,145	1,056,108
1,865,000	SULPHUR SPRINGS CA UNION SCH DIST COPS	12/1/2037	6.50	1,863,740	1,922,976
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
California (Cont'd):
1,000,000	TRACY CA JT UNIF SCH DIST (Step to 7.30% on 8/1/2027)(l)	8/1/2041	0.00	$922,749	1,043,120
				32,255,292	34,708,949	4.60%
Colorado
500,000	AEROTROPOLIS REGL TRANPRTN AUTH CO SPL REVENUE(f)	12/1/2054	5.75	500,000	501,331
1,400,000	COLLIERS HILL MET DIST #2 CO(q)	12/15/2047	5.75	1,400,000	1,379,102
1,040,000	COLORADO EDUCTNL & CULTURAL AUTH REVENUE(f)	7/1/2043	6.00	1,040,000	964,489
1,000,000	COLORADO ST EDUCTNL & CULTURAL FACS AUTH REVENUE	7/1/2034	5.60	996,313	1,001,412
600,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2030	3.50	600,000	559,616
1,000,000	COLORADO ST HLTH FACS AUTH REVENUE	8/1/2033	7.63	992,201	752,715
735,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2049	5.00	770,686	525,075
1,020,000	COLORADO ST HLTH FACS AUTH REVENUE	5/15/2058	5.00	1,036,818	685,895
1,340,000	COLORADO ST HSG & FIN AUTH	11/1/2052	6.00	1,405,900	1,423,418
500,000	CREEKWALK MARKETPLACE BUSINESS IMPT DIST CO	12/1/2054	6.00	500,000	493,345
1,500,000	DENVER CO CITY & CNTY MF HSG REVENUE	2/1/2039	2.05	1,500,000	1,106,131
870,000	DENVER CO CONVENTION CENTER HOTEL AUTH REVENUE	12/1/2030	5.00	885,230	886,705
950,000	DOUGLAS CNTY CO MF REVENUE	10/1/2029	4.50	950,000	950,619
1,000,000	E-470 CO PUBLIC HIGHWAY AUTH (Floating, U.S. SOFR + 0.75%)(j)	9/1/2039	3.76	1,000,000	999,501
1,000,000	GREEN VALLEY RANCH EAST MET DIST #6 CO	12/1/2050	5.88	1,000,000	1,005,413
1,000,000	LEDGE ROCK CENTER RSDL MET DIST #1 CO	12/1/2054	6.38	1,000,000	1,019,907
2,000,000	LEGATO CMNTY AUTH CO LTD TAX SUPPORTED REVENUE (Step to 5.00% on 12/1/2026)(l)	12/1/2051	0.00	1,862,816	1,516,104
1,000,000	MINERAL BUSINESS IMP DIST CO LIMTED TAX & SPL REVENUE(f)	12/1/2054	5.75	1,000,000	1,012,179
184,432	MOUNT CARBON CO MET DIST REVENUE(g)	6/1/2043	8.00	-	184,557
1,312,392	REUNION MET DIST CO SPL REVENUE	12/1/2044	3.63	1,267,120	986,810
1,000,000	RUDOLPH FARMS MET DIST #6 CO REVENUE SUPPORTED	6/1/2052	6.50	1,000,000	993,320
1,000,000	ST VRAIN LAKES MET DIST #4 (Step to 6.75% on 12/1/2030)(f)(l)	9/20/2054	0.00	675,210	725,530
500,000	STERLING RANCH CMNTY AUTH BRD CO SUPPORTED REVENUE(f)	12/1/2054	5.75	503,133	506,089
1,000,000	VERVE MET DIST #1 CO (Step to 7.00% on 12/1/2029)(l)	12/1/2054	0.00	713,032	695,254
1,000,000	WATERVIEW NORTH MET DIST #1 CO(f)	12/1/2054	5.75	1,000,000	996,144
1,000,000	WINDLER PUB IMPT AUTH CO LTD TAX SUPPORTED REVENUE	12/1/2041	4.00	1,000,000	840,010
1,000,000	WINDSHIRE PARK CO MET DIST #2	12/1/2047	6.50	1,051,693	1,014,544
				25,650,152	23,725,215	3.14%
Connecticut
2,000,000	CONNECTICUT ST HSG FIN AUTH HSG MTGE FIN PROGRAM	5/15/2045	3.85	2,000,000	1,824,436
583,408	MASHANTUCKET WSTRN PEQUOT TRIBE CT	7/1/2031	6.05	581,473	134,184
650,000	STAMFORD CT HSG AUTH(f)	12/1/2027	11.00	650,000	781,533
1,000,000	STEEL POINT INFRASTRUCTURE IMPT DIST CT SPL OBLIG REVENUE(f)	4/1/2052	6.00	988,004	1,063,398
				4,219,477	3,803,551	0.50%
Delaware
1,500,000	DELAWARE ST HSG AUTH REVENUE	7/1/2054	4.50	1,500,000	1,431,394
1,500,000	DELAWARE ST HSG AUTH REVENUE	7/1/2054	4.75	1,500,000	1,502,996
1,000,000	DELAWARE ST HSG AUTH REVENUE	1/1/2055	5.75	1,080,865	1,078,835
				4,080,865	4,013,225	0.53%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
District of Columbia
1,455,000	DIST OF COLUMBIA HSG FIN AGY MF HSG MTGE REVENUE	6/15/2031	4.45	$1,455,000	1,461,930
1,000,000	DIST OF COLUMBIA HSG FIN AGY MF HSG REVENUE	6/1/2041	5.00	1,000,000	1,000,788
3,500,000	DISTRICT OF COLUMBIA HSG FIN AGY	3/1/2042	2.50	3,500,000	2,511,835
1,000,000	DISTRICT OF COLUMBIA HSG FIN AGY	9/1/2043	4.05	1,000,000	941,275
1,000,000	FEDERAL HOME LOAN MTGE CORP MF VARIABLE RATE CTFS	8/25/2041	4.76	1,048,876	1,021,625
2,000,000	MET WASHINGTON DC ARPTS AUTH ARPT SYS REVENUE	10/1/2035	5.00	2,164,658	2,146,797
				10,168,534	9,084,250	1.20%
Florida
550,000	ARTISAN LAKES EAST CDD FL CAPITAL IMPT REVENUE(f)	5/1/2052	4.00	571,500	461,513
385,000	ASTURIA FL CMNTY DEV DIST SPL ASSMNT	5/1/2034	5.75	385,000	386,065
250,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE(f)	5/1/2033	4.50	249,126	251,692
1,000,000	AVE MARIA FL STEWARDSHIP CMNTY DIST CAPITAL IMPT REVENUE(f)	5/1/2053	5.50	998,481	1,013,061
1,000,000	BEACH CMNTY DEV DIST FL CAPITAL IMPT REVENUE	5/1/2044	5.25	1,060,468	1,057,392
495,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2035	6.25	495,000	510,028
170,000	BLACKBURN CREEK CMNTY DEV DIST FL CAP IMPT REVENUE	5/1/2045	6.25	170,000	173,893
1,500,000	BROWARD CNTY FL ARPT SYS REVENUE	10/1/2038	5.00	1,558,924	1,551,490
1,250,000	BROWARD CNTY FL ARPT SYS REVENUE	10/1/2045	5.00	1,253,968	1,253,778
525,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(f)	7/1/2051	4.00	551,986	420,172
485,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE	6/1/2056	4.00	507,309	405,485
900,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(f)	6/1/2056	5.00	957,418	807,134
445,000	CAPITAL TRUST AGY FL EDUCTNL FACS REVENUE(f)	7/1/2056	4.00	465,208	346,710
750,000	CAPITAL TRUST AGY FL REVENUE(g)	4/1/2035	7.00	750,000	435,000
1,750,000	CAPITAL TRUST AGY FL REVENUE(f)(g)(h)	12/1/2035	6.75	1,745,953	437,500
750,000	CAPITAL TRUST AGY FL REVENUE(f)(g)(h)	7/1/2037	6.75	750,000	30,000
500,000	CFM FL CDD REVENUE	5/1/2051	4.00	512,934	415,074
1,100,000	COBBLESTONE CDD FL SPL ASSMNT REVENUE(f)	5/1/2053	4.30	1,085,758	917,031
1,000,000	COLLIER CNTY FL EDUCTNL FACS AUTH REVENUE	6/1/2038	5.25	1,016,943	1,005,837
559,271	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(f)(g)(h)	5/15/2026	7.25	559,270	56
1,304,964	COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV(f)(g)(h)	12/31/2040	8.13	1,414,997	131
900,000	DARBY CDD FL SPL ASSMNT REVENUE	5/1/2035	5.88	895,500	917,881
1,150,000	EAST NASSAU STEWARDSHIP DIST FL	5/1/2029	5.25	1,150,000	1,143,738
1,000,000	EAST NASSAU STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	1,016,795	826,403
1,105,000	EAST NASSAU STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2055	5.50	1,095,177	1,081,168
1,000,000	ELEVATION POINTE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2032	4.40	1,000,000	990,509
500,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE	5/1/2043	5.60	500,000	521,174
800,000	ENTRADA CMNTY DEV DIST FL CAPITAL IMPT REVENUE(f)	5/1/2052	4.00	831,354	669,509
2,000,000	FLORIDA ST DEV FIN CORP EDUCTNL FACS REVENUE(f)(r)	4/23/2058	6.25	1,987,008	2,002,162
900,000	FLORIDA ST DEV FIN CORP SENIOR LIVING REVENUE(f)	11/15/2030	5.00	900,000	839,846
950,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2046	3.25	950,000	788,935
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
980,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2048	4.55	$980,000	977,207
2,000,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2049	4.60	2,000,000	1,998,937
2,250,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2049	4.70	2,250,000	2,260,226
2,265,000	FLORIDA ST HSG FIN CORP REVENUE	1/1/2052	2.30	2,265,000	1,420,289
1,475,000	FLORIDA ST HSG FIN CORP REVENUE	7/1/2052	4.55	1,475,000	1,478,972
820,000	FLORIDA ST MUNI LOAN COUNCIL CAPITAL IMPT REVENUE	5/1/2054	5.40	820,000	806,960
1,000,000	FORT LAUDERDAL FL SPL ASSMNT(f)	7/1/2048	4.00	1,034,692	840,697
965,000	FRERC CDD FL(g)	11/1/2040	5.38	965,000	859,436
900,000	GARDENS AT HAMMOCK BEACH CDD FL SPL ASSMNT	5/1/2055	5.88	898,023	887,995
700,000	GRANDE PINES CDD FL SPL ASSMNT REVENUE	5/1/2041	3.75	699,129	599,647
1,000,000	GRANDE PINES CDD FL SPL ASSMNT REVENUE	5/1/2054	5.80	1,000,000	1,008,572
1,300,000	GTR ORLANDO FL AVIATION AUTH ARPT FACS REVENUE	10/1/2042	5.25	1,435,546	1,411,468
1,000,000	GTR ORLANDO FL AVIATION AUTH ARPT FACS REVENUE	10/1/2046	5.00	1,009,086	1,032,680
1,000,000	HACIENDA NORTH CDD FL SPL ASSMNT REVENUE	5/1/2053	6.50	1,000,000	1,070,317
650,000	HARBOR BAY FL CDD CAPITAL IMPT REVENUE	5/1/2048	4.10	646,104	556,055
600,000	HERITAGE HARBOUR FL N CDD SPL ASSMNT	5/1/2034	5.00	600,000	618,567
1,150,000	HOBE ST LUCIE CONSERVANCY DIST FL	5/1/2044	5.60	1,150,000	1,180,752
1,200,000	HYDE PARK CDD #1 FL SPL ASSMNT	5/1/2034	5.25	1,198,092	1,194,938
1,000,000	HYDE PARK CDD #1 FL SPL ASSMNT	5/1/2052	4.00	991,740	819,609
1,000,000	JULINGTON CREEK PLANTATION FLCDD	5/1/2043	5.50	1,090,566	1,094,375
1,000,000	LAKE CNTY FLA RETMNT FAC REVENUE	8/15/2055	5.75	978,140	986,036
200,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	3.88	199,053	196,276
400,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2031	4.13	399,222	395,200
385,000	LAKES OF SARASOTA CDD FL IMPT REVENUE	5/1/2041	4.13	383,860	352,241
130,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2025	4.25	129,987	130,078
975,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2034	5.35	976,563	1,015,841
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2036	5.00	1,000,000	1,008,314
750,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(f)	5/1/2037	5.00	745,896	758,457
740,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2037	5.25	736,634	751,901
700,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2038	5.00	700,000	709,140
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2039	5.30	1,000,000	1,025,964
580,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(f)	5/1/2040	3.63	576,273	510,826
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE(f)	5/1/2040	3.75	1,000,000	895,126
1,250,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2043	6.13	1,250,000	1,322,482
625,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.00	621,775	533,492
210,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2049	4.50	207,242	194,260
940,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2050	4.00	926,696	801,181
645,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2052	4.00	673,217	540,573
765,000	LAKEWOOD RANCH FL STEWARDSHIP DIST SPL ASSMNT REVENUE	5/1/2055	5.50	761,608	755,244
1,000,000	LAKEWOOD RANCH FL STEWARDSHIP DIST UTILITY REVENUE	10/1/2053	5.25	1,061,092	1,066,002
850,000	LANDINGS CDD FL SPL ASSMNT	5/1/2055	5.80	850,000	850,596
800,000	LAUREL ROAD CDD FL CAPITAL IMPT REVENUE	5/1/2031	3.13	800,000	732,596
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
540,000	LEE CNTY FL ARPT REVENUE	10/1/2042	5.25	$592,206	583,157
994,567	LEE CNTY FL HSG FIN AUTH MF MTGE	1/1/2040	4.55	994,567	1,012,653
1,000,000	LEE CNTY FL INDL DEV AUTH HLTHCR FACS REVENUE	11/15/2049	5.00	971,250	1,011,652
550,000	LT RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2054	5.85	550,000	558,650
635,000	MARSHALL CREEK FL CDD SPL ASSMNT	5/1/2032	5.00	635,721	636,168
400,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	3.75	396,615	315,383
500,000	MEADOW VIEW AT TWIN CREEKS CDD FL SPL ASSMNT	5/1/2052	4.00	513,226	412,948
2,250,000	MIAMI-DADE CNTY FL AVIATION REVENUE	10/1/2034	5.00	2,458,516	2,433,906
1,000,000	MIAMI-DADE CNTY FL AVIATION REVENUE	10/1/2038	5.00	1,005,767	1,003,320
125,000	N SPRINGS FL IMPT DIST	5/1/2027	6.00	125,000	127,710
115,000	NEW RIVER FL CDD CAPITAL IMPT REVENUE(g)	12/31/2040	5.00	114,821	1
310,000	NORTH RIVER RANCH CDD FL CAPITAL IMPT REVENUE	5/1/2035	4.20	310,000	298,822
1,855,000	NORTH RIVER RANCH IMPT STEWARDSHIP DIST FL SPL ASSMNT REVENU	5/1/2033	5.75	1,855,000	1,901,957
750,000	NORTH RIVER RANCH IMPT STEWARDSHIP DIST FL SPL ASSMNT REVENU	5/1/2035	6.80	750,000	750,378
500,000	NORTH SPRINGS FL IMPT DIST	5/1/2044	6.50	500,000	512,204
1,250,000	ORANGE CNTY FL HLTH FACS AUTH REVENUE	8/1/2040	5.00	1,242,750	1,254,364
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE(f)	7/1/2027	11.50	1,000,000	1,289,676
1,000,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	6/1/2041	4.00	1,024,759	897,389
2,935,000	PALM BEACH CNTY FL HLTH FACS AUTH REVENUE	5/15/2053	4.00	2,843,937	2,427,513
1,000,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2042	5.00	996,493	988,553
560,000	PALM COAST PARK FL CDD SPL ASSMNT REVENUE	5/1/2043	5.40	560,000	571,280
500,000	PARKER ROAD FL CDD CAPITAL IMPT REVENUE	5/1/2050	4.10	498,412	392,128
500,000	PARKVIEW AT LONG LAKE RANCH CDD FL SPL ASSMNET	5/1/2051	4.00	502,381	415,074
480,000	POINCIANA FL W CDD SPL ASSMNT	5/1/2030	5.38	477,236	491,264
1,000,000	POITRAS EAST CDD FL SPL ASSMNT REVENUE	5/1/2052	5.25	997,038	1,010,680
75,000	RIVER LANDING CDD FL CAP IMPT REVENUE	11/1/2035	4.25	74,804	75,059
385,000	ROLLING HILLS FL CDD CAPITAL IMPT REVENUE	5/1/2032	3.65	385,000	362,604
1,000,000	SAINT JOHNS CNTY FL INDL DEV AUTH REVENUE	8/1/2055	4.00	1,032,210	845,795
1,000,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2044	5.50	1,000,000	1,014,934
725,000	SANDRIDGE CMNTY DEV DIST FL SPL ASSMNT REVENUE	5/1/2051	4.00	715,657	631,928
1,000,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2041	4.13	992,320	885,618
2,250,000	SAWYERS LANDING CDD FL SPL ASSMNT REVENUE	5/1/2053	4.25	2,199,079	1,894,267
105,000	SILVERLEAF FL CDD CAPITAL IMPT REVENUE	5/1/2044	6.75	103,319	105,529
400,000	SOUTHERN GROVE CMNTY DEV DIST #5 SPL ASSMNT	5/1/2048	4.00	416,199	344,971
142,538	STERLING HILL FL CDD CAPITAL IMPT REVENUE(g)	11/1/2010	5.50	142,538	65,568
650,000	SUNBRIDGE STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2042	5.20	650,000	658,523
1,480,000	TOLOMATO FL CDD	5/1/2040	3.75	1,432,914	1,449,412
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Florida (Cont'd):
700,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2038	5.38	$700,000	711,423
1,005,000	TROUT CREEK CDD FL CAPITAL IMPT REVENUE	5/1/2052	5.50	999,329	1,017,227
420,000	TSR CDD FL SPL ASSMNT REVENUE	11/1/2035	5.38	419,143	431,932
1,500,000	UNIVERSITY PARK RECREATION DIST FL ON-AD VALOREM ASSMNT	5/1/2050	3.50	1,500,000	1,307,828
750,000	VIERA STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2053	4.00	776,285	607,318
700,000	VIERA STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2054	5.50	693,894	712,187
1,000,000	VILLAGE CDD #15 SPL ASSMNT REVENUE(f)	5/1/2028	4.25	1,000,000	1,008,935
1,000,000	VILLAGE CDD #15 SPL ASSMNT REVENUE(f)	5/1/2038	4.85	1,000,000	1,032,413
500,000	WATERSET SOUTH CDD FL SPL ASSMNT REVENUE	5/1/2053	6.10	500,000	522,319
800,000	WINDWARD AT LAKEWOOD RANCH CDD FL CAPITAL IMPT	5/1/2052	4.25	803,474	672,302
655,000	WIREGRASS FL CDD CAPITAL IMPT REVENUE	5/1/2035	5.38	652,389	656,881
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2050	3.88	986,471	804,922
1,000,000	WIREGRASS II CDD FL CAPITAL IMPROVEMENT REVENUE	5/1/2052	5.25	995,622	1,000,225
750,000	WYNNFIELD LAKES FL CDD	5/1/2036	4.50	746,386	750,020
				109,704,041	100,176,862	13.26%
Georgia
1,250,000	GAINESVILLE & HALL CNTY GA DEV AUTH EDUCTNL FACS REVENUE(f)	9/1/2044	6.25	1,215,560	1,160,236
895,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2043	3.90	882,470	833,731
1,000,000	GEORGIA ST HSG & FIN AUTH REVENUE	12/1/2054	4.70	1,000,000	1,002,676
1,000,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE (Floating, U.S. SOFR + 1.70%)(j)	12/1/2053	4.71	1,000,000	1,029,568
2,250,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(d)	12/1/2054	5.00	2,390,030	2,394,147
2,250,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(s)	12/1/2054	5.00	2,352,574	2,377,914
500,000	MAIN STREET NATURAL GAS INC GA GAS SUPPLY REVENUE(t)	5/1/2055	5.00	536,369	527,671
500,000	SUNBRIDGE STEWARDSHIP DIST FL SPL ASSMNT REVENUE	5/1/2042	5.40	500,000	512,709
				9,877,003	9,838,652	1.30%
Guam
660,000	GUAM GOVT BUSINESS PRIVILEGE TAX REVENUE	1/1/2042	4.00	639,758	627,143
750,000	GUAM PWR AUTH REVENUE	10/1/2034	5.00	842,832	825,952
				1,482,590	1,453,095	0.19%
Idaho
130,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2028	8.00	130,000	128,362
570,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2031	3.80	570,000	535,288
1,000,000	IDAHO ST HLTH FACS AUTH REVENUE	10/1/2050	4.50	1,025,817	847,229
2,500,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	1/1/2048	4.75	2,500,000	2,521,348
1,990,000	IDAHO ST HSG & FIN ASSN SF MTGE REVENUE	7/1/2048	4.75	1,990,000	2,012,452
1,000,000	SPRING VLY CMNTY INFRASTRUCTURE DIST #1 SPL ASSMNT(f)	9/1/2053	6.25	1,000,000	1,050,748
				7,215,817	7,095,427	0.94%
Illinois
1,250,000	BURBANK IL EDUCTNL FACS REVENUE(f)	9/1/2035	6.00	1,251,426	1,252,963
1,100,000	CHICAGO IL BRD OF EDU	12/1/2039	5.25	1,093,169	1,085,729
1,000,000	CHICAGO IL BRD OF EDU	12/1/2041	4.00	893,010	880,659
1,000,000	CHICAGO IL BRD OF EDU	12/1/2042	5.00	997,500	986,908
250,000	CHICAGO IL BRD OF EDU	12/1/2046	5.00	249,667	244,615
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Illinois (Cont'd):
1,000,000	CHICAGO IL MIDWAY ARPT REVENUE	1/1/2043	5.75	$1,037,538	1,097,731
1,750,000	CHICAGO IL O'HARE INTERNATIONAL ARPT REVENUE	1/1/2048	5.25	1,871,536	1,856,098
1,000,000	CHICAGO IL O'HARE INTERNATIONAL ARPT SPL FAC REVENUE	7/1/2048	5.00	990,000	1,001,721
500,000	DECATUR IL	3/1/2034	5.00	500,000	500,589
830,000	EVANSTON ILL EDL FAC REV(f)	4/1/2041	4.38	828,542	668,632
1,000,000	ILLINOIS FIN AUTH SURFACE FREIGHT TRANSFER FACS REVENUE(f)(u)	12/1/2050	4.13	1,000,000	989,038
1,500,000	ILLINOIS ST	5/1/2047	5.50	1,592,761	1,615,894
1,000,000	ILLINOIS ST EDUCTNL FACS AUTH	11/1/2036	4.50	1,000,000	999,959
500,000	ILLINOIS ST FIN AUTH CHRT SCH REVENUE	12/1/2047	5.00	497,925	501,075
675,000	ILLINOIS ST FIN AUTH EDUCTNL FAC REVENUE	2/1/2034	6.00	675,000	675,254
500,000	ILLINOIS ST FIN AUTH REVENUE(g)	5/15/2036	5.00	500,373	365,000
750,000	ILLINOIS ST FIN AUTH REVENUE	12/1/2037	5.00	752,786	725,914
1,450,000	ILLINOIS ST FIN AUTH REVENUE	5/15/2038	5.13	1,415,521	1,284,279
2,250,000	ILLINOIS ST FIN AUTH REVENUE	8/15/2044	5.00	2,257,309	2,254,640
1,000,000	ILLINOIS ST FIN AUTH REVENUE	11/15/2045	5.00	1,008,879	1,000,931
1,250,000	ILLINOIS ST HSG DEV AUTH REVENUE	10/1/2048	4.75	1,250,000	1,259,990
1,500,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2050	4.63	1,500,000	1,489,778
2,275,000	ILLINOIS ST HSG DEV AUTH REVENUE	4/1/2053	5.25	2,397,819	2,391,026
1,000,000	ILLINOIS ST SALES TAX REVENUE	6/15/2033	5.00	1,031,942	1,042,552
1,500,000	ILLINOIS ST SPORTS FACS AUTH	6/15/2031	5.25	1,500,000	1,508,159
500,000	LAKE CNTY IL SCH DIST #33	12/1/2040	5.00	503,104	505,518
1,080,000	MACOUPIN SANGAMON & MONTGOMERY CNTYS IL CMNTY SCH DIST #34	12/1/2037	4.25	1,080,000	1,021,096
1,000,000	MALTA IL TAX INCR REVENUE(g)	12/30/2025	5.75	1,000,000	230,000
650,000	MET PIER & EXPOSITION AUTH IL REVENUE	12/15/2042	4.00	625,261	618,581
313,172	S WSTRN IL DEV AUTH REV(g)	10/1/2034	7.00	313,173	250,538
1,000,000	SPRINGFIELD IL ELEC REVENUE	3/1/2038	3.00	893,631	893,050
				32,507,872	31,197,917	4.13%
Indiana
500,000	INDIANA ST FIN AUTH HOSP REVENUE	12/1/2040	5.00	501,618	501,352
435,000	INDIANA ST FIN AUTH HSG REVENUE	11/20/2027	4.80	435,000	437,935
1,500,000	INDIANA ST FIN AUTH REVENUE	11/15/2041	4.00	1,658,575	1,378,890
1,000,000	INDIANA ST FIN AUTH REVENUE	11/15/2046	5.25	1,009,370	1,005,268
1,500,000	INDIANA ST HSG & CMNTY DEV AUTH MF HSG REVENUE	1/1/2036	5.75	1,500,000	1,466,503
965,000	INDIANA ST HSG & CMNTY DEV AUTH SF MTGE REVENUE	7/1/2053	5.75	1,041,496	1,016,548
3,000,000	INDIANA ST HSG & CMNTY DEV AUTH SF MTGE REVENUE	7/1/2054	4.80	3,000,000	3,011,629
600,000	MERRILLVILLE IN ECON DEV REVENUE	4/1/2036	5.75	600,000	574,058
615,000	MUNSTER IN ECON DEV TAX INCR REVENUE	7/15/2026	4.75	614,545	615,810
1,000,000	TERRE HAUTE IN SANTN DIST	7/1/2043	5.00	1,062,102	1,053,056
1,000,000	VALPARAISO IN EXEMPT FACS REVENUE(f)	1/1/2044	4.88	1,000,000	1,012,894
				12,422,706	12,073,943	1.60%
Iowa
1,200,000	DES MOINES IA	6/1/2034	1.50	957,400	902,159
1,415,000	DES MOINES IA	6/1/2038	1.75	896,199	987,040
1,500,000	IOWA ST FIN AUTH REVENUE	5/15/2038	7.25	1,500,000	1,717,720
1,150,000	IOWA ST FIN AUTH REVENUE	5/15/2049	5.00	1,138,741	1,137,471
1,000,000	IOWA ST FIN AUTH REVENUE	5/15/2053	4.00	1,076,808	827,091
1,905,000	IOWA ST FIN AUTH SF MTGE REVENUE	7/1/2053	5.50	2,000,723	2,002,950
1,000,000	POLK CNTY IA	6/1/2027	5.00	1,036,550	1,036,918
				8,606,421	8,611,349	1.14%
Kansas
935,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE	9/1/2032	5.75	930,979	874,890
1,385,000	WYANDOTTE CNTY KS KANSAS CITY UNIF GOVT SPL OBLG REVENUE(f)	9/1/2035	5.25	1,373,198	1,401,530
				2,304,177	2,276,420	0.30%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Kentucky
250,000	ASHLAND KY MED CENTER REVENUE	2/1/2040	5.00	$240,252	250,808
1,000,000	CHRISTIAN CNTY KY SCH DIST FIN CORP	10/1/2041	5.00	1,051,321	1,088,972
1,500,000	KENTUCKY ST ECON DEV FIN AUTH	1/1/2045	5.00	1,488,210	1,500,693
1,500,000	KENTUCKY ST HSG CORP SF MTGE	7/1/2043	4.70	1,500,000	1,523,055
1,000,000	WSTRN KY UNIV	9/1/2033	4.75	1,000,000	999,942
				5,279,783	5,363,470	0.71%
Louisiana
1,000,000	CAPITAL AREA FIN AUTH LA SF MTGE REVENUE	10/1/2053	5.50	1,018,674	1,044,042
1,000,000	LOUISIANA PUB FACS AUTH REVENUE(f)	6/1/2051	5.00	1,049,807	853,017
1,000,000	LOUISIANA PUB FACS AUTH REVENUE	9/1/2059	5.50	1,065,524	1,053,210
1,000,000	LOUISIANA ST HSG CORP MF HSG REVENUE	7/1/2026	5.00	1,019,655	1,016,889
965,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	12/1/2042	4.05	965,000	940,289
1,250,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	12/1/2046	2.55	1,250,000	892,643
955,000	LOUISIANA ST HSG CORP SF MTGE REVENUE	6/1/2054	5.75	1,016,314	1,022,694
120,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2025	5.50	119,880	120,136
1,000,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH	11/15/2030	6.00	1,002,083	1,003,676
400,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(f)	11/1/2037	5.65	400,000	422,512
800,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(f)	11/1/2044	4.00	800,000	738,585
645,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(f)	11/1/2044	4.40	645,000	641,284
1,050,000	LOUISIANA ST LOCAL GOVT ENVRNMNTL FACS & CMNTY DEV AUTH REVE(f)	11/1/2046	4.00	1,050,000	964,606
500,000	LOUISIANA ST PUBLIC FACS AUTH HOSP REVENUE	7/1/2035	5.00	502,991	502,311
315,000	LOUISIANA ST PUBLIC FACS AUTH REVENUE (Floating, 3M CME Term SOFR + 0.70%)(j)	2/15/2036	3.91	315,000	306,526
1,000,000	NEW ORLEANS LA AVIATION BRD	1/1/2048	5.00	1,007,513	1,005,167
				13,227,441	12,527,587	1.66%
Maine
1,500,000	MAINE ST HSG AUTH MTGE PURCHASE	11/15/2054	4.85	1,500,000	1,511,626
				1,500,000	1,511,626	0.20%
Maryland
500,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	7/1/2031	4.50	500,000	500,583
1,000,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2044	2.55	1,000,000	737,437
1,000,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	3/1/2047	5.05	1,000,000	1,020,735
855,000	MARYLAND ST CMNTY DEV ADMIN DEPT HSG & CMNTY DEV	9/1/2052	5.00	889,421	878,304
500,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION MF REVENUE	7/1/2037	5.13	500,000	509,394
545,000	MONTGOMERY CNTY MD HSG OPPORTUNITIES COMMISSION SF MTGE REVE	7/1/2038	4.00	545,000	534,356
				4,434,421	4,180,809	0.55%
Massachusetts
1,000,000	MASSACHUSETTS ST BAY TRANSPRTN AUTH SALES TAX REVENUE(v)	7/1/2031	3.30(v )	783,590	795,550
3,962,362	MASSACHUSETTS ST DEV FIN AGY MF REVENUE	1/1/2042	2.30	2,881,267	2,734,223
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Massachusetts (Cont'd):
1,500,000	MASSACHUSETTS ST DEV FIN AGY REVENUE	6/1/2049	4.00	$1,509,046	1,567,990
760,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2037	2.00	760,000	655,117
1,500,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2048	3.75	1,449,812	1,252,334
1,700,000	MASSACHUSETTS ST EDUCTNL FING AUTH	7/1/2051	3.00	1,706,983	1,175,180
265,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2033	5.00	265,000	265,136
270,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2038	5.15	270,000	270,156
310,000	MASSACHUSETTS ST HSG FIN AGY	12/1/2043	5.00	310,000	310,096
2,000,000	MASSACHUSETTS ST HSG FIN AGY HSG REVENUE	12/1/2048	4.90	2,000,000	2,033,082
1,000,000	MASSACHUSETTS ST SCH BLDG AUTH SALES TAX REVENUE	8/15/2037	5.00	1,008,840	1,008,064
1,500,000	SOMERVILLE MA	10/15/2038	2.00	1,030,949	1,146,501
				13,975,487	13,213,429	1.75%
Michigan
535,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2031	3.00	532,018	485,054
545,000	MICHIGAN ST FIN AUTH LTD OBLIG REVENUE	12/1/2039	4.25	546,474	463,359
1,000,000	MICHIGAN ST FIN AUTH REVENUE	12/1/2038	3.75	1,000,000	1,019,455
1,000,000	MICHIGAN ST HSG DEV AUTH MF REVENUE(w)	2/1/2026	5.00	1,000,779	1,001,379
1,500,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2048	5.00	1,500,000	1,559,655
1,000,000	MICHIGAN ST HSG DEV AUTH RENTAL HSG REVENUE	10/1/2049	3.35	1,033,123	801,864
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2040	5.20	1,000,000	1,034,284
1,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2048	4.90	1,000,000	1,016,541
1,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2048	4.95	1,500,000	1,510,366
40,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2050	3.15	40,000	37,707
5,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2051	2.75	4,884,853	3,435,423
6,500,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2052	2.50	6,500,000	4,225,198
2,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2053	4.70	2,000,000	2,006,200
4,225,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	12/1/2053	4.95	4,225,000	4,263,002
1,405,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2054	5.75	1,477,353	1,490,219
2,000,000	MICHIGAN ST HSG DEV AUTH SF MTGE REVENUE	6/1/2055	4.55	2,000,000	1,944,953
240,000	MICHIGAN ST PUBLIC EDUCTNL FACS AUTH(g)	11/1/2028	6.35	240,000	240,115
1,490,000	MICHIGAN ST STRATEGIC FUND LTD OBLG REVENUE	12/31/2038	4.25	1,486,372	1,453,730
1,000,000	MICHIGAN ST TRUNK LINE	11/15/2044	5.50	1,103,183	1,134,410
				33,069,155	29,122,914	3.86%
Minnesota
950,000	APPLE VLY MN SENIOR LIVING REVENUE	1/1/2047	5.00	931,359	557,951
1,585,000	ELK RIVER MN INDEP SCH DIST #728	2/1/2039	2.50	1,286,229	1,277,663
1,000,000	LAUDERDALE MN MF REVENUE	1/1/2040	5.13	992,242	983,265
995,000	MINNESOTA ST HSG FIN AGY	7/1/2051	2.50	810,528	649,795
4,500,000	MINNESOTA ST HSG FIN AGY	1/1/2053	6.00	4,736,175	4,753,329
1,615,000	MINNESOTA ST OFFICE OF HGR EDU REVENUE	11/1/2038	2.65	1,544,990	1,441,867
				10,301,523	9,663,870	1.28%
Mississippi
400,000	MISSISSIPPI DEV BK SPL OBLIG(f)	11/1/2036	3.63	400,000	376,297
900,000	MISSISSIPPI ST DEV BANK SPL OBLG(f)	11/1/2039	4.55	900,000	908,865
				1,300,000	1,285,162	0.17%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Missouri
300,000	JOPLIN MO INDL DEV AUTH SALES TAX REV	11/1/2040	3.50	$297,434	273,045
306,825	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	2.00	396,462	14,305
687,493	KANSAS CITY MO INDL DEV AUTH SENIOR LIVING FACS REVENUE	11/15/2046	5.00	884,470	472,120
1,025,000	MISSOURI JT MUNI ELEC UTILITY COMMISSION PWR PROJ REVENUE	12/1/2036	5.00	1,028,699	1,029,882
1,000,000	MISSOURI ST ENVRNMNTL IMPT & ENERGY RESOURCES AUTH	9/1/2033	2.90	951,858	892,309
2,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH	2/1/2048	4.00	2,040,757	1,733,315
1,000,000	MISSOURI ST HLTH & EDUCTNL FACS AUTH HLTH FACS REVENUE	11/15/2038	5.00	1,000,000	1,000,421
1,000,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2043	4.75	1,006,773	1,007,564
975,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2047	3.25	975,000	795,119
2,000,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	4.45	2,000,000	1,957,646
1,840,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2049	4.65	1,840,000	1,841,078
2,500,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2053	5.15	2,537,761	2,562,457
1,995,000	MISSOURI ST HSG DEV COMMISSION SF MTGE REVENUE	11/1/2054	4.70	1,995,000	1,988,155
500,000	SAINT LOUIS CNTY MO PATTONVILLE SCH DIST #R-3	3/1/2043	5.25	539,485	538,603
1,000,000	SAINT LOUIS MO INDL DEV AUTH TAX INCR & SPL DIST REVENUE	6/15/2054	5.75	992,943	1,016,972
1,000,000	WENTZVILLE MO SCH DIST #R-4	3/1/2039	1.88	729,089	703,611
				19,215,731	17,826,602	2.36%
Montana
1,000,000	FORSYTH MT POLL CONTROL REVENUE	7/1/2028	3.88	1,000,000	1,010,181
1,000,000	MONTANA ST BRD OF HSG SF MTGE	12/1/2042	2.55	1,000,000	750,395
				2,000,000	1,760,576	0.23%
Nebraska
160,000	MEAD NE TAX INCR REVENUE(g)	12/31/2040	5.13	160,000	1,600
1,745,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2040	4.35	1,745,000	1,739,007
1,000,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2048	4.65	1,000,000	999,198
1,750,000	NEBRASKA ST INVESTMENT FIN AUTH SF HSG REVENUE	9/1/2051	4.70	1,750,000	1,753,914
				4,655,000	4,493,719	0.60%
Nevada
700,000	LAS VEGAS NV SPL ASSMNT DIST #817	6/1/2048	6.00	696,509	732,190
1,250,000	NEVADA ST HSG DIV SF MTGE REVENUE	4/1/2046	2.60	1,250,000	906,179
1,480,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2051	2.45	1,480,000	972,244
1,000,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2053	4.55	1,000,000	980,318
1,250,000	NEVADA ST HSG DIV SF MTGE REVENUE	10/1/2054	4.70	1,250,000	1,252,408
820,000	RENO-TAHOE NV ARPT AUTH ARPT REVENUE	7/1/2041	5.25	889,510	880,985
				6,566,019	5,724,324	0.76%
New Hampshire
1,000,000	NATIONAL FIN AUTH LEASE REVENUE	6/1/2051	5.25	1,066,438	1,068,078
996,492	NATIONAL FIN AUTH NH MUNI CTFS	8/20/2039	3.63	902,580	928,898
1,000,000	NATIONAL FIN AUTH NH MUNI CTFS(x)	11/20/2039	4.18	994,340	979,977
997,572	NATIONAL FIN AUTH NH MUNI CTFS(y)	10/20/2041	4.16	952,185	943,404
1,500,000	NEW HAMPSHIRE ST BUSINESS FIN AUTH WTR FAC REVENUE	4/1/2048	5.00	1,500,000	1,505,813
515,000	NEW HAMPSHIRE ST BUSINESS FIN AUTH WTR FAC REVENUE	4/1/2059	5.63	511,490	533,020
				5,927,033	5,959,190	0.79%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New Jersey
1,000,000	CAMDEN CNTY NJ IMPT AUTH CHRT SCH REVENUE(f)	7/15/2042	5.00	$1,034,613	1,016,170
500,000	NEW JERSEY ST ECON DEV AUTH	6/15/2042	5.00	514,918	511,552
1,350,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2039	3.50	1,346,881	1,257,661
780,000	NEW JERSEY ST HGR EDU ASSISTANCE AUTH STUDENT LOAN REVENUE	12/1/2041	4.00	756,623	766,504
1,250,000	NEW JERSEY ST HLTH CARE FACS FING AUTH REVENUE	7/1/2043	5.00	1,269,338	1,264,147
2,675,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2035	3.75	2,675,000	2,583,765
3,950,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2042	4.50	3,950,000	3,991,677
1,220,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2046	2.30	1,220,000	822,696
875,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	4/1/2049	4.00	876,053	796,475
4,000,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2053	4.80	4,000,000	4,018,615
1,335,000	NEW JERSEY ST HSG & MTGE FIN AGY REVENUE	10/1/2053	5.00	1,391,431	1,373,591
1,000,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2040	5.00	1,107,369	1,103,885
500,000	NEW JERSEY ST TRANSPRTN TRUST FUND AUTH	6/15/2041	5.25	500,730	502,000
1,000,000	NEW JERSEY ST TURNPIKE AUTH TURNPIKE REVENUE	1/1/2044	5.00	1,077,249	1,099,854
				21,720,205	21,108,592	2.80%
New Mexico
1,000,000	FARMINGTON NM POLL CONTROL REVENUE(z)	6/1/2040	3.88	1,000,000	1,010,161
965,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2043	3.85	965,000	892,481
650,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2047	2.70	492,492	469,468
1,975,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2047	3.95	1,975,000	1,786,017
360,000	NEW MEXICO ST MTGE FIN AUTH	3/1/2048	3.75	362,187	356,951
590,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2048	4.00	590,485	543,917
690,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	3.35	690,000	566,380
605,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2049	4.00	605,000	554,563
1,370,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2050	3.00	1,391,137	1,026,254
990,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.35	990,000	634,324
1,210,000	NEW MEXICO ST MTGE FIN AUTH	7/1/2051	2.63	1,210,000	811,632
1,000,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2052	4.30	1,000,000	945,317
1,480,000	NEW MEXICO ST MTGE FIN AUTH	9/1/2053	4.70	1,480,000	1,484,489
				12,751,301	11,081,954	1.47%
New York
1,000,000	DUTCHESS CNTY NY LOCAL DEV CORP MF	10/1/2040	5.00	1,000,000	1,074,672
750,000	HEMPSTEAD TOWN NY LOCAL DEV CORP REVENUE	9/1/2038	5.00	750,000	750,379
600,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2042	3.85	600,312	575,409
3,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	5/1/2045	3.90	2,838,750	2,734,114
1,000,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2047	3.65	1,000,000	856,649
2,250,000	NEW YORK CITY NY HSG DEV CORP MF HSG REVENUE	11/1/2056	2.60	2,250,000	1,445,925
1,000,000	NEW YORK CITY NY HSG DEV CORP REVENUE	8/1/2040	2.40	731,511	759,178
2,000,000	NEW YORK ST CONVENTION CENTER DEV CORP REVENUE	11/15/2040	5.00	2,012,294	2,008,231
750,000	NEW YORK ST DORM AUTH REVENUES NON ST SUPPORTED DEBT	10/1/2030	5.00	812,948	800,370
1,000,000	NEW YORK ST HSG FIN AGY	11/1/2042	4.00	1,000,000	981,036
2,000,000	NEW YORK ST HSG FIN AGY AFFORDABLE HSG REVENUE	11/1/2046	2.60	2,000,000	1,398,048
500,000	NEW YORK ST HSG FIN AGY REVENUE	11/1/2045	5.10	500,000	500,205
1,700,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2045	2.45	1,606,007	1,179,320
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
New York (Cont'd):
980,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2046	2.50	$975,642	677,737
3,435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2047	3.30	3,435,000	2,807,739
895,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2048	3.80	895,000	786,303
1,875,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2049	2.95	1,875,000	1,398,986
1,435,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	4/1/2050	2.55	1,435,000	957,873
2,030,000	NEW YORK ST MTGE AGY HOMEOWNER MTGE REVENUE	10/1/2053	4.65	2,030,000	2,002,992
1,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	1/1/2029	5.00	1,026,525	1,031,506
1,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	4/1/2035	6.00	1,020,794	1,113,546
1,375,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2041	5.25	1,471,193	1,463,267
700,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2044	5.50	731,013	749,783
2,000,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	12/31/2054	5.25	2,097,539	2,121,158
1,500,000	NEW YORK ST TRANSPRTN DEV CORP SPL FAC REVENUE	6/30/2060	5.50	1,578,965	1,572,414
				35,673,493	31,746,840	4.20%
North Carolina
1,000,000	CUMBERLAND CNTY NC INDL FACS & POLL CONTROL FING AUTH SOL WS(ad)	12/1/2027	3.75	1,000,000	998,205
1,535,000	MECKLENBURG CNTY NC MF HSG REVENUE	1/1/2036	5.38	1,535,000	1,537,807
2,500,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2042	3.50	2,500,000	2,221,365
1,985,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2046	4.40	1,985,000	1,945,372
1,500,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	7/1/2046	5.00	1,501,782	1,532,288
750,000	NORTH CAROLINA ST HSG FIN AGY HOME OWNERSHIP REVENUE	1/1/2055	6.25	795,339	810,528
1,750,000	NORTH CAROLINA ST HSG FIN AGY HOMEOWNERSHIP REVENUE	1/1/2055	4.80	1,750,000	1,730,463
				11,067,121	10,776,028	1.43%
North Dakota
795,000	GRAND FORKS ND HLTH CARE SYS REVENUE	12/1/2035	5.00	837,008	859,358
390,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2043	3.05	390,591	322,396
905,000	NORTH DAKOTA ST HSG FIN AGY	1/1/2044	3.05	905,000	726,125
920,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2044	2.50	920,000	672,311
1,000,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2048	5.10	1,000,000	1,008,114
1,500,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2049	4.75	1,500,000	1,509,018
970,000	NORTH DAKOTA ST HSG FIN AGY	7/1/2053	5.75	1,044,170	1,022,720
				6,596,769	6,120,042	0.81%
Ohio
1,500,000	ALLEN CNTY OH HOSP FACS REVENUE	11/1/2043	5.00	1,500,000	1,500,035
500,000	CLEVELAND-CUYAHOGA CNTY OH PORT AUTH TAX INCREMENT FING REV(f)	12/1/2055	4.50	500,000	429,478
1,500,000	CLOVERLEAF OH LOCAL SCH DIST COPS	12/1/2047	5.75	1,548,143	1,581,884
610,000	COLUMBUS-FRANKLIN CNTY OH FIN AUTH DEV REVENUE	5/15/2045	3.00	619,480	463,361
585,000	DAYTON OH ARPT REVENUE	12/1/2025	5.00	585,000	585,535
2,000,000	FRANKLIN CNTY OH HLTH CARE FACS REVENUE	7/1/2045	4.00	2,041,808	1,671,160
750,000	LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE(f)(g)(h)	12/1/2037	6.50	750,000	20,700
1,500,000	LUCAS MET HSG AUTH OH COPS	11/1/2036	5.00	1,508,480	1,509,838
1,000,000	NORTH RIDGEVILLE OH CITY SCH DIST	12/1/2057	5.50	1,044,068	1,058,398
1,000,000	OHIO ST AIR QUALITY DEV AUTH	1/1/2029	3.75	1,000,000	988,612
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Ohio (Cont'd):
2,000,000	OHIO ST HGR EDUCTNL FAC COMMISSION	11/1/2049	4.00	$2,022,770	1,538,421
1,000,000	OHIO ST HSG FIN AGY MF HSG REVENUE(f)	3/1/2026	6.25	1,000,000	1,001,536
505,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2039	3.35	463,549	451,925
2,000,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2045	2.90	1,525,389	1,497,269
3,815,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2046	2.85	3,815,000	2,788,738
2,225,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2047	5.10	2,225,000	2,286,333
1,010,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2048	4.50	1,010,909	1,016,263
1,495,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2049	4.65	1,495,000	1,496,221
3,615,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.45	3,632,446	2,339,939
1,950,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2051	2.75	1,950,000	1,360,959
860,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	3/1/2052	5.00	896,407	884,633
2,500,000	OHIO ST HSG FIN AGY RSDL MTGE REVENUE	9/1/2054	4.70	2,500,000	2,500,048
1,000,000	XENIA OH	12/1/2054	5.00	1,043,915	1,042,065
				34,677,364	30,013,351	3.97%
Oklahoma
2,000,000	OKLAHOMA ST DEV FIN AUTH	8/1/2049	5.00	2,122,494	1,929,213
990,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2043	4.50	991,151	992,021
1,000,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2047	5.05	1,000,000	1,025,982
1,500,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2048	4.75	1,500,000	1,513,479
1,500,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	3/1/2049	4.60	1,500,000	1,486,199
1,000,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2049	4.60	1,000,000	999,434
1,830,000	OKLAHOMA ST HSG FIN AGY SF MTGE REVENUE	9/1/2053	6.25	1,939,055	1,955,843
				10,052,700	9,902,171	1.31%
Oregon
425,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	7/1/2038	4.00	425,000	416,700
1,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2042	3.70	1,000,000	944,297
2,000,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2045	2.38	1,827,138	1,413,195
1,050,000	OREGON ST HSG & CMNTY SVCS DEPT MTGE REVENUE	1/1/2046	4.70	1,050,000	1,053,668
				4,302,138	3,827,860	0.51%
Pennsylvania
1,000,000	ALLENTOWN PA NEIGHBORHOOD IMPT ZONE DEV AUTH TAX REVENUE(f)	5/1/2042	5.00	1,000,000	1,013,356
370,000	BUTLER CNTY PA GEN AUTH REVENUE (Floating, 3M CME Term SOFR + 0.70%)(j)	10/1/2034	3.76	370,000	358,820
1,500,000	COATESVILLE PA AREA SCH DIST	11/15/2037	5.25	1,551,950	1,600,613
250,000	DOYLESTOWN PA HOSP AUTH(f)	7/1/2031	5.00	253,443	263,639
1,250,000	NORTHAMPTON CNTY PA GEN PURPOSE AUTH HOSP REVENUE	8/15/2034	5.00	1,395,276	1,387,951
1,000,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE	10/1/2034	5.00	1,012,269	1,011,932
500,000	PENNSYLVANIA ST HGR EDUCTNL FACS AUTH REVENUE (Floating, 3M CME Term SOFR + 0.65%)(j)	7/1/2039	3.71	500,000	462,077
1,685,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2042	3.65	1,685,000	1,516,352
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2046	3.00	1,023,170	763,983
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Pennsylvania (Cont'd):
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2049	3.40	$1,000,000	807,387
2,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	2.55	2,000,000	1,328,403
535,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2051	3.00	532,598	525,812
1,000,000	PENNSYLVANIA ST HSG FIN AGY SF MTGE REVENUE	10/1/2054	6.00	1,078,355	1,082,313
1,000,000	PENNSYLVANIA ST TURNPIKE COMMISSION TURNPIKE REVENUE	12/1/2045	5.00	1,006,532	1,002,845
500,000	PHILADELPHIA PA AUTH FOR INDL DEV CHRT SCH REVENUE(f)	6/15/2034	4.50	498,088	498,067
750,000	PHILADELPHIA PA AUTH FOR INDL DEV REVENUES	8/1/2036	5.63	742,111	759,158
				15,648,792	14,382,708	1.90%
Puerto Rico
1,300,000	PUERTO RICO CMWLTH	7/1/2041	4.00	1,220,499	1,229,170
1,348,086	PUERTO RICO CMWLTH(j)(k)	11/1/2043	2.64	806,894	825,703
354,268	PUERTO RICO CMWLTH(j)(k)	11/1/2051	1.80	208,997	219,647
1,000,000	PUERTO RICO CMWLTH AQUEDUCT & SWR AUTH REVENUE(f)	7/1/2033	5.00	1,024,443	1,043,076
1,825,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	7/1/2040	4.33	1,809,059	1,800,671
1,500,000	PUERTO RICO SALES TAX FING CORP SALES TAX REVENUE	7/1/2040	4.55	1,463,681	1,500,364
				6,533,573	6,618,631	0.88%
Rhode Island
1,000,000	RHODE ISLAND ST HSG & MTGE FIN CORP	10/1/2041	5.00	1,069,628	1,039,768
900,000	RHODE ISLAND ST STUDENT LOAN AUTH STUDENT LOAN REVENUE	12/1/2037	3.63	893,115	845,923
				1,962,743	1,885,691	0.25%
South Carolina
650,000	BERKELEY CNTY SC ASSMNT REVENUE	11/1/2040	4.25	647,758	599,268
1,000,000	PATRIOTS ENERGY GROUP FING AGY SC GAS SPLY REVENUE (Floating, U.S. SOFR + 1.90%)(j)	2/1/2054	4.83	1,000,000	1,036,502
1,000,000	SOUTH CAROLINA JOBS-ECON DEV AUTH	11/15/2053	7.50	1,000,000	1,069,414
1,090,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2045	3.05	1,090,000	850,540
970,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2048	4.90	970,000	983,368
1,000,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2049	4.63	993,300	998,592
1,220,000	SOUTH CAROLINA ST HSG FIN & DEV AUTH MTGE REVENUE	7/1/2054	4.63	1,220,000	1,207,172
950,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH EDUCTNL FACS REVENUE(f)	6/15/2043	7.00	940,246	988,611
1,000,000	SOUTH CAROLINA ST JOBS-ECON DEV AUTH SOL WST DISP REVENUE(f)(g)(h)	6/1/2031	6.00	1,000,000	150,000
				8,861,304	7,883,467	1.04%
South Dakota
2,000,000	SOUTH DAKOTA ST HSG DEV AUTH	11/1/2042	2.50	2,000,000	1,487,060
1,250,000	SOUTH DAKOTA ST HSG DEV AUTH	11/1/2048	4.80	1,260,687	1,268,400
				3,260,687	2,755,460	0.37%
Tennessee
1,000,000	MET NASHVILLE TN ARPT AUTH ARPT REVENUE	7/1/2049	5.00	1,027,529	1,023,941
600,000	NASHVILLE MET DEV & HSG AGY TN TAX INCR REVENUE(f)	6/1/2036	5.13	600,000	608,620
1,000,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD HLTH CARE REVENUE(ae)	9/1/2049	5.00	1,050,359	1,053,330
150,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(g)	1/1/2019	5.35	134,966	15
625,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(g)	1/1/2029	5.55	556,863	63
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Tennessee (Cont'd):
130,000	SHELBY CNTY TN HLTH EDUCTNL & HSG FACS BRD REVENUE(g)	1/1/2029	6.00	$-	1
3,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.50	3,000,000	2,698,256
495,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.85	495,000	463,206
430,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2042	3.90	430,000	405,535
2,980,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2046	2.38	2,859,180	2,051,045
770,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2046	2.55	770,000	551,820
495,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2048	4.70	495,000	498,425
1,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2048	5.35	1,000,000	1,029,221
605,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	1/1/2049	3.95	605,000	540,442
1,990,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2051	2.50	1,990,000	1,327,208
1,975,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2053	4.70	1,973,781	1,981,793
1,490,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	1/1/2054	6.25	1,563,103	1,610,326
1,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE	7/1/2054	4.80	1,000,000	1,003,876
1,000,000	TENNESSEE HSG DEV AGY RSDL FIN PROGRAM REVENUE(af)	1/1/2056	3.50	1,000,000	999,320
				20,550,781	17,846,443	2.36%
Texas
1,000,000	ALAMITO TX PUBLIC FACS CORP MF HSG REVENUE(ag)	8/1/2044	5.00	1,017,331	1,017,298
1,000,000	ARLINGTON TX HGR EDU FIN CORP EDU REVENUE(f)	6/1/2053	6.00	981,219	1,016,256
2,000,000	AUSTIN TX ARPT SYS REVENUE	11/15/2044	5.00	2,000,000	2,000,527
1,000,000	BRAZOS TX HGR EDU AUTH STUDENT LOAN PROGRAM REV	4/1/2032	5.00	1,072,075	1,059,110
1,000,000	BRAZOS TX HGR EDU AUTH STUDENT LOAN PROGRAM REV	4/1/2040	3.00	1,002,404	807,297
2,000,000	CRANDALL TX INDEP SCH DIST	8/15/2036	5.00	2,037,317	2,028,926
1,000,000	CYPRESS-FAIRBANKS TX INDEP SCH DIST	2/15/2041	2.25	718,908	721,932
1,000,000	DALLAS TX INDEP SCH DIST	2/15/2042	2.00	663,959	669,998
750,000	DALLAS TX SPL TAX REVENUE(f)(ah)	8/15/2053	6.25	750,216	750,820
700,000	EDINBURG TX ECON DEV CORP SALES TAX REVENUE	8/15/2046	3.38	690,979	488,768
1,500,000	FORT WORTH TX	3/1/2040	2.00	1,077,554	1,055,128
500,000	GALVESTON TX WHARVES & TERMINAL REVENUE	8/1/2038	5.25	539,366	532,097
1,000,000	GEORGETOWN TX INDEP SCH DIST	8/15/2035	2.50	879,977	843,788
1,500,000	GRAND PARKWAY TRANSPRTN CORP TX SYS TOLL REVENUE	10/1/2035	5.50	1,495,927	1,614,452
1,250,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE	7/1/2033	5.00	1,393,630	1,402,649
1,000,000	HARRIS CNTY TX CULTURAL EDU FACS FIN CORP REVENUE(ae)	7/1/2054	5.00	1,063,230	1,067,871
2,000,000	HOUSTON TX ARPT SYS REVENUE	7/1/2048	5.25	2,125,242	2,118,602
1,000,000	HSG SYNERGY PFC TX MF HSG REVENUE(ai)	2/1/2027	5.00	1,012,397	1,016,379
1,000,000	MATAGORDA CNTY TX NAV DIST #1	11/1/2029	2.60	906,912	939,241
1,000,000	MATAGORDA CNTY TX NAV DIST #1	5/1/2030	4.25	1,000,000	1,020,009
273,000	N CENTRL TEXAS ST HLTH FAC DEV CORP(g)	2/15/2025	5.38	273,000	150,150
1,000,000	N TX TOLLWAY AUTH REVENUE	1/1/2042	6.20	998,050	1,000,000
2,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2027	5.50	1,977,183	1,987,049
1,500,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	10/1/2033	6.50	1,500,000	1,540,931
1,000,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	11/1/2049	4.00	1,077,317	943,068
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Texas (Cont'd):
1,100,000	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE	1/1/2055	5.00	$1,135,928	909,854
1,060,650	NEW HOPE CULTURAL ED FACS FIN CORP TX RETIREMENT FAC REVENUE(j)(k)	11/15/2061	2.00	1,060,650	385,249
1,000,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX RETMNT CMNTY REVENUE(f)	12/1/2028	12.00	1,000,000	1,206,119
645,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX SENIOR LIVING REVENUE	7/1/2025	4.00	638,869	361,200
250,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX SENIOR LIVING REVENUE	12/1/2049	5.00	218,987	235,792
1,100,000	NEW HOPE CULTURAL EDU FACS FIN CORP TX STUDENT HSG REV	4/1/2046	5.00	1,100,000	1,100,031
1,000,000	PECOS BARSTOW TOYAH TX INDEP SCH DIST	2/15/2042	5.00	1,010,092	1,011,184
1,000,000	SUGAR LAND TX DEV CORP SALES TAX REVENUE	2/15/2033	5.00	1,000,000	1,000,949
1,500,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2049	5.00	1,533,174	1,512,691
3,500,000	TEXAS ST AFFORDABLE HSG CORP SF MTGE REVENUE	3/1/2053	4.88	3,576,857	3,532,091
635,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2048	4.25	639,448	623,936
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	3/1/2050	3.00	726,877	732,445
1,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2052	5.25	1,534,033	1,545,929
2,360,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2052	5.50	2,517,094	2,493,299
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS	9/1/2053	5.25	1,028,504	1,031,204
3,500,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2048	5.13	3,550,850	3,581,098
1,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2049	5.00	1,033,892	1,007,637
485,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	7/1/2051	2.50	488,004	316,734
4,750,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2052	3.13	4,821,510	3,565,287
5,000,000	TEXAS ST DEPT OF HSG & CMNTY AFFAIRS RESDL MTG REVENUE	1/1/2054	5.13	5,140,202	5,109,803
1,000,000	TEXAS ST MUNI GAS ACQUISITION & SPLY CORP V GAS SPLY REVENUE(aj)	1/1/2055	5.00	1,066,262	1,063,940
				63,075,426	60,118,818	7.96%
Utah
1,000,000	BLACK DESERT PUB INFRASTRUCTURE DIST(f)	3/1/2051	4.00	1,010,068	828,089
1,150,000	FIDDLERS CANYON INFRASTRUCTURE FING DIST UT SPL ASSMNT(f)	12/1/2053	5.63	1,150,000	1,126,634
725,000	FIELDS ESTATES PUBLIC INFRASTRUCTURE DIST UT(f)	3/1/2055	6.13	725,000	730,670
1,000,000	FIELDS ESTATES PUBLIC INFRASTRUCTURE DIST UT SPL ASSMNT(f)	12/1/2053	5.25	1,000,000	991,152
1,250,000	INTERMOUNTAIN PWR AGY UT PWR SPLY REVENUE	7/1/2043	5.25	1,371,540	1,372,237
1,000,000	JORDANELLE RIDGE PUBLIC INFRASTRUCTURE DIST #2 UT(f)	3/1/2054	7.75	1,000,000	1,012,675
1,000,000	MIDA MOUNTAIN VLG PUBLIC INFRASTRUCTURE DIST UT TAX ALLOCATI(f)	6/15/2054	6.00	1,015,714	1,030,442
2,000,000	MILITARY INSTALLATION DEV AUTH UT TAX ALLOCATION REVENUE	6/1/2052	4.00	2,027,944	1,666,128
985,000	OLYMPIA PUBLIC INFRASTRUCTURE DIST #1 UT(f)	3/1/2055	6.38	978,848	1,003,340
500,000	RED BRIDGE PUBLIC INFRASTRUCTURE DIST #1 UT(f)	2/1/2041	4.13	500,000	404,025
1,000,000	SALT LAKE CITY UT ARPT REVENUE	7/1/2039	5.25	1,052,568	1,084,027
1,000,000	SALT LAKE CITY UT ARPT REVENUE	7/1/2047	5.00	1,016,313	1,008,305
2,000,000	UTAH HSG CORP SF MTGE REVENUE	1/1/2054	4.70	2,000,000	1,993,345
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Utah (Cont'd):
1,000,000	UTAH HSG CORP SF MTGE REVENUE	1/1/2054	5.00	$1,000,000	1,014,705
1,000,000	UTAH INFRASTRUCTURE AGY TELECOMUNICATION REVENUE	10/15/2033	5.50	1,030,174	1,108,970
2,000,000	UTAH INFRASTRUCTURE AGY TELECOMUNICATION REVENUE	10/15/2037	5.00	2,010,220	2,035,446
620,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(f)	6/15/2027	4.25	620,000	606,423
900,000	UTAH ST CHRT SCH FIN AUTH CHRT SCH REVENUE(f)	12/15/2031	3.50	897,242	810,645
4,509,289	UTAH ST HSG CORP	12/21/2052	6.00	4,671,062	4,623,035
2,125,779	UTAH ST HSG CORP	1/21/2053	6.50	2,213,008	2,201,836
3,661,940	UTAH ST HSG CORP	4/21/2053	5.50	3,743,468	3,645,349
2,483,024	UTAH ST HSG CORP	5/21/2053	6.50	2,581,562	2,584,902
3,954,977	UTAH ST HSG CORP	6/21/2053	6.00	4,048,256	4,057,867
2,720,634	UTAH ST HSG CORP	9/21/2053	6.50	2,804,158	2,839,411
15,000	UTAH ST HSG CORP SF MTGE REVENUE	1/1/2033	5.75	15,000	15,022
1,000,000	WOOD RANCH PUB INFRASTRUCTURE DIST UT SPL ASSMNT(f)	12/1/2053	5.63	1,000,000	1,015,775
				41,482,145	40,810,455	5.40%
Vermont
335,000	VERMONT ST STUDENT ASSISTANCE CORP EDU LOAN REVENUE	6/15/2036	3.38	332,637	315,816
				332,637	315,816	0.04%
Virginia
2,000,000	CHARLES CITY VA CNTY ECON DEV AUTH SOL WST DISP REVENUE(aa)	8/1/2027	4.25	2,000,000	2,005,977
3,000,000	CHESAPEAKE BAY VA BRIDGE & TUNNEL DIST REVENUE	7/1/2041	5.00	3,045,418	3,045,865
500,000	FAIRFAX CNTY VA REDEV & HSG AUTH MF REVENUE	8/1/2039	5.60	500,000	501,161
1,000,000	JAMES CITY CNTY VA ECON DEV AUTH RSDL CARE FAC REVENUE	12/1/2058	6.88	1,005,200	1,097,371
349,000	MARQUIS VA CMNTY DEV AUTH REVENUE(g)	12/31/2040	5.63	373,459	122,150
462,000	MARQUIS VA CMNTY DEV AUTH REVENUE(v)	9/1/2041	2.91(v )	197,620	1,155
850,000	VIRGINIA BEACH VA DEV AUTH RSDL CARE FAC REVENUE	9/1/2030	6.25	850,000	873,642
1,000,000	VIRGINIA HSG DEV AUTH(aj)	7/1/2055	3.63	1,000,000	995,983
3,250,000	VIRGINIA HSG DEV AUTH	7/1/2055	4.70	3,250,000	3,268,518
1,000,000	VIRGINIA ST HSG DEV AUTH	10/1/2043	5.35	1,000,000	1,000,475
1,000,000	VIRGINIA ST HSG DEV AUTH	9/1/2050	2.50	1,000,000	669,378
1,000,000	VIRGINIA ST HSG DEV AUTH CMWLTH MTGE	11/1/2048	5.25	1,000,000	1,027,431
				15,221,697	14,609,106	1.93%
Washington
1,000,000	FRANKLIN CNTY WA SCH DIST #1 PASCO	12/1/2040	5.50	1,136,840	1,142,254
240,000	KING CNTY WA HSG AUTH	5/1/2028	5.20	240,000	243,876
1,000,000	PIKE PLACE MARKET WA PRESERVATION & DEV AUTH SPL OBLG	12/1/2040	5.00	1,008,536	1,003,271
500,000	SEATTLE WA HSG AUTH	6/1/2054	2.50	486,734	298,190
500,000	SKAGIT CNTY WA PUBLIC HOSP DIST #1	12/1/2039	5.50	530,698	540,963
1,500,000	VANCOUVER WA HSG AUTH	6/1/2038	3.00	1,496,697	1,224,108
515,000	WALLA WALLA CNTY WA SCH DIST #300 TOUCHET	12/1/2029	4.00	515,000	512,849
1,000,000	WASHINGTON ST HLTH CARE FACS AUTH	10/1/2025	5.00	1,000,000	1,000,569
130,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(f)	7/1/2025	6.00	130,063	131,445
1,000,000	WASHINGTON ST HSG FIN COMMISSION NONPROFIT HSG REVENUE(f)	1/1/2044	5.50	982,575	968,189
				7,527,143	7,065,714	0.94%
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
West Virginia
1,000,000	WEST VIRGINIA ST ECON DEV AUTH SOL WST DISP FACS(ab)	3/1/2040	3.38	$1,000,000	987,394
3,000,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2049	4.85	3,000,000	3,011,344
1,885,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2051	2.50	1,885,000	1,254,074
1,410,000	WEST VIRGINIA ST HSG DEV FUND	11/1/2053	4.85	1,410,000	1,420,173
				7,295,000	6,672,985	0.88%
Wisconsin
1,000,000	PUB FIN AUTH WI TAX INCREMENT REVNUE(f)	6/1/2041	5.00	972,769	1,018,487
446,246	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(g)(h)(j)(k)	12/31/2040	3.75	443,916	312,412
16,520	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2046	3.44(v )	2,582	497
18,299	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2047	3.32(v )	2,742	509
17,930	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2048	3.21(v )	2,592	470
17,786	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2049	3.11(v )	2,482	439
17,496	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2050	3.01(v )	2,358	399
18,980	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2051	2.92(v )	2,473	409
19,357	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2052	2.83(v )	2,434	387
19,095	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2053	2.75(v )	2,322	361
18,909	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2054	2.67(v )	2,226	335
18,634	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2055	2.60(v )	2,124	312
18,360	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2056	2.53(v )	2,027	292
106,459	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(g)(h)	7/1/2056	5.50	104,505	79,639
2,167	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2057	1.55(v )	996	32
16,287	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2057	2.47(v )	1,767	243
18,165	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2058	2.40(v )	1,866	257
17,992	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2059	2.35(v )	1,794	240
17,834	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2060	2.29(v )	1,727	224
17,573	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2061	2.24(v )	1,653	207
17,400	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2062	2.18(v )	1,592	195
17,125	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2063	2.14(v )	1,522	181
16,967	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2064	2.09(v )	1,467	171
16,823	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2065	2.04(v )	1,416	159
16,731	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2066	2.00(v )	1,369	146
215,987	PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE(f)(h)(v)	1/1/2067	1.96(v )	15,823	1,706
690,000	PUBLIC FIN AUTH WI EDU REVENUE(f)	12/15/2044	5.00	703,559	689,982
520,000	PUBLIC FIN AUTH WI EDU REVENUE(f)	6/15/2049	5.00	521,798	500,735
500,000	PUBLIC FIN AUTH WI EXEMPT FACS REVENUE	8/1/2035	4.00	475,068	481,026
1,000,000	PUBLIC FIN AUTH WI HOTEL REVENUE	2/1/2052	5.00	1,044,156	1,003,099
1,000,000	PUBLIC FIN AUTH WI HOTEL REVENUE(f)	2/1/2062	6.00	1,000,000	1,046,099
1,000,000	PUBLIC FIN AUTH WI LIMITED OBLIG REVENUE	8/1/2039	5.00	991,744	993,753
1,250,000	PUBLIC FIN AUTH WI REVENUE(f)(g)(h)	11/1/2028	6.25	1,250,000	687,500
1,000,000	PUBLIC FIN AUTH WI REVENUE(f)(g)(h)	1/1/2033	6.13	992,141	450,000
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Par/Shares	Security	Maturity date	Coupon rate	Cost	Fair value (a)	Percent of net assets
Wisconsin (Cont'd):
250,000	PUBLIC FIN AUTH WI REVENUE(f)	10/1/2034	5.00	$246,588	253,599
1,695,000	PUBLIC FIN AUTH WI REVENUE(f)	11/15/2053	4.75	1,710,673	1,253,277
80,000	RACINE CNTY WI	3/1/2026	4.00	80,000	80,047
1,000,000	UNIV HOSPS & CLINICS AUTH WI(ac)	4/1/2054	5.00	1,098,831	1,094,763
500,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	8/1/2032	5.00	512,945	414,383
330,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	3/15/2033	4.50	334,502	334,187
1,410,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	6/1/2041	5.00	1,414,263	1,355,277
1,000,000	WISCONSIN ST HLTH & EDUCTNL FACS AUTH REVENUE	10/1/2049	6.00	992,240	1,030,540
				14,949,052	13,086,976	1.73%
	Sub-total Municipal Bonds:			751,518,522	702,053,406	92.94%
Short-Term Investments:
13,211,177	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 4.37%(ak)			13,211,177	13,211,177
	Sub-total Short-Term Investments:			13,211,177	13,211,177	1.75%
	Grand total			$798,519,486	744,408,406	98.55%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Security has converted to a fixed rate as of December 5, 2024, and will be going forward.
(c)	Security has converted to a fixed rate as of August 7, 2024, and will be going forward.
(d)	Security has converted to a fixed rate as of March 26, 2024, and will be going forward.
(e)	Security has converted to a fixed rate as of October 31, 2024, and will be going forward.
(f)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Clearwater Investment Trust.

(g)	Non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.
(h)
Restricted security that has been deemed illiquid. At December 31, 2024, the value of these restricted illiquid securities amounted to $2,263,109 or
0.30% of net assets. Additional information on these restricted illiquid securities is as follows:

SECURITY	ACQUISITION DATE	ACQUISITION COST
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 7.75%, 12/31/2040	8/12/20	$1,237,500
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 6.75%, 7/1/2030	8/12/20	1,237,500
ARIZONA ST INDL DEV AUTH ECON DEV REVENUE, 6.00%, 7/1/2051	6/4/21	400,000
CAPITAL TRUST AGY FL REVENUE, 6.75%, 12/1/2035	12/2/15-1/21/16	1,748,875
CAPITAL TRUST AGY FL REVENUE, 6.75%, 7/1/2037	6/28/17	750,000
COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV, 7.25%, 5/15/2026	12/16/13	559,270
COLLIER CNTY FLA INDL DEV AUTH CONTINUING CARE CMNTY REV, 8.13%, 12/31/2040	6/27/17-4/12/18	1,462,522
LAKE CNTY OH PORT & ECON DEV AUTH LEASE REVENUE, 6.50%, 12/1/2037	10/27/17	750,000
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 5.50%, 7/1/2056	3/26/18-3/8/22	104,505
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
SECURITY	ACQUISITION DATE	ACQUISITION COST
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.75%, 12/31/2040	3/26/18	$443,916
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 1.96%, 1/1/2067	3/26/18	704-5,754
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.32%, 1/1/2047	3/26/18	60-488
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.21%, 1/1/2048	3/26/18	53-485
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.11%, 1/1/2049	3/26/18	52-481
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.01%, 1/1/2050	3/26/18	50-474
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.92%, 1/1/2051	3/26/18	49-519
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.83%, 1/1/2052	3/26/18	64-516
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.75%, 1/1/2053	3/26/18	63-509
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.67%, 1/1/2054	3/26/18	61-505
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.60%, 1/1/2055	3/26/18	60-498
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.53%, 1/1/2056	3/26/18	59-491
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 1.55%, 1/1/2057	3/26/18	845
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.40%, 1/1/2058	3/26/18	63-481
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.35%, 1/1/2059	3/26/18	61-477
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.29%, 1/1/2060	3/26/18	60-473
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.24%, 1/1/2061	3/26/18	59-466
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.18%, 1/1/2062	3/26/18	58-463
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.14%, 1/1/2063	3/26/18	56-456
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.09%, 1/1/2064	3/26/18	55-452
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
SECURITY	ACQUISITION DATE	ACQUISITION COST
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.04%, 1/1/2065	3/26/18	$54-449
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.00%, 1/1/2066	3/26/18	58-442
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 2.47%, 1/1/2057	3/26/18	488
PUBLIC FIN AUTH WI CONFERENCE CENTER & HOTEL REVENUE, 3.44%, 1/1/2046	3/26/18	495
PUBLIC FIN AUTH WI REVENUE, 6.25%, 11/1/2028	4/3/17	1,250,000
PUBLIC FIN AUTH WI REVENUE, 6.13%, 1/1/2033	8/16/18	988,170
SOUTH CAROLINA ST JOBS-ECON DEV AUTH SOL WST DISP REVENUE, 6.00%, 6/1/2031	6/16/21	1,000,000

(i)	Security has converted to a fixed rate as of December 14, 2023, and will be going forward.
(j)	Variable or floating rate security. Rate as of December 31, 2024 is disclosed.
(k)	These securities are remarketed by an agent, and the rate at which these securities are set are determined by general market conditions and supply and demand.
(l)	For step bonds, the coupon rate disclosed is the current rate in effect.
(m)	Security has converted to a fixed rate as of August 27, 2024, and will be going forward.
(n)	Security has converted to a fixed rate as of October 10, 2024, and will be going forward.
(o)	Security has converted to a fixed rate as of September 1, 2007, and will be going forward.
(p)	Security has converted to a fixed rate as of May 30, 2024, and will be going forward.
(q)	Security has converted to a fixed rate as of December 16, 2022, and will be going forward.
(r)	Security has converted to a fixed rate as of April 24, 2023, and will be going forward.
(s)	Security has converted to a fixed rate as of June 25, 2024, and will be going forward.
(t)	Security has converted to a fixed rate as of December 18, 2024, and will be going forward.
(u)	Security has converted to a fixed rate as of December 6, 2024, and will be going forward.
(v)	Zero coupon bond. Yield disclosed as of December 31, 2024.
(w)	Security has converted to a fixed rate as of June 21, 2023, and will be going forward.
(x)	Security has converted to a fixed rate as of December 1, 2024, and will be going forward.
(y)	Security has converted to a fixed rate as of August 1, 2024, and will be going forward.
(z)	Security has converted to a fixed rate as of June 1, 2024, and will be going forward.
(aa)	Security has converted to a fixed rate as of July 1, 2024, and will be going forward.
(ab)	Security has converted to a fixed rate as of April 1, 2024, and will be going forward.
(ac)	Security has converted to a fixed rate as of July 25, 2024, and will be going forward.
(ad)	Security has converted to a fixed rate as of December 12, 2024, and will be going forward.
(ae)	Security has converted to a fixed rate as of June 27, 2024, and will be going forward.
(af)	Security has converted to a fixed rate as of December 19, 2024, and will be going forward.
(ag)	Security has converted to a fixed rate as of August 3, 2023, and will be going forward.
(ah)	Security has converted to a fixed rate as of November 28, 2023, and will be going forward.
(ai)	Security has converted to a fixed rate as of July 21, 2023, and will be going forward.
(aj)	Security has converted to a fixed rate as of November 21, 2024, and will be going forward.
(ak)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2023, the value of the Clearwater Tax-Exempt Bond Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was
$20,108,356 with net sales of $6,897,179 during the fiscal year ended December 31, 2024.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
At December 31, 2024, the Clearwater Tax-Exempt Bond Fund had open futures contracts as follows:
Type	Number of Contracts	Notional Amount (000s)	Contract Position	Contract Exp.	Value and Unrealized Appreciation (Depreciation) (000s)
10-Year U.S. Treasury Note	345	$(37,519)	Short	3/25	$404
5-Year U.S. Treasury Note	213	(22,643)	Short	3/25	128
U.S. Treasury Long Bond	104	(11,840)	Short	3/25	303
Ultra 10-Year U.S. Treasury Note	155	(17,253)	Short	3/25	216
					$1,051
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater Tax-Exempt Bond Fund
December 31, 2024
Clearwater Tax-Exempt Bond Fund Portfolio Diversification
(as a percentage of net assets)

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024

Shares	Security	Cost	Fair value (a)	Percent of net assets
Common Stocks:
Australia:
275,180	ADAIRS LTD.	$331,893	460,005
10,590	ANZ GROUP HOLDINGS LTD.	95,677	186,636
288	ASX LTD.	5,293	11,578
25,087	ATLASSIAN CORP., CLASS A(b)	4,500,162	6,105,674
286,800	BEACH ENERGY LTD.	352,735	249,569
19,563	BHP GROUP LTD. SP ADR(c)	984,689	955,261
17,400	BRAMBLES LTD.	64,294	206,854
151,800	CEDAR WOODS PROPERTIES LTD.	545,697	517,507
971	COCHLEAR LTD.	35,893	173,937
11,330	COMMONWEALTH BANK OF AUSTRALIA	245,530	1,071,875
9,576	CSL LTD.	226,091	1,668,095
68,300	EAGERS AUTOMOTIVE LTD.	462,329	499,424
649,200	EMECO HOLDINGS LTD.(b)	351,482	367,773
97,180	FORTESCUE LTD.	212,026	1,090,290
19,923	GOODMAN GROUP	57,689	439,687
1,039,600	GRANGE RESOURCES LTD.	584,855	141,570
208,100	HELIA GROUP LTD.	425,619	574,539
45,867	HUB24 LTD.	635,267	1,967,893
7,819	MACQUARIE GROUP LTD.	175,414	1,073,584
44,772	NATIONAL AUSTRALIA BANK LTD.	551,214	1,025,503
174,600	NEW HOPE CORP. LTD.	300,065	536,047
26,749	NORTHERN STAR RESOURCES LTD.	133,395	256,682
552,000	PERSEUS MINING LTD.	946,622	882,719
166,000	QANTAS AIRWAYS LTD.(b)	569,833	919,617
2,468	RAMSAY HEALTH CARE LTD.	49,765	52,768
16,999	RIO TINTO LTD.	533,452	1,236,316
20,500	SANTOS LTD.	45,732	85,195
5,884	SEEK LTD.	49,598	81,929
39,820	SONIC HEALTHCARE LTD.	470,951	664,426
57,859	SOUTH32 LTD.	37,235	122,111
223,919	STOCKLAND	534,383	666,093
75,800	SUPER RETAIL GROUP LTD.	517,213	710,392
13,099	TRANSURBAN GROUP	36,728	108,381
12,261	TREASURY WINE ESTATES LTD.	49,081	85,983
204,600	VENTIA SERVICES GROUP PTY. LTD.	440,716	454,551
8,635	WESFARMERS LTD.	249,487	381,399
880,823	ZIP CO. LTD.(b)	1,955,265	1,602,307
		17,763,370	27,634,170	2.70%
Austria:
18,200	BAWAG GROUP A.G.(b)(d)	714,959	1,529,040
1,727	ERSTE GROUP BANK A.G.	28,884	106,704
135	OMV A.G.	4,900	5,217
391	STRABAG S.E. (BEARER)	8,563	15,995
32,400	TELEKOM AUSTRIA A.G.	198,757	266,778
19,300	VIENNA INSURANCE GROUP A.G. WIENER VERSICHERUNG GRUPPE	527,665	606,371
		1,483,728	2,530,105	0.25%
Belgium:
7,120	AGEAS S.A./N.V.	106,908	345,928
99,871	AZELIS GROUP N.V.	1,926,742	1,958,413
102,700	ECONOCOM GROUP S.A./N.V.	381,201	198,297
7,900	FAGRON	144,680	136,951
41,531	GROUPE BRUXELLES LAMBERT N.V.	3,463,511	2,839,097
3,413	KBC GROUP N.V.	77,680	262,753
10,200	TESSENDERLO GROUP S.A.	441,457	199,701
2,245	UCB S.A.	107,034	445,532
		6,649,213	6,386,672	0.62%
Brazil:
129,000	CAMIL ALIMENTOS S.A.	274,164	121,713
166,952	CI&T, INC., CLASS A(b)	2,178,463	1,013,399
92,700	CIA DE SANEAMENTO DE MINAS GERAIS COPASA MG	404,662	312,329
246,800	EMBRAER S.A.(b)	1,841,414	2,260,940
376,620	INTER & CO., INC.	2,200,702	1,589,336
408,099	NU HOLDINGS LTD., CLASS A(b)	4,165,389	4,227,906
88,100	ODONTOPREV S.A.	206,925	154,891
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Brazil (Cont'd):
148,021	TELEFONICA BRASIL S.A. ADR(b)(c)	$1,422,861	1,117,558
106,600	VIBRA ENERGIA S.A.	500,792	307,875
		13,195,372	11,105,947	1.09%
Canada:
111,191	ALIMENTATION COUCHE-TARD, INC.	3,499,956	6,166,577
7,866	ALTAGAS LTD.	135,598	183,209
31,200	ARTIS REAL ESTATE INVESTMENT TRUST	283,299	159,750
63,159	ATKINSREALIS GROUP, INC.	3,117,875	3,350,729
7,478	BROOKFIELD RENEWABLE CORP.	174,728	206,841
11,000	BRP, INC. (SUB VOTING)	430,510	560,235
3,300	CAMECO CORP.	176,863	169,587
9,230	CANADIAN NATURAL RESOURCES LTD.	252,893	284,930
135,204	CANADIAN NATURAL RESOURCES LTD. (TORONTO EXCHANGE)	4,501,063	4,174,304
97,598	CANADIAN PACIFIC KANSAS CITY LTD.	2,605,777	7,063,167
9,100	CANADIAN TIRE CORP. LTD., CLASS A	967,543	957,322
47,300	CASCADES, INC.	494,913	391,904
13,725	CCL INDUSTRIES, INC., CLASS B	551,253	706,086
12,600	CELESTICA, INC.(b)	402,365	1,162,834
39,952	CELESTICA, INC. (NEW YORK EXCHANGE)(b)	941,851	3,687,570
44,186	CI FINANCIAL CORP.	635,497	951,069
340	CONSTELLATION SOFTWARE, INC.	377,126	1,051,354
71,716	DEFINITY FINANCIAL CORP.	2,890,450	2,916,136
70,764	DOCEBO, INC.(b)	2,659,096	3,173,291
6,582	DOLLARAMA, INC.	86,132	642,334
108,400	DUNDEE PRECIOUS METALS, INC.	871,374	983,364
35,500	EMPIRE CO. LTD.	976,438	1,083,930
27,764	ENBRIDGE, INC.	1,114,095	1,178,027
332	FAIRFAX FINANCIAL HOLDINGS LTD.	109,228	461,929
27,400	FINNING INTERNATIONAL, INC.	794,187	726,054
4,500	GFL ENVIRONMENTAL, INC. (SUB VOTING)	198,022	200,430
17,600	IA FINANCIAL CORP., INC.	796,425	1,632,357
3,196	IMPERIAL OIL LTD.	141,353	196,874
415	INTACT FINANCIAL CORP.	33,776	75,563
1,100	INTERNATIONAL PETROLEUM CORP.(b)	2,833	12,645
2,635	LOBLAW COS. LTD.	101,823	346,769
921	LUMINE GROUP, INC.(b)	9,604	26,359
14,941	MAGNA INTERNATIONAL, INC.	634,984	624,384
3,000	METRO, INC.	54,328	188,146
73,700	MULLEN GROUP LTD.	791,421	747,536
19,328	NATIONAL BANK OF CANADA	618,005	1,761,968
282,000	OCEANAGOLD CORP.	577,376	780,799
3,028	ONEX CORP.	138,833	236,519
7,493	OPEN TEXT CORP.	205,449	212,202
7,809	PARKLAND CORP.	166,853	176,612
23,037	PEMBINA PIPELINE CORP.	732,001	851,217
27,600	PIZZA PIZZA ROYALTY CORP.	176,819	249,801
2,253	POWER CORP. OF CANADA	51,403	70,280
117,547	PRAIRIESKY ROYALTY LTD.	1,881,919	2,292,144
22,300	QUEBECOR, INC., CLASS B	492,234	488,678
3,916	RESTAURANT BRANDS INTERNATIONAL, INC.	219,594	255,245
4,500	ROYAL BANK OF CANADA	533,548	542,295
1,000	SHOPIFY, INC., CLASS A(b)	108,495	106,330
1,080	SOUTH BOW CORP.	22,447	25,456
168,063	SUNCOR ENERGY, INC.	4,122,115	5,999,035
7,968	TC ENERGY CORP.	302,014	370,751
1,358	TFI INTERNATIONAL, INC.	127,516	183,504
42,400	TRICAN WELL SERVICE LTD.	145,075	151,318
416	TRISURA GROUP LTD.(b)	490	11,281
22,400	WAJAX CORP.	299,375	326,623
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Canada (Cont'd):
23,778	WASTE CONNECTIONS, INC.	$3,355,091	4,079,829
		46,091,331	65,615,483	6.41%
Chile:
206,700	CENCOSUD S.A.	279,501	456,984
		279,501	456,984	0.04%
China:
654,000	3SBIO, INC.(b)(d)	426,195	512,419
662,876	ALIBABA GROUP HOLDING LTD.	9,080,348	7,034,750
413,762	ANHUI CONCH CEMENT CO. LTD., CLASS H	2,007,766	1,062,812
318,000	ANHUI EXPRESSWAY CO. LTD., CLASS H	381,648	438,934
1,590,000	AVICHINA INDUSTRY & TECHNOLOGY CO. LTD., CLASS H	699,827	791,132
656,000	CHINA BLUECHEMICAL LTD., CLASS H	177,444	181,767
839,000	CHINA FEIHE LTD.(d)	457,946	588,800
529,000	CHINA NONFERROUS MINING CORP. LTD.	465,030	356,935
1,191,000	CHINA SUNTIEN GREEN ENERGY CORP. LTD., CLASS H	329,834	563,837
116,000	HENGAN INTERNATIONAL GROUP CO. LTD.	739,020	335,330
327,000	HUYA, INC. ADR(c)	1,726,202	1,003,890
89,265	KANZHUN LTD. ADR(b)(c)	1,445,057	1,231,857
385,400	MEITUAN, CLASS B(b)(d)	9,491,383	7,477,444
187,500	NETDRAGON WEBSOFT HOLDINGS LTD.	425,716	246,677
221,000	SINOTRUK HONG KONG LTD.	413,859	648,705
719,000	TRAVELSKY TECHNOLOGY LTD., CLASS H	1,105,138	959,691
238,000	ZHEJIANG EXPRESSWAY CO. LTD., CLASS H	195,484	171,312
		29,567,897	23,606,292	2.31%
Denmark:
75,620	ALK-ABELLO A/S(b)	1,008,510	1,680,885
44	AP MOLLER - MAERSK A/S, CLASS A	34,206	70,675
65	AP MOLLER - MAERSK A/S, CLASS B	50,354	107,648
1,300	CARLSBERG A/S, CLASS B	50,752	124,532
2,288	COLOPLAST A/S, CLASS B	117,799	250,526
22,200	D/S NORDEN A/S	318,701	658,560
12,005	DANSKE BANK A/S	141,793	339,650
3,896	DEMANT A/S(b)	70,444	143,681
2,447	DSV A/S	121,246	518,076
14,281	NOVO NORDISK A/S ADR(c)	1,468,941	1,228,452
141,439	NOVO NORDISK A/S, CLASS B	9,027,378	12,173,264
2,460	NOVONESIS (NOVOZYMES), CLASS B	38,505	138,828
2,802	PANDORA A/S	27,668	512,534
12,200	PER AARSLEFF HOLDING A/S	552,758	850,683
245	ROCKWOOL A/S, CLASS B	37,155	86,833
40,800	SPAR NORD BANK A/S	620,980	1,167,108
218	SVITZER GROUP A/S(b)	3,320	6,827
6,910	VESTAS WIND SYSTEMS A/S(b)	62,107	94,648
		13,752,617	20,153,410	1.97%
Egypt:
159,800	ABOU KIR FERTILIZERS & CHEMICAL INDUSTRIES	416,952	153,742
635,500	EASTERN CO. S.A.E.	336,539	368,759
		753,491	522,501	0.05%
Finland:
86,258	AMER SPORTS, INC.(b)	1,367,323	2,411,774
9,600	CARGOTEC OYJ, CLASS B	305,706	510,116
21,200	KEMIRA OYJ	347,590	428,561
5,584	KESKO OYJ, CLASS B	30,705	105,240
3,256	KONE OYJ, CLASS B	35,675	158,337
9,400	KONECRANES OYJ	323,925	599,010
21,225	NESTE OYJ	67,704	267,980
431,362	NOKIA OYJ	1,689,124	1,905,840
728,842	NOKIA OYJ ADR(c)(e)	3,169,124	3,228,770
46,541	NORDEA BANK ABP	419,121	506,544
4,062	SAMPO OYJ, CLASS A(b)	33,358	164,901
15,829	STORA ENSO OYJ (REGISTERED)	75,698	160,223
11,934	UPM-KYMMENE OYJ	99,929	328,248
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Finland (Cont'd):
38,449	VALMET OYJ	$999,027	927,460
		8,964,009	11,703,004	1.14%
France:
6,167	AIRBUS S.E.	78,207	982,907
21,399	AXA S.A.	257,534	760,847
15,160	BNP PARIBAS S.A.	712,479	928,453
22,858	CANAL+ S.A.(b)	84,090	58,090
21,432	CAPGEMINI S.E.	3,299,032	3,496,125
17,497	CIE DE SAINT-GOBAIN	382,786	1,540,184
8,124	CIE GENERALE DES ETABLISSEMENTS MICHELIN S.C.A.	78,557	266,763
22,600	COFACE S.A.	271,502	336,669
11,447	COVIVIO S.A.	483,830	578,380
43,315	CREDIT AGRICOLE S.A.	349,095	596,344
199,031	DANONE S.A.	12,474,561	13,391,702
1,697	EDENRED	24,660	55,437
591	ESSILORLUXOTTICA S.A.	53,785	142,296
2,068	ESSILORLUXOTTICA S.A. (EURONEXT PARIS EXCHANGE)	286,293	502,522
2,901	EURAZEO S.E.	76,265	214,509
139,123	EXOSENS SAS(b)	3,005,335	2,800,365
6,524	GETLINK S.E.	50,218	103,861
376	HERMES INTERNATIONAL S.C.A.	464,612	897,057
3,399	INFOTEL S.A.	145,404	152,095
8,900	IPSEN S.A.	736,413	1,017,743
9,500	KAUFMAN & BROAD S.A.	362,957	319,422
671	KLEPIERRE S.A.	8,398	19,326
6,263	L'OREAL S.A.	660,831	2,211,199
22,858	LOUIS HACHETTE GROUP(b)	28,827	35,753
3,788	LVMH MOET HENNESSY LOUIS VUITTON S.E.	267,174	2,476,933
58,600	MERCIALYS S.A.	617,151	612,379
14,296	MERSEN S.A.	465,081	303,790
2,260	PERNOD RICARD S.A.	123,838	252,764
65,754	PLANISWARE S.A.(b)	1,930,540	1,920,487
110,092	PLUXEE N.V.	2,762,902	2,119,480
1,591	PUBLICIS GROUPE S.A.	77,950	168,552
2,858	RENAULT S.A.	56,206	138,476
12,500	REXEL S.A.	231,863	315,543
84,722	SAFRAN S.A.	12,929,908	18,507,200
278	SCHNEIDER ELECTRIC S.E.	8,838	69,841
30,038	SCHNEIDER ELECTRIC S.E. (EURONEXT PARIS EXCHANGE)	3,373,800	7,425,300
14,443	SOCIETE GENERALE S.A.	201,715	404,389
4,719	SODEXO S.A.(b)	304,678	388,854
7,150	SODEXO S.A.(b)	475,096	589,173
26,560	SODEXO S.A. (EURONEXT PARIS EXCHANGE)	1,651,410	2,188,399
34,751	SOITEC(b)	3,072,780	3,113,683
51,800	TELEVISION FRANCAISE 1	458,222	390,901
1,413	THALES S.A.	81,763	201,602
13,543	TOTALENERGIES S.E. ADR(c)	679,378	738,094
13,514	VEOLIA ENVIRONNEMENT S.A.	143,775	378,187
10,500	VICAT S.A.	406,419	397,833
6,739	VINCI S.A.	270,019	691,626
22,858	VIVENDI S.E.	196,031	60,451
		55,162,208	75,261,986	7.35%
Georgia:
11,300	TBC BANK GROUP PLC	401,480	441,362
		401,480	441,362	0.04%
Germany:
1,793	ADIDAS A.G.	58,332	440,305
7,837	ALLIANZ S.E. (REGISTERED)	679,161	2,401,597
9,733	BASF S.E.	392,845	427,993
3,104	BAYERISCHE MOTOREN WERKE A.G.	225,884	253,977
828	BEIERSDORF A.G.	35,556	106,312
101,472	BRENNTAG S.E.	6,916,794	6,083,571
5,205	DAIMLER TRUCK HOLDING A.G.	126,102	198,669
38,841	DELIVERY HERO S.E.(b)(d)	975,555	1,093,161
910	DEUTSCHE BOERSE A.G.	44,452	209,689
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Germany (Cont'd):
22,387	DEUTSCHE LUFTHANSA A.G. (REGISTERED)	$128,838	142,973
28,100	DEUTSCHE PFANDBRIEFBANK A.G.(b)(d)	348,586	139,354
17,828	DEUTSCHE POST A.G.	210,542	627,600
17,468	DEUTSCHE TELEKOM A.G. (REGISTERED)	246,334	522,768
16,600	FREENET A.G.	390,975	473,458
55,214	FRESENIUS MEDICAL CARE A.G.	3,541,687	2,513,986
6,137	FRESENIUS S.E. & CO. KGAA(b)	142,558	213,166
17,800	GFT TECHNOLOGIES S.E.	540,242	408,422
2,246	HANNOVER RUECK S.E.	94,321	561,578
4,440	HEIDELBERG MATERIALS A.G.	183,098	548,533
20,563	INFINEON TECHNOLOGIES A.G.	112,405	667,907
3,400	JOST WERKE S.E.(d)	108,857	160,294
1,916	KION GROUP A.G.	36,282	63,235
6,100	KRONES A.G.	763,872	758,303
8,791	MERCEDES-BENZ GROUP A.G.	481,778	489,929
2,159	MERCK KGAA	96,589	312,828
3,091	MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT A.G. IN MUENCHEN (REGISTERED)	382,823	1,554,798
7,761	PUBLITY A.G.(b)(e)	253,482	2,780
662	RHEINMETALL A.G.	105,250	421,386
3,230	RWE A.G.	68,611	96,444
39,966	SAP S.E.	9,986,977	9,781,006
58,041	SCOUT24 S.E.(d)	3,766,151	5,115,948
12,193	SIEMENS A.G. (REGISTERED)	724,684	2,381,073
130,438	SIEMENS ENERGY A.G.(b)	5,721,814	6,806,353
24,300	UNITED INTERNET A.G. (REGISTERED)	842,800	394,339
		38,734,237	46,373,735	4.53%
Hong Kong:
176,800	AIA GROUP LTD.	567,870	1,278,959
46,000	BOC HONG KONG HOLDINGS LTD.	63,016	147,777
408,000	CHINA MEDICAL SYSTEM HOLDINGS LTD.	472,941	396,912
670,000	CITIC TELECOM INTERNATIONAL HOLDINGS LTD.	246,453	201,093
48,544	CK ASSET HOLDINGS LTD.	130,843	199,396
2,000	CLP HOLDINGS LTD.	13,542	16,816
558,000	FIRST PACIFIC CO. LTD.	200,311	323,569
18,000	GALAXY ENTERTAINMENT GROUP LTD.	39,054	75,837
608,500	GRAND PHARMACEUTICAL GROUP LTD.	389,449	376,762
25,331	HENDERSON LAND DEVELOPMENT CO. LTD.	45,544	76,797
134,000	KINGBOARD HOLDINGS LTD.	630,206	322,471
40,500	LINK REIT	84,196	171,304
16,500	MTR CORP. LTD.	38,268	57,576
66,500	NETEASE CLOUD MUSIC, INC.(b)(d)	1,150,897	977,879
388,000	PAX GLOBAL TECHNOLOGY LTD.	368,074	268,279
2,786,000	SINOFERT HOLDINGS LTD.(b)	377,076	437,658
1,024,000	SSY GROUP LTD.	465,746	471,243
49,500	SWIRE PACIFIC LTD., CLASS A	316,208	449,257
7,000	TECHTRONIC INDUSTRIES CO. LTD.	44,938	92,278
892,000	UNITED LABORATORIES INTERNATIONAL HOLDINGS (THE) LTD.	611,829	1,425,711
469,800	VALUETRONICS HOLDINGS LTD.	216,550	213,464
626,000	VSTECS HOLDINGS LTD.	568,356	419,142
418,000	XINYI GLASS HOLDINGS LTD.	481,711	425,054
358,000	YUEXIU TRANSPORT INFRASTRUCTURE LTD.	311,883	177,463
		7,834,961	9,002,697	0.88%
India:
21,300	AMARA RAJA ENERGY & MOBILITY LTD.	161,520	297,641
34,419	BSE LTD.	1,649,580	2,140,995
511,000	CESC LTD.	527,922	1,107,870
115,100	CHAMBAL FERTILISERS AND CHEMICALS LTD.	693,702	662,353
56,600	CHENNAI PETROLEUM CORP. LTD.	628,362	412,475
96,600	GUJARAT STATE FERTILIZERS & CHEMICALS LTD.	160,127	222,314
511,870	HCL TECHNOLOGIES LTD.	4,838,273	11,451,977
197,325	ICICI BANK LTD. ADR(c)	4,439,653	5,892,125
368,800	JAMMU & KASHMIR BANK (THE) LTD.	496,169	432,793
172,500	JINDAL SAW LTD.	616,517	587,135
108,100	LIC HOUSING FINANCE LTD.	554,741	752,218
96,200	MAHARASHTRA SEAMLESS LTD.	826,853	784,730
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
India (Cont'd):
134,466	MANGALORE CHEMICALS & FERTILIZERS LTD.	$246,010	240,683
555,234	MUTHOOT MICROFIN LTD.(b)	1,889,724	1,132,183
59,500	NAVA LTD.	86,193	685,562
1,363,800	NMDC LTD.	552,018	1,046,659
454,600	NMDC STEEL LTD.(b)	218,274	229,186
273,150	OIL INDIA LTD.	563,046	1,374,310
78,948	PB FINTECH LTD.(b)	1,088,928	1,941,784
199,800	PETRONET LNG LTD.	538,925	807,276
56,089	POLY MEDICURE LTD.	1,654,915	1,711,150
460,200	REDINGTON LTD.	919,384	1,074,555
		23,350,836	34,987,974	3.42%
Indonesia:
3,792,100	AKR CORPORINDO TBK PT	352,885	264,406
3,584,300	ALAMTRI RESOURCES INDONESIA TBK PT	411,898	535,623
9,998,400	BANK SYARIAH INDONESIA TBK PT	1,486,567	1,685,685
8,194,900	ERAJAYA SWASEMBADA TBK PT	345,258	205,853
1,094,700	INDOFOOD SUKSES MAKMUR TBK PT	488,225	522,775
1,324,000	MATAHARI DEPARTMENT STORE TBK PT	151,981	115,523
		3,236,814	3,329,865	0.33%
Ireland:
44,400	DALATA HOTEL GROUP PLC	195,321	213,908
3,568	DCC PLC	188,707	229,187
97,065	EXPERIAN PLC	1,572,502	4,152,437
36,248	ICON PLC(b)	6,457,976	7,601,568
920	KERRY GROUP PLC, CLASS A	50,283	88,696
17,539	RYANAIR HOLDINGS PLC	235,787	345,198
		8,700,576	12,630,994	1.23%
Israel:
48,641	BANK HAPOALIM B.M.	229,967	587,828
68,700	HAREL INSURANCE INVESTMENTS & FINANCIAL SERVICES LTD.	799,141	949,925
15,382	ITURAN LOCATION AND CONTROL LTD.	400,452	479,149
29,044	MIZRAHI TEFAHOT BANK LTD.	475,042	1,256,948
22,110	MONDAY.COM LTD.(b)	4,978,807	5,205,579
22,300	PLUS500 LTD.	728,202	755,905
5,800	RAMI LEVY CHAIN STORES HASHIKMA MARKETING 2006 LTD.	397,897	394,160
		8,009,508	9,629,494	0.94%
Italy:
416,800	A2A S.P.A.	806,512	924,669
42,000	BANCA IFIS S.P.A.	804,497	921,236
25,272	BANCA MEDIOLANUM S.P.A.	87,322	300,620
53,488	BUZZI S.P.A.	2,365,135	1,976,240
37,920	ENEL S.P.A.	178,324	271,238
22,856	FERRARI N.V.	3,763,772	9,806,173
375,900	IREN S.P.A.	999,472	746,238
2,133	IVECO GROUP N.V.	4,835	20,735
10,070	LEONARDO S.P.A.	50,331	271,034
176,876	LOTTOMATICA GROUP S.P.A.	2,297,034	2,356,812
44,692	MEDIOBANCA BANCA DI CREDITO FINANZIARIO S.P.A.	349,727	651,191
121,800	MFE-MEDIAFOREUROPE N.V., CLASS A	475,447	372,045
132,300	PIAGGIO & C S.P.A.	312,273	298,226
104,200	PIRELLI & C S.P.A.(d)	506,260	592,825
34,652	TERNA - RETE ELETTRICA NAZIONALE	130,368	273,658
63,644	UNICREDIT S.P.A.	671,591	2,540,956
59,900	UNIPOL GRUPPO S.P.A.	314,909	745,985
		14,117,809	23,069,881	2.25%
Japan:
17,000	ADEKA CORP.	215,289	302,889
400	AEON REIT INVESTMENT CORP.	470,169	322,108
6,900	AISIN CORP.	37,584	77,068
15,000	AJINOMOTO CO., INC.	116,767	610,363
23,000	ARCS CO. LTD.	480,595	379,174
16,500	ASAHI GROUP HOLDINGS LTD.	83,346	172,920
13,000	ASAHI KASEI CORP.	46,220	89,542
22,100	ASAHI YUKIZAI CORP.	276,792	623,936
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
37,000	ASTELLAS PHARMA, INC.	$236,149	358,960
4,500	BANDAI NAMCO HOLDINGS, INC.	14,652	107,082
13,800	BRIDGESTONE CORP.(e)	205,726	463,947
32,100	BROTHER INDUSTRIES LTD.	541,898	543,813
24,700	BUNKA SHUTTER CO. LTD.	178,038	302,924
32,500	CHIBA BANK (THE) LTD.	178,628	252,631
13,500	CHUGAI PHARMACEUTICAL CO. LTD.(e)	82,278	593,939
55,900	CONCORDIA FINANCIAL GROUP LTD.	180,730	309,626
28,400	CREDIT SAISON CO. LTD.	361,395	657,816
55,000	CRESCO LTD.	342,183	425,690
29,100	DAIICHI SANKYO CO. LTD.	150,922	799,880
29,500	DAITRON CO. LTD.	489,565	510,944
7,400	DAIWA HOUSE INDUSTRY CO. LTD.	74,451	226,664
8,900	DAIWABO HOLDINGS CO. LTD.	71,162	172,968
32,800	DENSO CORP.	185,234	455,084
3,300	DENTSU GROUP, INC.	56,753	80,597
11,500	ELEMATEC CORP.	96,806	173,725
20,400	EXEDY CORP.	319,517	566,270
3,300	FAST RETAILING CO. LTD.	136,395	1,114,705
34,200	FJ NEXT HOLDINGS CO. LTD.	337,056	261,988
26,100	FUJIFILM HOLDINGS CORP.	163,215	541,635
38,100	FUJIKURA LTD.	1,568,503	1,557,520
18,500	FUJITSU LTD.	70,423	324,950
6,400	FUKUDA DENSHI CO. LTD.	294,828	294,634
16,400	FURUNO ELECTRIC CO. LTD.	146,348	276,160
110,000	GENDA, INC.(b)(e)	2,108,313	1,765,580
109,800	GUNMA BANK (THE) LTD.	500,229	734,911
23,400	HANWA CO. LTD.	846,909	732,825
95,000	HITACHI LTD.	295,895	2,334,967
4,300	HORIBA LTD.	225,015	246,026
20,100	HOSOKAWA MICRON CORP.	606,302	533,088
5,300	HOYA CORP.	112,594	658,578
39,700	IDOM, INC.	235,556	284,262
40,800	INNOTECH CORP.	377,287	356,291
15,200	INPEX CORP.	144,096	190,385
108,100	INTEGRAL CORP.	1,647,723	2,996,817
18,200	ITOCHU CORP.	192,005	895,834
12,800	ITOHAM YONEKYU HOLDINGS, INC.	383,082	322,173
49,400	IYOGIN HOLDINGS, INC.	400,869	476,990
12,800	JACCS CO. LTD.	273,542	315,508
82,800	JAPAN ELEVATOR SERVICE HOLDINGS CO. LTD.	885,182	1,521,121
52,800	JAPAN LIFELINE CO. LTD.	391,231	461,089
79,500	JAPAN PETROLEUM EXPLORATION CO. LTD.	536,302	577,147
107,500	JAPAN PULP & PAPER CO. LTD.	468,686	464,471
14,300	JAPAN TOBACCO, INC.(e)	255,669	367,801
110,400	JVCKENWOOD CORP.	611,756	1,220,178
37,800	KAGA ELECTRONICS CO. LTD.	477,103	689,254
3,500	KAJIMA CORP.	15,004	63,491
26,900	KANAMOTO CO. LTD.	620,666	574,541
12,300	KANEKA CORP.	387,968	290,992
29,762	KDDI CORP.	238,488	948,625
7,200	KEISEI ELECTRIC RAILWAY CO. LTD.	22,185	64,417
3,924	KEYENCE CORP.	180,512	1,596,686
30,000	KIKKOMAN CORP.	52,867	331,928
67,600	KITZ CORP.	466,295	484,869
22,400	KOMERI CO. LTD.	432,959	468,701
2,300	KONAMI GROUP CORP.	50,313	213,793
21,000	KUBOTA CORP.(e)	129,773	242,672
20,700	KUREHA CORP.	316,117	376,150
1,600	KYOCERA CORP.	11,033	15,860
148,400	KYOTO FINANCIAL GROUP, INC.	2,450,867	2,189,013
5,000	KYOWA KIRIN CO. LTD.	54,616	75,046
122,800	LIFEDRINK CO., INC.	1,663,090	1,762,132
10,000	MARUBENI CORP.	97,001	149,847
5,300	MARUWA CO. LTD.	1,592,700	1,598,937
7,700	MAZDA MOTOR CORP.	38,348	52,121
126,800	MEBUKI FINANCIAL GROUP, INC.	269,973	512,330
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
4,800	MEIJI HOLDINGS CO. LTD.	$38,749	97,569
7,900	MELCO HOLDINGS, INC.	108,950	110,776
48,300	MIRAIT ONE CORP.	598,489	702,149
4,500	MITSUBISHI CHEMICAL GROUP CORP.	14,284	22,645
52,500	MITSUBISHI CORP.	230,376	858,882
8,500	MITSUBISHI GAS CHEMICAL CO., INC.	75,149	150,867
12,900	MITSUBISHI HC CAPITAL, INC.	33,945	85,446
534,200	MITSUBISHI HEAVY INDUSTRIES LTD.	6,297,563	7,482,712
21,200	MITSUBISHI SHOKUHIN CO. LTD.	523,817	671,634
16,900	MITSUBISHI UFJ FINANCIAL GROUP, INC.	198,148	198,193
33,200	MITSUI & CO. LTD.	187,177	688,868
7,400	MITSUI CHEMICALS, INC.	87,469	161,478
4,800	MITSUI OSK LINES LTD.	108,940	166,696
9,300	MITSUI-SOKO HOLDINGS CO. LTD.	187,966	436,836
61,800	MIURA CO. LTD.	1,576,241	1,545,439
79,700	MONEY FORWARD, INC.(b)	2,898,826	2,418,202
20,400	MUGEN ESTATE CO. LTD.	117,733	240,146
22,500	MURATA MANUFACTURING CO. LTD.	101,583	359,604
20,200	NANTO BANK (THE) LTD.	470,557	414,191
4,500	NEC CORP.	151,340	386,581
4,500	NICHIAS CORP.	79,642	158,505
12,000	NIDEC CORP.	70,097	215,386
45,300	NINTENDO CO. LTD.	1,190,348	2,638,669
45,600	NIPPON EXPRESS HOLDINGS, INC.(e)	773,234	690,421
760,000	NIPPON TELEGRAPH & TELEPHONE CORP.	342,697	760,405
9,300	NIPPON YUSEN K.K.	39,009	309,189
39,200	NISHI-NIPPON FINANCIAL HOLDINGS, INC.	273,326	505,228
3,600	NISSIN FOODS HOLDINGS CO. LTD.	43,959	86,743
3,000	NITERRA CO. LTD.	28,359	95,620
2,700	NITORI HOLDINGS CO. LTD.	87,310	320,415
16,000	NITTO DENKO CORP.	77,639	267,556
7,000	NITTO FUJI FLOUR MILLING CO. LTD.	211,323	300,348
24,800	NOMURA REAL ESTATE HOLDINGS, INC.	548,769	609,248
9,801	NOMURA RESEARCH INSTITUTE LTD.	43,930	288,330
16,000	NSW, INC.	308,868	313,573
7,000	NTT DATA GROUP CORP.	36,519	132,933
27,100	OBAYASHI CORP.	184,757	357,544
51,100	OKAMURA CORP.	721,626	665,663
13,500	OLYMPUS CORP.	47,830	201,076
5,000	ONO PHARMACEUTICAL CO. LTD.	43,040	51,849
24,000	ORIENTAL LAND CO. LTD.	113,097	518,330
51,000	OSG CORP.	591,082	597,367
33,600	RAITO KOGYO CO. LTD.	446,320	471,406
154,100	RAKUS CO. LTD.	1,897,794	1,788,036
2,400	RECRUIT HOLDINGS CO. LTD.	31,274	166,984
45,300	RESONA HOLDINGS, INC.	172,185	329,648
26,600	RION CO. LTD.	502,380	440,272
1,600	ROHM CO. LTD.	13,823	15,057
43,200	SAKATA INX CORP.	465,522	473,129
47,600	SAN-AI OBBLI CO. LTD.	637,178	573,356
47,100	SANRIO CO. LTD.	1,532,151	1,641,635
13,620	SBI HOLDINGS, INC.	110,355	340,281
2,400	SECOM CO. LTD.	44,072	81,071
12,700	SEKISUI CHEMICAL CO. LTD.	64,585	219,155
6,000	SEKISUI HOUSE LTD.	44,394	142,843
151,100	SENSHU IKEDA HOLDINGS, INC.	380,535	380,457
236,797	SEVEN & I HOLDINGS CO. LTD.	2,767,627	3,711,987
27,900	SHIBAURA MECHATRONICS CORP.	1,728,054	1,389,303
7,900	SHIMADAYA CORP.	107,815	69,593
4,000	SHIMADZU CORP.	25,419	112,428
1,500	SHIMANO, INC.	58,204	202,352
35,200	SHINAGAWA REFRACTORIES CO. LTD.	404,782	390,314
37,500	SHIN-ETSU CHEMICAL CO. LTD.	365,373	1,240,119
12,000	SHIONOGI & CO. LTD.	67,679	168,130
28,900	SHIZUOKA FINANCIAL GROUP, INC.	174,482	233,852
600	SMC CORP.	57,789	233,633
36,800	SOFTBANK GROUP CORP.	412,233	2,114,010
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Japan (Cont'd):
41,200	SOJITZ CORP.	$896,490	839,850
800	SOMPO HOLDINGS, INC.	5,392	21,176
9,800	SONY GROUP CORP.	208,631	207,033
20,300	STARTS CORP., INC.	452,981	486,962
5,700	SUBARU CORP.	26,572	100,444
17,900	SUMITOMO CORP.	237,245	384,856
17,900	SUMITOMO HEAVY INDUSTRIES LTD.	464,844	363,669
1,600	SUMITOMO REALTY & DEVELOPMENT CO. LTD.	36,088	49,561
51,400	SUMITOMO RUBBER INDUSTRIES LTD.	619,521	576,608
23,200	SUZUKI MOTOR CORP.	104,611	263,177
7,800	SYSMEX CORP.	51,707	143,118
20,100	T RAD CO. LTD.	425,712	468,197
2,200	TAISEI CORP.	19,821	92,332
18,000	TDK CORP.	62,321	231,679
23,200	TERUMO CORP.	117,165	446,442
282,116	TIMEE, INC.(b)(e)	2,686,426	2,767,120
51,400	TOAGOSEI CO. LTD.	437,472	491,598
18,400	TOKIO MARINE HOLDINGS, INC.	144,365	658,954
8,600	TOKYO ELECTRON LTD.	114,327	1,303,248
8,200	TOKYO GAS CO. LTD.	148,002	227,764
51,200	TOKYO STEEL MANUFACTURING CO. LTD.	317,332	483,671
1,000	TOYO SUISAN KAISHA LTD.	25,714	67,793
33,300	TOYOTA BOSHOKU CORP.	638,507	430,600
4,000	TOYOTA INDUSTRIES CORP.	101,266	321,827
35,900	TOYOTA MOTOR CORP.	631,835	707,670
5,100	TOYOTA TSUSHO CORP.	14,142	89,997
32,900	TPR CO. LTD.	424,011	508,578
21,900	TRANSCOSMOS, INC.	679,057	464,417
40,200	TSUBAKIMOTO CHAIN CO.	454,524	494,213
50,900	TSUGAMI CORP.	536,991	497,357
23,300	TV TOKYO HOLDINGS CORP.	481,997	478,351
18,900	UNICHARM CORP.	42,706	155,316
1,600	USS CO. LTD.	3,505	14,003
19,000	VALOR HOLDINGS CO. LTD.	422,334	264,717
2,600	YAKULT HONSHA CO. LTD.	22,252	49,205
45,200	YAMABIKO CORP.	608,462	723,251
83,700	YAMAGUCHI FINANCIAL GROUP, INC.	555,179	873,048
13,800	YAMAHA MOTOR CO. LTD.	46,377	121,378
15,300	YUASA TRADING CO. LTD.	465,442	427,304
		75,382,852	105,618,446	10.32%
Lithuania:
1,037,575	BALTIC CLASSIFIEDS GROUP PLC	2,468,045	4,100,095
		2,468,045	4,100,095	0.40%
Macau:
4,800	SANDS CHINA LTD.(b)	9,373	12,895
		9,373	12,895	0.00%
Malaysia:
274,300	RHB BANK BHD.	377,864	397,417
		377,864	397,417	0.04%
Mexico:
73,600	BANCO DEL BAJIO S.A.(d)	130,994	147,369
282,066	CONTROLADORA VUELA CIA DE AVIACION S.A.B. DE C.V. ADR(b)(c)	2,122,554	2,098,571
262,000	FIBRA MACQUARIE MEXICO(d)	434,603	381,484
80,838	GRUMA S.A.B. DE C.V., CLASS B	908,508	1,263,493
173,502	GRUPO AEROPORTUARIO DEL CENTRO NORTE S.A.B. DE C.V.	1,588,384	1,493,294
100,400	MEGACABLE HOLDINGS S.A.B. DE C.V. - CPO	215,202	163,281
39,900	PROMOTORA Y OPERADORA DE INFRAESTRUCTURA S.A.B. DE C.V.	362,988	337,995
		5,763,233	5,885,487	0.58%
Netherlands:
4,318	ADYEN N.V.(b)(d)	4,943,309	6,370,281
143,900	AEGON LTD.	363,250	851,613
459	AKZO NOBEL N.V.	18,664	27,560
9,103	ASM INTERNATIONAL N.V.	2,640,532	5,193,658
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Netherlands (Cont'd):
555	ASML HOLDING N.V.	$374,430	390,322
8,988	ASML HOLDING N.V. (REGISTERED)	1,787,743	6,229,403
11,700	ASR NEDERLAND N.V.	363,078	554,886
30,400	EUROCOMMERCIAL PROPERTIES N.V.	737,194	698,680
3,610	EXOR N.V.	90,616	329,725
39	FERROVIAL S.E.	588	1,637
22,858	HAVAS N.V.(b)	43,241	38,414
980	HEINEKEN HOLDING N.V.	24,979	58,592
2,822	HEINEKEN N.V.	79,167	200,375
122,546	JUST EAT TAKEAWAY.COM N.V.(b)(d)	1,944,855	1,675,051
17,656	KONINKLIJKE AHOLD DELHAIZE N.V.	203,381	575,811
65,970	KONINKLIJKE KPN N.V.	190,999	240,091
432,506	KONINKLIJKE PHILIPS N.V.(b)	9,487,653	10,975,028
2,587	PROSUS N.V.(b)	61,381	102,596
209	RANDSTAD N.V.	4,033	8,776
19,825	REDCARE PHARMACY N.V.(b)(d)	3,095,210	2,711,081
23,800	SIGNIFY N.V.(d)	640,632	531,519
145,630	UNIVERSAL MUSIC GROUP N.V.	3,472,177	3,716,392
6,193	WOLTERS KLUWER N.V.	101,075	1,027,187
		30,668,187	42,508,678	4.15%
New Zealand:
31,147	HALLENSTEIN GLASSON HOLDINGS LTD.	115,879	144,053
		115,879	144,053	0.01%
Norway:
30,933	AKER BP ASA	1,041,758	607,756
12,100	ATEA ASA(b)	132,610	150,307
12,068	DNB BANK ASA	82,736	240,602
65,300	EUROPRIS ASA(d)	420,002	417,225
104,500	LEROY SEAFOOD GROUP ASA	454,385	451,258
23,955	NORSK HYDRO ASA	48,328	131,813
89,040	SCHIBSTED ASA, CLASS A	2,697,221	2,758,499
35,300	SPAREBANK 1 SR-BANK ASA	380,636	455,497
2,400	YARA INTERNATIONAL ASA	55,523	63,450
		5,313,199	5,276,407	0.52%
Poland:
30,267	ASSECO POLAND S.A.	625,182	704,757
179,463	INPOST S.A.(b)	2,622,402	3,069,508
366,200	ORANGE POLSKA S.A.	683,737	653,024
		3,931,321	4,427,289	0.43%
Portugal:
20,567	EDP S.A.	48,529	65,736
14,452	GALP ENERGIA SGPS S.A.	143,129	239,585
123,300	NAVIGATOR (THE) CO. S.A.	307,999	458,518
365,400	SONAE SGPS S.A.	405,827	345,953
		905,484	1,109,792	0.11%
Russia:
25,740,000	RUSHYDRO PJSC(b)(e)(f)	218,665	-
		218,665	-	0.00%
Singapore:
779,800	AZTECH GLOBAL LTD.	481,808	402,496
5,000	CITY DEVELOPMENTS LTD.	23,356	18,700
31,020	DBS GROUP HOLDINGS LTD.	158,529	992,210
39,200	KEPPEL LTD.	150,880	196,297
13,480	KEPPEL REIT	5,756	8,587
5,200	OVERSEA-CHINESE BANKING CORP. LTD.	43,483	63,500
107,938	SEA LTD. ADR(b)(c)	8,341,160	11,452,222
51,700	SINGAPORE AIRLINES LTD.	194,072	242,999
4,600	UNITED OVERSEAS BANK LTD.	26,071	122,427
48,200	VENTURE CORP. LTD.	558,851	463,802
		9,983,966	13,963,240	1.36%
South Africa:
134,900	ADCOCK INGRAM HOLDINGS LTD.	394,451	479,205
33,591	AFRICAN RAINBOW MINERALS LTD.	339,096	267,931
24,400	ASTRAL FOODS LTD.(b)	179,162	241,787
42,500	BARLOWORLD LTD.	242,391	244,738
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
South Africa (Cont'd):
132,200	INVESTEC PLC	$773,831	900,004
68,600	OCEANA GROUP LTD.	268,470	245,450
445,013	OUTSURANCE GROUP LTD.	1,537,843	1,568,175
5,284	THUNGELA RESOURCES LTD.	1,910	37,541
35,600	TIGER BRANDS LTD.	292,301	546,609
42,500	ZEDA LTD.	47,481	29,984
		4,076,936	4,561,424	0.45%
South Korea:
25,000	DAESANG CORP.	545,401	323,327
20,489	DB HITEK CO. LTD.	270,468	455,321
4,784	DL E&C CO. LTD.	210,584	103,668
12,900	DOOSAN BOBCAT, INC.	352,946	363,464
5,300	GS HOLDINGS CORP.	177,792	140,964
9,075	HUONS CO. LTD.	416,763	168,705
24,200	HY-LOK CORP.	486,873	413,120
7,000	HYUNDAI GLOVIS CO. LTD.	391,747	556,765
15,994	HYUNDAI GREEN FOOD	265,187	156,761
30,900	HYVISION SYSTEM, INC.	460,473	364,876
23,300	JW LIFE SCIENCE CORP.	391,190	171,643
25,300	KT CORP.	539,161	755,994
35,800	LG UPLUS CORP.	405,294	251,115
10,183	LOTTE FINE CHEMICAL CO. LTD.	404,389	271,932
4,775	MAEIL DAIRIES CO. LTD.	380,763	112,658
19,959	NAVER CORP.	2,466,839	2,694,592
58,100	PARTRON CO. LTD.	410,902	273,361
12,327	SAMSUNG C&T CORP.	1,343,235	954,214
262,610	SAMSUNG ELECTRONICS CO. LTD.	10,252,413	9,477,223
14,251	SAMSUNG SECURITIES CO. LTD.	434,059	417,666
13,500	SNT MOTIV CO. LTD.	436,653	368,735
14,900	VIEWORKS CO. LTD.	386,364	214,282
39,900	YOUNG POONG PRECISION CORP.	405,022	335,836
5,600	YOUNGONE CORP.	190,254	161,215
		22,024,772	19,507,437	1.91%
Spain:
1,260	ACCIONA S.A.	78,312	141,878
5,680	ACS ACTIVIDADES DE CONSTRUCCION Y SERVICIOS S.A.	126,175	285,043
5,299	AMADEUS IT GROUP S.A.	128,321	372,770
51,052	BANCO SANTANDER S.A.	144,309	236,134
60,498	CAIXABANK S.A.	164,674	328,157
140,872	FAES FARMA S.A.	588,215	507,800
69,814	IBERDROLA S.A.	430,525	961,336
47,900	INDRA SISTEMAS S.A.	767,250	847,606
12,493	INDUSTRIA DE DISENO TEXTIL S.A.	239,195	639,598
31,300	LOGISTA INTEGRAL S.A.	607,086	946,830
11,900	MIQUEL Y COSTAS & MIQUEL S.A.	159,555	157,707
10,622	NATURGY ENERGY GROUP S.A.	164,428	256,938
3,164	REDEIA CORP. S.A.	28,806	54,055
31,112	REPSOL S.A.	268,381	378,431
		3,895,232	6,114,283	0.60%
Sweden:
2,065	ALLEIMA AB	1,539	14,011
398,966	APOTEA SVERIGE AB(b)(e)	2,116,376	3,030,870
22,200	ASSA ABLOY AB, CLASS B	89,466	652,646
38,416	ATLAS COPCO AB, CLASS A	61,494	587,648
15,920	ATLAS COPCO AB, CLASS B	22,691	215,543
116,752	BEIJER REF AB	1,154,291	1,717,559
44,000	BETSSON AB, CLASS B(b)	452,924	570,906
34,700	BILIA AB, CLASS A	639,435	378,455
56,399	BONESUPPORT HOLDING AB(b)(d)	1,491,205	1,970,662
195,400	CLOETTA AB, CLASS B	556,844	444,997
7,501	ELECTROLUX PROFESSIONAL AB, CLASS B	16,773	46,441
9,604	EPIROC AB, CLASS A	18,146	166,776
4,000	EPIROC AB, CLASS B	7,248	62,201
8,600	ESSITY AB, CLASS B	62,137	229,934
83,693	HEMNET GROUP AB	2,502,400	2,538,546
25,557	HEXAGON AB, CLASS B	56,077	242,481
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Sweden (Cont'd):
116,941	HUMANA AB(b)	$468,382	376,575
17,500	HUSQVARNA AB, CLASS B	64,201	91,316
8,270	INDUSTRIVARDEN AB, CLASS C	85,948	260,494
43,812	INVESTOR AB, CLASS B	150,033	1,158,488
32,500	INWIDO AB	182,772	544,813
14,800	LOOMIS AB	372,004	450,332
44,500	MEKO AB	323,086	537,778
53,200	NCC AB, CLASS B	652,823	780,727
1,190	SANDVIK AB	6,637	21,326
61,700	SECURITAS AB, CLASS B	454,821	763,384
35,236	SKANDINAVISKA ENSKILDA BANKEN AB, CLASS A	139,725	482,823
2,634	SKANSKA AB, CLASS B	22,223	55,385
21,276	SPOTIFY TECHNOLOGY S.A.(b)	6,761,930	9,518,457
8,600	SVENSKA CELLULOSA AB S.C.A., CLASS B	15,915	109,129
12,497	SVENSKA HANDELSBANKEN AB, CLASS A	60,798	129,098
12,741	SWEDBANK AB, CLASS A	176,972	251,314
449,377	VIMIAN GROUP AB(b)	1,418,580	1,616,184
15,300	VOLVO AB, CLASS B	78,992	371,244
65,184	YUBICO AB(b)	1,905,147	1,431,107
		22,590,035	31,819,650	3.11%
Switzerland:
241,153	ABB LTD. (REGISTERED)	5,896,765	12,971,888
384	AVOLTA A.G.(b)	8,928	15,358
458	BALOISE HOLDING A.G. (REGISTERED)	24,668	82,776
3,293	BARRY CALLEBAUT A.G. (REGISTERED)	4,964,551	4,366,037
34	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (PARTICIPATION CERTIFICATE)	48,855	376,818
3	CHOCOLADEFABRIKEN LINDT & SPRUENGLI A.G. (REGISTERED)	75,352	330,533
41,298	CIE FINANCIERE RICHEMONT S.A. (REGISTERED)	2,901,214	6,277,452
21,983	DSM-FIRMENICH A.G.	1,875,629	2,219,628
35,300	EFG INTERNATIONAL A.G.(b)	282,901	511,610
38,629	GARMIN LTD.	4,432,113	7,967,618
140	GIVAUDAN S.A. (REGISTERED)	76,496	613,520
229,484	GLOBAL BLUE GROUP HOLDING A.G.(b)	2,025,347	1,590,324
73,201	HOLCIM A.G.(b)	3,701,545	7,018,843
11,900	IMPLENIA A.G. (REGISTERED)	452,936	402,516
3,711	JULIUS BAER GROUP LTD.	74,659	239,393
897	LONZA GROUP A.G. (REGISTERED)	50,452	528,621
39,904	NESTLE S.A. (REGISTERED)	1,284,261	3,272,112
117,855	NOVARTIS A.G. (REGISTERED)	9,067,426	11,469,913
11,456	ROCHE HOLDING A.G.	1,473,369	3,206,627
773	SANDOZ GROUP A.G. ADR(c)	16,416	31,307
755	SCHINDLER HOLDING A.G. (PARTICIPATION CERTIFICATE)	34,888	208,012
367	SGS S.A. (REGISTERED)	14,320	36,748
3,517	SIKA A.G. (REGISTERED)	117,252	835,773
1,308	SONOVA HOLDING A.G. (REGISTERED)	84,414	425,774
635	SULZER A.G. (REGISTERED)	20,376	91,593
743	SWISS LIFE HOLDING A.G. (REGISTERED)	101,194	572,268
194	SWISSCOM A.G. (REGISTERED)	49,415	107,754
500,006	UBS GROUP A.G. (REGISTERED)	10,517,624	15,247,084
5,700	VALIANT HOLDING A.G. (REGISTERED)	541,185	663,015
7,600	VETROPACK HOLDING A.G. (REGISTERED)	343,879	213,545
11,700	VONTOBEL HOLDING A.G. (REGISTERED)	758,414	819,221
6,700	ZEHNDER GROUP A.G. (REGISTERED)	261,335	332,806
4,084	ZURICH INSURANCE GROUP A.G.	780,115	2,426,547
		52,358,294	85,473,034	8.35%
Taiwan:
112,000	CHICONY ELECTRONICS CO. LTD.	297,095	517,799
146,000	CHIPBOND TECHNOLOGY CORP.	286,157	286,387
419,000	CHIPMOS TECHNOLOGIES, INC.	449,603	399,728
401,000	COMPAL ELECTRONICS, INC.	465,340	457,354
206,000	GLOBAL BRANDS MANUFACTURE LTD.	463,014	359,954
73,000	INSYDE SOFTWARE CORP.	241,208	856,402
57,000	JENTECH PRECISION INDUSTRIAL CO. LTD.	1,778,948	2,636,046
383,000	KINDOM DEVELOPMENT CO. LTD.	503,834	593,564
660,000	POU CHEN CORP.	670,550	741,296
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Taiwan (Cont'd):
182,000	RADIANT OPTO-ELECTRONICS CORP.	$689,123	1,088,187
105,000	SERCOMM CORP.	398,506	389,702
220,000	SIGURD MICROELECTRONICS CORP.	403,537	451,704
146,000	SINO-AMERICAN SILICON PRODUCTS, INC.	723,315	598,068
398,000	SUNREX TECHNOLOGY CORP.	685,269	739,235
117,000	TAIWAN HON CHUAN ENTERPRISE CO. LTD.	219,611	525,538
390,000	TAIWAN SEMICONDUCTOR MANUFACTURING CO. LTD.	10,167,832	12,734,870
207,000	THYE MING INDUSTRIAL CO. LTD.	484,662	403,012
81,369	TOPCO SCIENTIFIC CO. LTD.	250,409	693,248
215,000	TUNG HO STEEL ENTERPRISE CORP.	500,817	445,090
57,000	UNITED INTEGRATED SERVICES CO. LTD.	402,404	836,354
72,450	USERJOY TECHNOLOGY CO. LTD.	171,032	166,962
274,000	ZYXEL GROUP CORP.	358,266	331,149
		20,610,532	26,251,649	2.57%
Thailand:
2,108,800	PRIMA MARINE PCL (REGISTERED)	494,165	531,916
2,134,900	PTG ENERGY PCL (REGISTERED)	573,291	513,453
1,424,300	SUPALAI PCL (REGISTERED)	958,380	760,295
		2,025,836	1,805,664	0.18%
Turkey:
86,700	BIM BIRLESIK MAGAZALAR A.S.	557,611	1,291,713
168,300	COCA-COLA ICECEK A.S.	81,789	285,248
270,800	TURKCELL ILETISIM HIZMETLERI A.S.	605,645	710,485
		1,245,045	2,287,446	0.22%
United Arab Emirates:
3,168	GLOBALTRANS INVESTMENT PLC GDR (REGISTERED)(b)(f)	21,771	-
		21,771	-	0.00%
United Kingdom:
202,611	3I GROUP PLC	7,003,593	9,001,006
2,834	ADMIRAL GROUP PLC	35,119	93,573
230,100	AIRTEL AFRICA PLC(d)	296,463	327,155
52,849	ANGLO AMERICAN PLC	409,100	1,565,789
6,588	ASHTEAD GROUP PLC	294,400	407,481
312,090	ASHTEAD TECHNOLOGY HOLDINGS PLC	3,063,536	2,182,471
185,463	ASSOCIATED BRITISH FOODS PLC	4,683,599	4,741,521
64,786	ASTRAZENECA PLC	8,638,738	8,433,488
34,200	ASTRAZENECA PLC ADR(c)	1,923,387	2,240,784
452,021	BAE SYSTEMS PLC	5,363,563	6,484,691
113,471	BAKKAVOR GROUP PLC(d)	166,389	206,468
20,100	BANK OF GEORGIA GROUP PLC	326,434	1,184,386
58,200	BERKELEY GROUP HOLDINGS PLC	3,327,662	2,843,509
5,069	BUNZL PLC	39,524	208,682
8,193	BURBERRY GROUP PLC	40,501	99,825
157,500	CENTRAL ASIA METALS PLC	465,910	309,911
10,667	CNH INDUSTRIAL N.V.	32,275	119,656
222,270	CNH INDUSTRIAL N.V. (BORSA ITALIANA EXCHANGE)	2,210,158	2,518,319
433,746	COMPASS GROUP PLC	7,296,304	14,418,223
30,300	COMPUTACENTER PLC	956,431	799,926
51,980	CRANSWICK PLC	3,207,510	3,156,572
1,396,381	DELIVEROO PLC(b)(d)	2,229,089	2,479,782
83,054	DIAGEO PLC	2,486,424	2,639,194
40,774	DIPLOMA PLC	1,270,475	2,168,693
108,100	DRAX GROUP PLC	316,682	875,228
214,800	FIRSTGROUP PLC	479,003	432,538
84,100	FRASERS GROUP PLC(b)	866,818	638,273
13,421	GAMES WORKSHOP GROUP PLC	1,186,711	2,225,657
1	GSK PLC	18	17
25,133	GSK PLC ADR(c)	737,421	849,998
29,800	HIKMA PHARMACEUTICALS PLC	629,055	741,757
76,115	HSBC HOLDINGS PLC	641,804	748,035
25,000	INFORMA PLC	150,330	249,001
1,567	INTERTEK GROUP PLC	73,290	92,725
518,146	J SAINSBURY PLC	1,239,535	1,771,961
234,700	JUPITER FUND MANAGEMENT PLC	895,723	254,907
241,188	KINGFISHER PLC	603,727	748,249
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
United Kingdom (Cont'd):
55,900	LANCASHIRE HOLDINGS LTD.	$427,560	460,555
8,894,131	LLOYDS BANKING GROUP PLC	5,914,962	6,067,351
6,030	LONDON STOCK EXCHANGE GROUP PLC	69,795	849,064
9,085	M&G PLC	16,194	22,428
244,000	MAN GROUP PLC/JERSEY	373,689	654,308
386,661	MELROSE INDUSTRIES PLC	2,879,478	2,679,762
456,400	MITIE GROUP PLC	439,408	625,762
145,235	MORGAN ADVANCED MATERIALS PLC	467,561	494,568
87,608	NATIONAL GRID PLC	1,075,428	1,038,180
1,518	NATIONAL GRID PLC ADR(c)	85,245	90,200
1	NATWEST GROUP PLC	-	5
2,141	NEXT PLC	36,699	254,437
123,700	OSB GROUP PLC	637,568	623,349
274,576	PEARSON PLC	3,154,345	4,401,273
79,300	QINETIQ GROUP PLC	318,180	411,556
8,289	RECKITT BENCKISER GROUP PLC	303,157	500,726
9,953	RELX PLC	68,808	449,786
185,982	RELX PLC (LONDON EXCHANGE)	3,153,475	8,427,794
268,814	RIGHTMOVE PLC	2,365,838	2,152,242
1,202,916	ROLLS-ROYCE HOLDINGS PLC(b)	7,798,583	8,558,671
24,928	SAGE GROUP (THE) PLC	108,477	393,413
73,436	SEGRO PLC	593,626	644,457
331,900	SERCO GROUP PLC	622,783	628,890
4,954	SEVERN TRENT PLC	76,220	155,455
40,001	SHELL PLC	1,215,684	1,241,765
7,350	SHELL PLC ADR(c)	389,109	460,477
414,000	SPEEDY HIRE PLC	294,411	145,143
108,800	STANDARD CHARTERED PLC	699,097	1,340,285
82,413	STHREE PLC	315,585	304,536
6,100	STOLT-NIELSEN LTD.	187,486	155,197
148,000	TP ICAP GROUP PLC	641,118	476,455
796,678	TRUSTPILOT GROUP PLC(b)(d)	2,278,562	3,043,910
239,754	UNILEVER PLC	12,504,665	13,577,866
8,137	UNITED UTILITIES GROUP PLC	56,989	107,451
2,756	WHITBREAD PLC	54,937	101,622
24,128	WILLIS TOWERS WATSON PLC	5,541,013	7,557,855
200,115	WISE PLC, CLASS A(b)	1,723,240	2,666,521
2	WPP PLC	15	21
151,700	ZIGUP PLC	615,982	608,471
		121,091,673	150,631,258	14.72%
United States:
11,750	AON PLC, CLASS A	2,297,270	4,220,130
227,296	ARCH CAPITAL GROUP LTD.	9,019,854	20,990,786
278,749	COUPANG, INC.(b)	5,339,731	6,126,903
26,292	FERGUSON ENTERPRISES, INC.	3,804,706	4,561,517
2,158	FLUTTER ENTERTAINMENT PLC(b)	240,212	556,013
172,452	LIFE360, INC. - CDI(b)(d)	2,014,939	2,395,120
11,739	LINDE PLC	3,958,383	4,914,767
79,199	ONESPAWORLD HOLDINGS LTD.	1,611,379	1,576,060
83,847	SENSATA TECHNOLOGIES HOLDING PLC	4,101,607	2,297,408
25,664	STERIS PLC	4,293,214	5,275,492
		36,681,295	52,914,196	5.17%
Uruguay:
2,971	MERCADOLIBRE, INC.(b)	3,881,005	5,052,007
		3,881,005	5,052,007	0.49%
Vietnam:
394,284	FPT CORP.	1,039,134	2,360,746
		1,039,134	2,360,746	0.23%
	Sub-total Common Stocks:	724,728,586	956,665,149	93.47%
Preferred Stocks:
Brazil:
176,200	CIA DE SANENA DO PARANA(b)	234,231	160,251
See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
Shares	Security	Cost	Fair value (a)	Percent of net assets
Brazil (Cont'd):
232,960	CIA ENERGETICA DE MINAS GERAIS, 4.47%(g)	$357,187	414,124
		591,418	574,375	0.06%
Chile:
223,300	EMBOTELLADORA ANDINA S.A., CLASS B, 5.13%(g)	477,638	683,100
		477,638	683,100	0.07%
Germany:
1,521	BAYERISCHE MOTOREN WERKE A.G., 8.30%(g)	49,612	114,078
27,400	JUNGHEINRICH A.G., 2.92%(g)	758,041	728,220
1,900	STO S.E. & CO. KGAA, 0.29%(g)	205,171	210,511
		1,012,824	1,052,809	0.10%
South Korea:
89,794	SAMSUNG ELECTRONICS CO. LTD., 3.27%(g)	3,654,191	2,692,807
		3,654,191	2,692,807	0.26%
	Sub-total Preferred Stocks:	5,736,071	5,003,091	0.49%
Warrants:
Canada:
307	CONSTELLATION SOFTWARE, INC.(b)(f)	-	-
		-	-	0.00%
	Sub-total Warrants:	-	-	0.00%
Participatory Notes:
United Kingdom:
263,367	RYANAIR HOLDINGS PLC, ISSUED BY HSBC BANK PLC, EXPIRES 10/31/25	5,055,782	5,181,762
		5,055,782	5,181,762	0.51%
	Sub-total Participatory Notes:	5,055,782	5,181,762	0.51%
Short-Term Investments:
9,538,929	FIDELITY INVESTMENTS MONEY MARKET GOVERNMENT PORTFOLIO, INSTITUTIONAL SHARES(h)	9,538,929	9,538,929
52,980,892	NORTHERN INSTITUTIONAL FUNDS - U.S. GOVERNMENT SELECT PORTFOLIO, INSTITUTIONAL SHARES, 4.37%(i)	52,980,892	52,980,892
	Sub-total Short-Term Investments:	62,519,821	62,519,821	6.11%
	Grand total	$798,040,260	1,029,369,823	100.58%

Notes to Schedule of Investments:
(a)	Investments are valued in accordance with procedures described in Note 2 to the financial statements.
(b)	Non-income producing assets.
(c)	Securities are American Depositary Receipts of companies based outside of the United States representing 3.19% of net assets as of December 31, 2024.
(d)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined by valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Clearwater Investment Trust.

(e)	Security is either wholly or partially on loan.
(f)	Security has been deemed worthless and is a Level 3 investment.
(g)	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
(h)	Investment relates to cash collateral received from portfolio securities loaned.
(i)
The short-term investment is a money market portfolio of the investment company, Northern Institutional Funds. At December 31, 2023, the value of the Clearwater International Fund's investment in the U.S. Government Select Portfolio of the Northern Institutional Funds was $38,094,637
with net purchases of $14,886,255 during the year ended December 31, 2024.

See accompanying notes to financial statements.

(Continued)

CLEARWATER INVESTMENT TRUST
Schedule of Investments - Clearwater International Fund
December 31, 2024
At December 31, 2024, the Clearwater International Fund’s investments were denominated in the following currencies:
Concentration by Currency	Percent of Long-Term Investments
Euro	21.65%
United States Dollar	17.82
British Pound	15.72
Japanese Yen	10.92
Swiss Franc	7.62
Other currencies	26.27
100.00%
See accompanying notes to financial statements.

(Continued)

Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(unaudited)
Not applicable.

Proxy Disclosures for Open-End Management Investment Companies
(unaudited)
Not applicable.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
(unaudited)
Under its management contract with each Fund, CMC is responsible for paying directly or reimbursing the Funds for expenses, with certain exceptions. Expenses borne by CMC include trustee and officer compensation. Additional information related to such compensation is available in the Funds’ Statement of Additional Information.

Approval of Investment Management and Subadvisory Agreements
(unaudited)
Clearwater Management Co., Inc. (“CMC”) is responsible for managing the investment programs and strategies for the Core Equity Fund, Select Equity Fund, Tax-Exempt Bond Fund, and International Fund (collectively, the “Funds”). CMC also provides other administrative services to the Funds and these services, as well as its investment management services, are provided to the Funds under an agreement (the “Management Agreement”). CMC conducts due diligence when selecting each subadviser (collectively, the “Subadvisers”) for the Funds and oversees the performance of the Subadvisers. The Subadvisers provide portfolio management and related services for the Funds under individual subadvisory agreements (the “Subadvisory Agreements”).
The Trust’s Board of Trustees (the “Board” or “Trustees”) met periodically throughout the year to address a broad range of agenda items. For example, at each regularly scheduled meeting, the Trustees reviewed information about the investment performance and financial results of the Funds. On an annual basis, the Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), consider the renewal of the Management Agreement and the Subadvisory Agreements. In addition, the Trustees may periodically consider the retention of new subadvisers.
Approval of Subadvisory Agreement – Acadian Asset Management LLC (Select Equity Fund)
At a meeting held on September 13, 2024, the Trustees considered a new subadvisory agreement with Acadian Asset Management LLC (“Acadian”) (the “Acadian Agreement”) for the Select Equity Fund. At this meeting, the Trustees met with representatives of Acadian and received a presentation discussing Acadian’s organizational structure, investment philosophy and process, and strategy. In advance of the September 13, 2024, meeting, the Trustees received written information that included: information as to the proposed allocation of assets among the Fund’s subadvisers; a summary of information about Acadian, including its investment overview, process, philosophy, past performance and proposed subadvisory fees; and a report from the Trust’s Chief Compliance Officer as to his review of Acadian’s compliance program.
At the September 13, 2024, meeting, counsel to the Fund and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Acadian Agreement and the Trustees’ responsibilities related to their review. The Trustees reviewed and analyzed a number of factors that the Trustees deemed relevant with respect to the Acadian Agreement. No single factor determined whether or not the agreement would be approved but rather the totality of factors considered was determinative.
Nature, Extent, and Quality of Services Provided
The Trustees considered the specific investment processes Acadian would use in managing its allocation of the Fund’s assets. The Trustees looked at the qualifications of Acadian’s investment team who would be responsible for managing its allocation of the Fund’s assets. The Trustees concluded that the nature, extent, and quality of the subadvisory services expected to be provided by Acadian’s were appropriate for the Fund.
Investment Performance
The Trustees reviewed simulated results of Acadian’s strategy as applied to the small cap growth space as well as performance for Acadian strategies in other asset classes. The Trustees concluded that this data supported the decision to approve the Acadian Agreement.

Subadvisory Fee
The Trustees evaluated the proposed subadvisory fee schedule, which was negotiated at arm’s length by CMC. The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to Acadian. The Trustees concluded that the proposed subadvisory fee schedule was reasonable given the nature, extent and quality of the subadvisory services to be performed by Acadian.
Benefits to the Subadviser
The Trustees considered the ancillary benefits that could accrue to Acadian due to its relationship with the Fund and noted that the relationship would be limited to the provision of subadvisory services. The Trustees concluded that no significant ancillary benefits would result from the Acadian Agreement.
Profitability
The Trustees considered that Acadian is an independent firm and that the subadvisory fee to be charged is the result of arm’s length bargaining between Acadian and CMC.
Economies of Scale
The Trustees noted that CMC, not the Fund, would pay the subadvisory fee to Acadian and that the Trustees consider on an annual basis whether economies of scale might be realized by CMC as the Fund’s assets grow and whether there also might be benefits from such growth for the Fund’s shareholders.
Other Considerations
The Trustees considered CMC’s judgment and recommendation that adding Acadian as a subadviser would add value to the Fund’s shareholders and would be complementary to the Fund’s other subadvisers.
Conclusion
After full consideration of the factors described above along with other information, with no single factor identified as being of paramount importance, the Trustees, including all of the Independent Trustees, concluded that the approval of the Acadian Agreement was in the best interests of the Fund and its shareholders and approved the Acadian Agreement, with the proposed fee to be paid by CMC out of its management fee.
Approval of Investment Management and Subadvisory Agreements (All Funds)
At their meetings on November 7 and December 12, 2024, the Trustees considered the renewal of the Management Agreement and the Subadvisory Agreements for AQR Capital Management, LLC, Artisan Partners Limited Partnership (“Artisan Partners”), Cooke & Bieler, L.P., Fiduciary Counselling, Inc. (“FCI”), MacKay Shields LLC Parametric Portfolio Associates LLC, Pzena Investment Management, LLC, Rice Hall James & Associates, LLC, Sit Fixed Income Advisors II, LLC, LSV Asset Management (“LSV”), Wasatch Global Investors, and WCM Investment Management, LLC. In addition, the Trustees considered and approved an amendment to Artisan Partners’ Subadvisory Agreement to add an additional allocation of the International Fund’s assets in a separate strategy from its existing allocation. The Trustees renewed the Subadvisory Agreement for LSV to allow an orderly transition of LSV’s assets to a different subadviser. As of January 10, 2025, LSV no longer serves as a subadviser.

Prior to the November 7, 2024, meeting, the Trustees requested, received, and reviewed written responses from CMC and the Subadvisers to questions posed to them on behalf of the Trustees and supporting materials relating to those questions and responses. The information presented at the meeting, including comparative performance and expense data, was designed to assist the Trustees in making their determination as to the renewal of the Management Agreement and Subadvisory Agreements. At this meeting, counsel to the Funds and Trustees reviewed with the Trustees the various factors relevant to their consideration of the Agreements, and the Trustees’ responsibilities related to their review.
At the November 7 and December 12, 2024, meetings, the Trustees considered a number of factors, including those discussed below, that they believed to be relevant. No single factor determined whether or not an agreement would be approved but rather the totality of factors considered was determinative. Following an analysis and discussion of the factors described below, the Trustees, including all of the Independent Trustees, unanimously approved the renewal of the Management Agreement and the Subadvisory Agreements.
Nature, Extent, and Quality of Services Provided
The Trustees considered information presented as to the nature, extent, and quality of services provided by CMC and the Subadvisers, as well as their investment expertise, resources, and capabilities. The Trustees considered the quality of the Subadvisers previously recommended by CMC, as well as the ongoing work performed by CMC to recommend enhancements to individual fund management. The Trustees reviewed information regarding the financial condition of CMC and the Subadvisers related to their ongoing ability to provide services specified under the Management Agreement and Subadvisory Agreements. The Trustees considered that FCI provides, in addition to investment management services, certain services related to due diligence, performance reporting, compliance, and other administrative functions that support the investment management services and Subadviser oversight services provided by CMC.
Based on their analysis of the data presented, the Trustees concluded that they were generally satisfied with the nature and quality of the services being provided under the Agreements.
Investment Performance
The Trustees reviewed specific information as to the investment performance of the Funds over various periods of time as compared to the performance of their respective benchmark indices and peer groups. On a quarterly basis, the Trustees reviewed reports summarizing the net assets, redemptions, and purchases of shares of the Funds, as well as information regarding the performance of each Subadviser compared to the benchmark against which its particular portfolio is measured.
The Trustees made certain observations and findings as to each Fund’s performance as set forth below.
Core Equity Fund. The Trustees noted that the Fund had outperformed its benchmark, the Russell 1000 Index, for the 1-, 3-, and 5-year periods ended September 30, 2024, and underperformed its benchmark for the 10-year period ended September 30, 2024.
Select Equity Fund. The Trustees noted that the Fund had underperformed its benchmark, the Russell 2000 Index, for the 1-, 3-, 5- and 10-year periods ended September 30, 2024. The Trustees considered Subadviser changes for the Fund in recent years.

Tax-Exempt Bond Fund. The Trustees noted that the Fund had outperformed its benchmark, the Bloomberg Municipal Bond 5 Year (4-6) Index, for the 1-, 5-, and 10-year periods ended September 30, 2024, and underperformed its benchmark for the 3-year period ended September 30, 2024.
International Fund. The Trustees noted that the Fund had outperformed its benchmark, the MSCI World Ex U.S.A. Index - Net Dividends, for the 1-, 5-, and 10-year periods ended September 30, 2024, and underperformed its benchmark for the 3-year period ended September 30, 2024.
The Trustees noted that the performance of each Fund was in the range of the performance of peer funds presented for comparison for the 3-, 5- and 10-year periods ended September 30, 2024.
The Trustees concluded that they were generally satisfied with CMC’s and the Subadvisers’ investment performance to date.
Comparative Fees and Cost of Services Provided
The Trustees reviewed the fees paid to CMC and the Subadvisers. The Trustees reviewed reports describing both the management fees charged by CMC and the total expense ratios of the Funds in comparison to those of similarly situated funds. In addition, on a quarterly basis, the Trustees reviewed information as to the expense ratios of the Funds compared to the median expense ratio of a peer group of funds with comparable investment strategies. The Trustees also reviewed information provided by each of the Subadvisers, including comparative fee information detailing the fees they charge to other clients, as applicable.
The Trustees noted the ongoing efforts of CMC to reduce expenses charged to shareholders through oversight of service providers and by voluntarily waiving a portion of the management fee payable to CMC as specified in the Funds’ prospectus. In this regard, the Board considered that, effective October 1, 2024, CMC has voluntarily agreed to waive (i) the management fee for the Core Equity Fund from the contractual fee of 0.90% to 0.23% and (ii) the management fee for the Tax-Exempt Bond Fund from the contractual fee of 0.60% to 0.29%; and, effective January 1, 2025, CMC has voluntarily agreed to waive a portion of (i) the management fee for the Select Equity Fund from the contractual fee of 1.35% to 0.92% and (ii) the management fee for the International Fund from the contractual fee of 1.00% to 0.75%.
The Trustees noted that the Core Equity Fund’s expense ratio, after management fee waiver, was lower than that of the peer funds and the Morningstar category median and average presented for comparison. With respect to the International Fund and Tax-Exempt Bond Fund, the Trustees noted that the Funds’ expense ratios, after management fee waiver, were lower than that of the Morningstar category median and average and almost all of the peer funds presented for comparison. The Trustees noted that the Select Equity Fund’s expense ratio, after management fee waiver, was lower than that of the Morningstar category median and average and within the range of peer funds presented for comparison, and was reasonable based on the Fund’s Subadviser allocation.
Management Profitability
The Trustees reviewed CMC’s level of profitability with respect to the Funds, particularly noting CMC’s payment of fees and expenses typically absorbed by mutual fund shareholders. The Trustees concluded that profitability levels for CMC were reasonable. The Trustees considered that the Subadvisers are each independent firms and the subadvisory fees charged are the result of arm’s length bargaining between them and CMC.

Economies of Scale
The Trustees considered whether economies of scale might be realized by CMC as the Funds’ assets grow and whether there also might be benefits from such growth for the Funds’ shareholders. The Trustees noted that the Funds have been in operation for a number of years and, based on their distribution strategy, the Funds will probably not see significant increases in size. However, the Trustees determined that they would continue to monitor the assets of the Funds and consider whether there were additional opportunities to realize benefits from economies of scale for shareholders in the future.
Conclusion
Based on the factors described above, the Trustees, including all of the Independent Trustees, concluded that the investment management fees and subadvisory fees were fair and reasonable in view of the investment performance and quality of services provided. In reaching this conclusion, no single factor was considered determinative.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included as part of the Financial Statements under Item 7 of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 16. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective based on the principal executive officer and principal financial officer’s evaluation of these controls and procedures, as required by Rule 30a-3(b) under the 1940 Act, as of a date within 90 days of the filing date of this document.

(b) There have been no significant changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics of the Registrant are required pursuant to Item 2 of this Form N-CSR is filed herewith.

(a)(2) Not applicable.

(a)(3) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer) and
Treasurer (Principal Financial Officer)

Date: March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
President (Principal Executive Officer)

Date: March 5, 2025

Clearwater Investment Trust

By	/s/ Justin H. Weyerhaeuser
Justin H. Weyerhaeuser
Treasurer (Principal Financial Officer)

Date: March 5, 2025